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                           Grantor Trust Certificates


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                  AMENDED AND RESTATED GRANTOR TRUST AGREEMENT

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                                      among


                           PRESIDIO CR HOLDINGS, L.P.,
                                   as Seller,

                           PRESIDIO CAPITAL CORP. and
                    INTEGRATED RESOURCES LIFE COMPANIES INC.,
                             as Affiliated Sellers,

                              BANKERS TRUST COMPANY
                                  as Servicer,


                                       and


                                   UNION BANK,
                            as Grantor Trust Trustee




                           dated as of January 1, 1996

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

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS.............................................................................................

         SECTION 1.01   General....................................................................................
         SECTION 1.02   Specific Terms.............................................................................

ARTICLE II  CREATION OF TRUST; CONVEYANCE OF CONTRACT RECEIVABLES; ACCEPTANCE BY TRUSTEE...........................

         SECTION 2.01   Creation of Trust..........................................................................
         SECTION 2.02   Conveyance of Contract Receivables.........................................................
         SECTION 2.03   Acceptance by Grantor Trust Trustee........................................................
         SECTION 2.04   Closing Conditions.........................................................................
         SECTION 2.05   Consideration for Grantor Trust T-2 Certificate; Conditions to Issuance of
                               Grantor Trust T-2 Certificate.......................................................
         SECTION 2.06   Issuance of the Certificates; Payment to Holder of Class R Certificate.....................
         SECTION 2.07   Irrevocable Instructions of T-2 Holder.....................................................

ARTICLE III  REPRESENTATIONS AND WARRANTIES; THE CUSTODIAN; THE COLLATERAL AGENT...................................

         SECTION 3.01   Representations and Warranties.............................................................
         SECTION 3.01A   Representations and Warranties of Custodian Regarding the Contract Receivable
                               Files...............................................................................
         SECTION 3.02   Cure or Repurchase of Contract Receivables for Breach of Representations and
                               Warranties..........................................................................
         SECTION 3.03   Custody of Contract Receivable Files.......................................................
         SECTION 3.04   Duties of Custodian........................................................................
         SECTION 3.05   Instructions; Authority to Act.............................................................
         SECTION 3.06   Effective Period and Termination...........................................................
         SECTION 3.07   GT Collateral Agent........................................................................

ARTICLE IV ADMINISTRATION AND SERVICING OF CONTRACT RECEIVABLES....................................................

         SECTION 4.01   Administration of the Contract Receivables.................................................
         SECTION 4.02   Liability of the Servicer..................................................................
         SECTION 4.03   Liquidation of the Pool....................................................................
         SECTION 4.04   Enforcement of Due-On-Sale Clauses.........................................................
         SECTION 4.05   Realization Upon Contract Receivables......................................................
         SECTION 4.06   Maintenance of Security Interests..........................................................
         SECTION 4.07   Servicer Report............................................................................
         SECTION 4.08   Annual Statement as to Compliance..........................................................
         SECTION 4.09   Annual Audit Report........................................................................
         SECTION 4.10   Directing Holders..........................................................................
         SECTION 4.11   Reports to the Rating Agency...............................................................
         SECTION 4.12   Maintenance of Fidelity Bond and Errors and Omission Policy................................
         SECTION 4.13   Payment in Full of Contract Receivable.....................................................
         SECTION 4.14   Collection of Taxes, Assessments and Similar Items; Escrow Accounts........................
         SECTION 4.15   Appraisals.................................................................................
         SECTION 4.16   Servicer Advances; Liquidation Expenses....................................................
         SECTION 4.17   Inspections................................................................................
         SECTION 4.18   Modifications, Waivers, Amendments and Consents............................................
         SECTION 4.19   Servicer Reimbursable Expenses.............................................................
         SECTION 4.20   Derby, Saber and Sentec; Net Sandwich Investments..........................................

ARTICLE V  THE GRANTOR TRUST CERTIFICATES..........................................................................

         SECTION 5.01   The Grantor Trust T-1 Certificate; The Grantor Trust T-2 Certificates......................
         SECTION 5.02   Delivery and Transferability of Grantor Trust Certificates.................................
         SECTION 5.03   Registration of Transfer and Exchange of Grantor Trust Certificates........................
         SECTION 5.04   Mutilated, Destroyed, Lost, or Stolen Grantor Trust Certificates...........................
         SECTION 5.05   Persons Deemed Owners......................................................................
         SECTION 5.06   Access to List of Names and Addresses of Holders of the Grantor Trust
                               Certificates........................................................................
         SECTION 5.07   Maintenance of Office or Agency............................................................
         SECTION 5.08   Appointment of Grantor Trust Paying Agent..................................................

ARTICLE VI  DEPOSITS AND WITHDRAWALS; DISTRIBUTIONS; STATEMENTS TO HOLDERS OF THE GRANTOR TRUST
                  CERTIFICATES; SERVICING AND GRANTOR TRUST EXPENSES...............................................

         SECTION 6.01   Deposit of Funds on Closing Date...........................................................
         SECTION 6.02   Withdrawals of Funds from the Recordation Escrow Account...................................
         SECTION 6.03   Collections................................................................................
         SECTION 6.04   Servicing and Grantor Trust Expenses.......................................................
         SECTION 6.05   Withdrawals from the Reserve Fund..........................................................
         SECTION 6.06   Determination Date.........................................................................
         SECTION 6.07   Distributions after the REMIC Liquidation Date.............................................
         SECTION 6.08   Distributions from the Repurchase Reserve Fund.............................................
         SECTION 6.09   Application of Net Sandwich Investments....................................................

ARTICLE VII  ACCOUNTS..............................................................................................

         SECTION 7.01   Grantor Trust Collection Account...........................................................
         SECTION 7.02   Reserve Fund...............................................................................
         SECTION 7.03   Repurchase Reserve Fund....................................................................
         SECTION 7.04   Rejectable Offer Reserve Fund..............................................................
         SECTION 7.05   Directing Holders Reserve Fund.............................................................
         SECTION 7.06   Recordation Escrow Account.................................................................
         SECTION 7.07   Derby and Sentec Reserve Account...........................................................
         SECTION 7.08   Sandwich Reserve Fund......................................................................

ARTICLE VIII  THE SELLER AND THE AFFILIATED SELLERS................................................................

         SECTION 8.01   Merger or Consolidation of the Seller or the Affiliated Sellers............................
         SECTION 8.02   Limitation on Liability of the Seller and the Affiliated Sellers...........................

ARTICLE IX  THE SERVICER; REPRESENTATIONS AND LIABILITIES..........................................................

         SECTION 9.01   Representations of BT......................................................................
         SECTION 9.02   Liability of Servicer......................................................................
         SECTION 9.03   Merger or Consolidation of Servicer........................................................
         SECTION 9.04   Limitation on Liability of Servicer and Others.............................................
         SECTION 9.05   Servicer Not To Resign.....................................................................

ARTICLE X  EVENTS OF TERMINATION...................................................................................

         SECTION 10.01   Events of Termination.....................................................................
         SECTION 10.02   Grantor Trust Trustee to Act; Appointment of Successor....................................
         SECTION 10.03   Notification to Holders of the Grantor Trust Certificates and the Certificates............
         SECTION 10.04   Rights of Holders of the Grantor Trust Certificates to Direct Trustee and to
                               Waive Events of Termination.........................................................
         SECTION 10.05.   Effect of Transfer.......................................................................

ARTICLE XI  THE GRANTOR TRUST TRUSTEE..............................................................................

         SECTION 11.01   Duties of Grantor Trust Trustee...........................................................
         SECTION 11.02   [Intentionally Omitted]...................................................................
         SECTION 11.03   Certain Matters Affecting the Grantor Trust Trustee.......................................
         SECTION 11.04   Grantor Trust Trustee Not Liable for Grantor Trust Certificates or Contract
                               Receivables.........................................................................
         SECTION 11.05   Grantor Trust Trustee May Own Grantor Trust Certificates..................................
         SECTION 11.06   Grantor Trust Trustee's Fees and Expenses.................................................
         SECTION 11.07   Eligibility Requirements for Grantor Trust Trustee........................................
         SECTION 11.08   Resignation or Removal of Grantor Trust Trustee...........................................
         SECTION 11.09   Successor Grantor Trust Trustee...........................................................
         SECTION 11.10   Merger or Consolidation of Grantor Trust Trustee..........................................
         SECTION 11.11   Representations and Warranties of Grantor Trust Trustee...................................
         SECTION 11.12   Tax Returns...............................................................................
         SECTION 11.13   Obligor Claims............................................................................
         SECTION 11.14   Liabilities to Obligors...................................................................
         SECTION 11.15   Agents of Grantor Trust Trustee...........................................................
         SECTION 11.16   Acts of Holders of the Grantor Trust Certificates.........................................

ARTICLE XII  TERMINATION...........................................................................................

         SECTION 12.01   Termination of the Grantor Trust..........................................................

ARTICLE XIII  MISCELLANEOUS PROVISIONS.............................................................................

         SECTION 13.01   Amendment.................................................................................
         SECTION 13.02   Protection of Title to Grantor Trust......................................................
         SECTION 13.03   Limitation on Rights of Holders of the Grantor Trust Certificates.........................
         SECTION 13.04   Governing Law.............................................................................
         SECTION 13.05   Notices...................................................................................
         SECTION 13.06   Severability of Provisions................................................................
         SECTION 13.07   Grantor Trust Certificates Nonassessable and Fully Paid...................................
         SECTION 13.08   Submission to Jurisdiction; Venue.........................................................
         SECTION 13.09   Counterparts..............................................................................
         SECTION 13.10   Tax Treatment.............................................................................
         SECTION 13.11   Merger and Integration....................................................................
         SECTION 13.12   Headings..................................................................................
         SECTION 13.13   Indemnities...............................................................................
         SECTION 13.14   Replacement of Bankers Trust..............................................................
         SECTION 13.15   Calculations..............................................................................
         SECTION 13.16   No Bankruptcy Petition....................................................................
         SECTION 13.17   Waiver of Lien on Grantor Trust...........................................................
         SECTION 13.18   Presidio Tax Indemnification..............................................................

                                List of Exhibits

Exhibit A         Allocation  to  Grantor  Trust  T-1  and T-2  Certificates  of
                  Scheduled Payments on Contract Receivables

Exhibit B         Contract  Receivables  Allocable  Solely to Grantor  Trust T-2
                  Certificates

Exhibit C         Contract Receivable Schedule

Exhibit D         Credit Tenant Schedule

Exhibit E         Discount Rates For Allocated DPO Amount and Discounted Pay Off
                  Amount of Unmodified Contract  Receivables and Jacway Contract
                  Receivable

Exhibit F         Grantor Trust T-1 Certificate

Exhibit G         Grantor Trust T-2 Certificate

Exhibit H         List of Contract  Receivables  with Master Leases and Sandwich
                  Pledge Agreements

Exhibit I         DHRF Indemnity Agreement

Exhibit J         DHRF Pledge Agreement

Exhibit K         Recordation Escrow Amount Schedule

Exhibit L         Multiple Property Obligors

Exhibit M         Single Property Obligors

Exhibit N         RORF Indemnity Agreement

Exhibit O         RORF Pledge Agreement

Exhibit P         Assignment of Contract Receivables

Exhibit Q         Acknowledgment  of  Conveyance  of  Contract  Receivables  and
                  Capital Stock of Derby, Sentec and Saber

Exhibit R         Opinion of BT

Exhibit S         Representation and Warranty #44

Exhibit T         Underlying Lease Schedule

Exhibit U         Sample of Certificate of Incorporation  Containing  Bankruptcy
                  Remote Provisions

Exhibit V         Servicer Report

Exhibit W         Servicing Certificate attached to Servicer Report

Exhibit X         Post REMIC Liquidation Date Instructions for Distributions

Exhibit Y         Release Certificate

Exhibit Z         Allocation   to  Grantor   Trust   Certificates   of  Existing
                  Prepayment Deficiency Amounts.

Exhibit AA        Payment Schedules of Unmodified Contract Receivables

                  Amended and Restated Grantor Trust Agreement, dated as of January 1, 1996, among Presidio CR Holdings, L.P., a Delaware limited partnership, as seller (together with its permitted successors and assigns, the "Seller"), Presidio Capital Corp., a British Virgin Islands company ("Presidio") and Integrated Resources Life Companies Inc., a Delaware corporation ("IRL," and together with Presidio, the "Affiliated Sellers"), Bankers Trust Company, a New York banking corporation, as servicer (in its individual capacity, "BT," or, together with its permitted successors and assigns, the "Servicer"), and Union Bank, a banking corporation organized and existing under the laws of the State of California, as grantor trust trustee (together with its permitted successors and assigns, the "Grantor Trust Trustee").

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as provided herein:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01 General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of this Agreement.

                  SECTION 1.02      Specific Terms.

                  "Accreted Value" has the meaning assigned to such term in the Pooling Agreement.

                  "Accretion Amounts" has the meaning assigned to such term in the Pooling Agreement.

                  "Advancing Fee" means interest at the Prime Rate on each Servicer Advance from the date it is made to the date of repayment in full, calculated on the basis of actual days elapsed and a year of 365 or 366 days, as applicable.

                  "Affiliate"  means,  as to any  specified  Person,  any Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                  "Aggregate Debt Service Payments" has the meaning specified in the applicable Subordinate Mortgage.

                  "Agreed  Upon   Procedures   Letter"  means  the  Agreed  Upon
Procedures Letter prepared by Deloitte & Touche LLP in connection with its review of the Contract Receivables.

                  "Agreement"   means  this  Grantor  Trust  Agreement  and  all
amendments and supplements hereto.

                  "Allocable Fraction" means (i) in the case of a Multiple Property Obligor, a fraction, the numerator of which is the original cost to such Obligor of the Property or Properties to be released from the lien of a Subordinate Mortgage and the denominator of which is the original cost to such Obligor of all of the Properties which are encumbered by such Subordinate Mortgage immediately prior to such release (provided that the Allocable Fraction with respect to the Utex Note shall be a fraction, the numerator of which is the outstanding amount(s) of the First Mortgage Note(s) related to the affected Property or Properties of Sablemart Associates Limited Partnership ("Sablemart") immediately prior to such release and the denominator of which is the aggregate outstanding amount of the First Mortgage Notes related to all of the Properties then subject to the lien of the First Mortgage encumbering all of the Properties of Sablemart immediately prior to such release), or (ii) in the case of a Single Property Obligor, 100%.

                  "Allocated DPO Amount" means the Discounted Pay Off Amount multiplied by the applicable Allocable Fraction with respect to the applicable Property or Properties; except that (i) solely for purposes of calculating Losses, Repurchase Price and Directing Holders' Deposits, in the case of the Contract Receivables delivered by Alwood Associates Limited Partnership, Clamarsh Associates Limited Partnership, Lanmar Associates Limited Partnership, Rochboro Associates Limited Partnership, Rotale Associates Limited Partnership, Sablemart Associates Limited Partnership and Vegpow Associates Limited Partnership, it means the lesser of the Discounted Pay Off Amount or the Whole Prepayment Amount, in each case multiplied by the applicable Allocable Fraction, and (ii) solely for calculating Losses, in the case of any Unmodified Contract Receivables, the Dalcin Contract Receivable and (during the first Renewal Term of the related Underlying Lease only) the Jacway Contract Receivable, it means the Whole Prepayment Amount thereof multiplied by the Allocable Fraction with respect to the applicable Property or Properties.

                  "Allocated Losses" has the meaning assigned to such term in the Pooling Agreement.

                  "Assignee" means a Person to which a Tenant (or any direct or indirect assignee of such Tenant) has assigned, and which has assumed Tenant's obligations under, an Underlying Lease in accordance with the terms and conditions thereof, and which is the Lessee under the Underlying Lease.

                  "Assignment  of  Lease  and  Agreement"   means  a  collateral
assignment of the Underlying Lease(s) affecting an Obligor's Properties from such Obligor to a First Mortgagee.

                  "Balance" means the sum of the cash and the principal amount of the Eligible Investments in the Reserve Fund.

                  "Bedcar Contract Receivable" means the Contract Receivable for which Bedcar Associates Limited Partnership is the Obligor.

                  "Bessomac" means Bessomac Associates Limited Partnership, a Connecticut limited partnership.

                  "Business Day" means any day other than (a) a Saturday or a Sunday or (b) a day that is observed by either the Federal government or the State of New York as a legal holiday.

                  "CERCLA"  means  the  Comprehensive   Environmental   Response
Compensation and Liability Act of 1980, as amended.

                  "Certificate   Account"   means  the   "Certificate   Account"
established and maintained under and pursuant to the Pooling Agreement.

                  "Certificate Accreted Value" has the meaning assigned to such term in the Pooling Agreement.

                  "Certificate   Purchase   Agreement"   means  the  Certificate
Purchase Agreement, dated March 25, 1996, between the Initial Purchaser and the Grantor Trust.

                  "Certificates"   means  the  certificates   issued  under  and
pursuant to the Pooling Agreement.

                  "Certificates Paying Agent" has the meaning assigned to such term in the Pooling Agreement.

                  "Closing Date" means March 28, 1996.

                  "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and the Treasury Regulations.

                  "Collateral   Account"  means  the  account   established  and
maintained by the Paying Agent pursuant to each Paying Agent Agreement.

                  "Collateral Agent" has the meaning assigned to such term in the Pooling Agreement.

                  "Collateral Assignment" means a collateral lease assignment of the Underlying Leases affecting an Obligor's Properties from a lessee under a Master Lease to such Obligor.

                  "Collection    Account"   means   the   "Collection   Account"
established and maintained under and pursuant to Section 4.01 of the Pooling Agreement.

                  "Collection Period" means with respect to a Distribution Date in March, the six-month period commencing on the tenth day of the immediately preceding September and ending on the 9th day of March and, with respect to a Distribution Date in September, the six-month period commencing on the tenth day of the immediately preceding March and ending on the 9th day of September (or in the case of the first Distribution Date, the period commencing on the Cut-off Date and ending on the 9th day of September 1996).

                  "Contract Receivable" means each of the deferred payment obligations and origination fees (including the Notes and the Contract Right Agreements), the Utex Note, the Segair Note, and the Subordinate Mortgages (and the pledge of an undivided fractional interest in the notes secured by the First Mortgage in the case of the Utex Note) and all collateral with respect thereto, transferred and assigned to the Grantor Trust pursuant to this Agreement and from time to time held by the Grantor Trust and identified on the Contract Receivable Schedule.

                  "Contract Receivable Document" means, with respect to each Obligor, the Note or Contract Right Agreement (and the Utex Note and the Segair
Note), Subordinate Mortgage (or the pledge of an undivided fractional interest in the notes secured by the First Mortgage with respect to the Utex Note), Paying Agent Agreement and Sandwich Pledge Agreement, as applicable, and any amendments and modifications to any thereof.

                  "Contract Receivable File" means, as to each Contract Receivable (other than the Unmodified Contract Receivables) (a) the original of the related Note, (b) each assignment or endorsement of such Note evidencing a complete chain of title of such Note from the Seller to BT, as agent for the Grantor Trust; (c) the Paying Agent Agreement, with evidence of filing of UCC financing statements (except as to the filing of UCC financing statements with respect to the Dalcin Contract Receivable); (d) the Sandwich Pledge Agreement, if the Contract Receivable is listed on Exhibit H attached hereto; (e) the Subordinate Mortgage, with evidence of filing of UCC financing statements and of recording of the Subordinate Mortgage (except in the case of the Subordinate Mortgages delivered by Bessomac, Taber and Leyden, which are not in recordable form and except as to the filing of UCC financing statements with respect to the Dalcin Contract Receivable); (f) partnership certificate; (g) opinion letters;
(h) copies of Underlying Lease and, if any, Master Lease and First Mortgage Documents in the possession of the Seller on the Closing Date; (i) copies of the Guaranty, if applicable, in the possession of the Seller on the Closing Date;
(j) estoppel letters in the possession of the Seller on the Closing Date and (k) any amendments and modifications to the foregoing in the possession of the Seller on the Closing Date; and, as to the Hertec Contract Receivable, the Metec Contract Receivable, the Segair Note and the Utex Note, the Hertec Contract Receivable File, the Metec Contract Receivable File, the Segair Contract Receivable File and the Utex Contract Receivable File, respectively.

                  "Contract Receivable Schedule" means the list attached hereto as Exhibit C specifically identifying each Contract Receivable constituting part of the corpus of the Grantor Trust.

                  "Contract Right Agreements" means those certain letter agreements executed and delivered by Hertec and Metec evidencing deferred payment obligations and origination fees originally owing to Integrated or an Affiliate thereof.

                  "Credit Tenant" means each party under an Underlying Lease (or a guarantor thereof) which is identified on Exhibit D as the party whose credit is primarily relied upon as the source of satisfying rental obligations (whether constituting the original tenant, assignee, or guarantor).

                  "CRPSP Payment" means that portion of the final scheduled payment(s) due under a Note which, pursuant to the terms of a separate agreement, dated as of November 2, 1994, by and among Integrated and Beigel Schy Lasky Rifkind Goldberg & Fertik, Ltd., Integrated has directed the related Obligor to pay to a trustee for third parties.

                  "Cure Amount" has the meaning assigned in Section 3.02(a).

                  "Custodian"  has the meaning assigned in Section 3.03.

                  "Cut-off Date" means January 1, 1996.

                  "Dalcin"  means  Dalcin  Associates  Limited  Partnership,   a
Connecticut limited partnership.

                  "Dalcin Contract Receivable" means the Contract Receivable for which Dalcin was the original Obligor.

                  "DCR" means Duff & Phelps Credit Rating Co. and its successors in interest.

                  "Debt Service Draw Amount" has the meaning assigned in Section 6.05(c).

                  "Defaulted Contract Receivable" means, at any time, a Contract Receivable as to which an event of default under the related Subordinate Mortgage has occurred and is continuing at such time.

                  "Deposit Date" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "Derby" means Derby Leasing Corp., a Delaware corporation.

                  "Derby and Sentec Reserve Account" means the trust account established on behalf of the Grantor Trust as an Eligible Deposit Account pursuant to Section 7.07.

                  "Determination Date" means, with respect to any Distribution Date, the third Business Day prior to such Distribution Date.

                  "DHRF Indemnity Agreement" means the Indemnity Agreement (Directing Holders Reserve Fund) in the form of Exhibit I attached hereto.

                  "DHRF Pledge Agreement" means the Pledge Agreement (Directing Holders Reserve Fund) in the form of Exhibit J attached hereto.

                  "Directing  Holders"  has  the  meaning  assigned  in  Section
4.10(a).

                  "Directing  Holders'  Deposit"  has the  meaning  assigned  in
Section 4.10(a).

                  "Directing Holders Reserve Fund" means an account established by the Directing Holders with BT, as GT Collateral Agent pursuant to Section 7.05(a).

                  "Directing Holders' Rejectable Offer Deposit" has the meaning assigned in Section 4.10(b).

                  "Directions" has the meaning assigned in Section 4.10(b).

                   "Discount Period" means the period ending on the scheduled expiration date of the Primary Term of the applicable Underlying Lease.

                  "Discount Purchase Option" means the option of an Obligor (other than the Obligors with respect to the Dalcin Contract Receivable and the Unmodified Contract Receivables) to prepay its Note at a fixed discount; provided that, in the case of the Contract Receivables issued by Washtex Associates Limited Partnership, Scribe Associates Limited Partnership, Sajos Associates Limited Partnership, Vegrouge Associates Limited Partnership, Johab
Associates Limited Partnership, Jaclane Associates Limited Partnership, Allia Associates Limited Partnership, Reppoc Associates Limited Partnership and Denport Associates Limited Partnership, such option will be applicable only if the Obligor has exercised its right to acquire the Discount Purchase Option.

                  "Discounted Pay Off Amount" means the present value, as of the date of any determination of the Discounted Pay Off Amount or the Allocated DPO Amount, of the remaining payments scheduled to be made on a Contract Receivable (excluding any Prepayment Deficiency Amount and without taking into account any possible reduction in the final scheduled payment(s) under a Contract Receivable as a result of the CRPSP Payment), using one discount rate for the payments allocable to periods occurring during the balance of the Primary Term of the related Underlying Lease and another discount rate for the payments allocable to periods after the Primary Term of the related Underlying Lease, all as more particularly set forth in the related Contract Receivable; provided, however, that (i) except as provided in clause (iii) (with respect to the Jacway Contract Receivable) and clause (iv) of this proviso, the Discounted Pay Off Amount shall be zero if the Discount Period applicable to the Note has ended, solely for purposes of calculating Losses, Repurchase Price and Directing Holders' Deposits, (ii) solely for purposes of calculating Losses, Repurchase Prices and Directing Holders' Deposits, in the case of the Contract Receivables issued by Washtex Associates Limited Partnership, Scribe Associates Limited Partnership, Sajos Associates Limited Partnership, Vegrouge Associates Limited Partnership,
Johab Associates Limited Partnership, Jaclane Associates Limited Partnership, Allia Associates Limited Partnership, Reppoc Associates Limited Partnership and Denport Associates Limited Partnership, it shall be assumed that the Obligor has exercised its right to acquire the Discount Purchase Option, (iii) solely for purposes of calculating the Repurchase Price and Directing Holders' Deposits, in the case of the Unmodified Contract Receivables, the Dalcin Contract Receivable and (during the first Renewal Term of the related Underlying Lease only) the Jacway Contract Receivable, the applicable discount rates shall be deemed to be as set forth on Exhibit E attached hereto, (iv) solely for purposes of Section 6.05(c) and (d), in the case of any Unmodified Contract Receivables, the Dalcin Contract Receivable and (during the first Renewal Term of the related Underlying Lease only) the Jacway Contract Receivable, the Discounted Pay Off Amount shall be equal to the Whole Prepayment Amount of the Contract Receivable, and (v) solely for purposes of calculating Losses, Repurchase Prices and Directing Holders' Deposits, in the case of the Contract Receivables delivered by Alwood Associates Limited Partnership, Clamarsh Associates Limited Partnership, Lanmar Associates Limited Partnership, Rochboro Associates Limited Partnership, Rotale Associates Limited Partnership, Sablemart Associates Limited Partnership and Vegpow Associates Limited Partnership, the Discounted Pay Off Amount means the lesser of the Discounted Pay Off Amount or the Whole Prepayment Amount.

                  "Distribution Date" means the 15th day of March and the 15th day of September, or if such day is not a Business Day, the next succeeding Business Day, commencing on September 16, 1996, and on and after the REMIC Liquidation Date, the Monthly Distribution Date.

                  "DPO Fraction" has the meaning assigned in Section 6.05(d).

                  "Eligible Deposit Account" means a segregated account with an Eligible Institution.

                  "Eligible Institution" means (a) the corporate trust department of the REMIC Trustee, the Grantor Trust Trustee or the Servicer or
(b) a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) if it (or its parent bank holding company) has either (A) a long-term unsecured debt rating of "A" or better from the Rating Agency (or, if it is not rated by the Rating Agency, then a comparable rating from an NRSRO), or (B) a long-term unsecured debt rating, a short-term unsecured debt rating or a certificate of deposit rating in each case acceptable to the Rating Agency.

                  "Eligible Investments" means any one or more of the following obligations or securities denominated in U.S. dollars, regardless of whether issued by the Servicer, the REMIC Trustee, the Grantor Trust Trustee, the Collateral Agent, the GT Collateral Agent or any of their respective affiliates, and having the required ratings provided for in this definition:

                           (i) direct obligations of, or obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America;

                           (ii) direct obligations of, or obligations guaranteed as to timely payment of principal and interest by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System, provided that any such obligation is qualified by the Rating Agency as an investment of funds backing securities with a long-term unsecured debt rating of "AAA;"

                           (iii) demand and time deposits in, or demand notes or certificates of deposit of, or bankers acceptances issued by, any domestic bank or trust company, savings and loan association or savings bank, provided that the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term debt obligations of such holding company) have a rating of "D-1+" or "AAA" by the Rating Agency (or, if not rated by the Rating Agency, then a comparable rating by an NRSRO);

                           (iv) general obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia receiving the highest long-term debt ratings available for such securities by the Rating Agency;

                           (v) domestic commercial or finance company paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by the Rating Agency (or, if not rated by the Rating Agency, then a comparable rating by an NRSRO) in its highest short-term unsecured rating category, and is issued by a domestic corporation the outstanding senior debt obligations of which are then rated by the Rating Agency (or, if not rated by the Rating Agency, then a comparable rating by an NRSRO) in its highest short-term unsecured debt rating category or its highest long-term unsecured debt rating category, as applicable;

                           (vi) guaranteed reinvestment agreements or guaranteed investment contracts issued by any bank, insurance company or other corporation rated in the highest rating category available to such issuers by the Rating Agency (or, if not rated by the Rating Agency, then a comparable rating by an NRSRO), but in no event less than "AAA," provided that any such agreement must by its terms be terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

                           (vii) repurchase obligations with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in (iii) above;

                           (viii) securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and rated by the Rating Agency in its highest long-term unsecured debt rating category; provided, however, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are held as part of the applicable fund or account to exceed 20% of the aggregate amount of all Eligible Investments then held in such fund or account;

                           (ix) if previously confirmed in writing to the Servicer by the Rating Agency, any other demand, money market or time deposit, demand obligation or any other obligation, security or investment as may be acceptable to the Rating Agency as a permitted investment of funds backing securities having a rating of "AAA," and which qualifies as a "cash flow investment" pursuant to the Code;

                           (x) if previously confirmed in writing by the Rating Agency to the Servicer, money market mutual funds organized under the Investment Company Act of 1940, as amended, rated in its highest long-term or short-term rating category by DCR or, if not rated by DCR, then a comparable rating from an NRSRO; and

                           (xi) such other obligations as are acceptable as Eligible Investments by the Rating Agency, as evidenced in writing, and which qualifies as a "cash flow investment" pursuant to the Code;

provided, however, that no obligation or security shall be an Eligible Investment if (i) such obligation or security evidences a right to receive only interest payments or (ii) the stated interest rate on such obligation or security is in excess of 120% of the yield to maturity produced by the price at which such obligation or security was purchased.

                  "Eligible Servicer" means BT, the Grantor Trust Trustee or any Person which is an approved servicer of commercial mortgage loans by the Rating Agency.

                  "Event of Termination" means an event specified in Section 10.01.

                  "Excess Cash Flow" has the meaning specified in the applicable Note.

                  "Excess Proceeds" has the meaning specified in the applicable Note.

                  "Excess Superior Amount" has the meaning specified in the applicable Note.

                  "Existing Prepayment Deficiency Amounts" means the Prepayment Deficiency Amounts with respect to the Jacway Contract Receivable, the Dalcin Contract Receivable, the Bedcar Contract Receivable and the Pinole Contract Receivable, in effect as of the Closing Date.

                  "First Mortgage" means the first mortgage(s), deed(s) of trust, indenture(s) of mortgage and deed(s) of trust or similar instrument(s) creating a first lien on an Obligor's Mortgaged Properties superior to the Subordinate Mortgage encumbering such Mortgaged Properties.

                  "First Mortgage Documents" means (i) with respect to each First Mortgage, the First Mortgage(s), First Mortgage Note(s) and Assignment(s) of Lease and Agreement, and (ii) with respect to each permitted refinancing of a First Mortgage, the first mortgage(s), the First Mortgage Note(s) and Assignment(s) of Lease and Agreement.

                  "First Mortgage Notes" means the note(s) secured by a First Mortgage or any permitted refinancing thereof.

                  "First Mortgagee" means a holder of a First Mortgage and any successor or assignee thereof.

                  "Foreclosed Property" has the meaning assigned in Section 4.05(f).

                  "Grantor Trust" means the trust created pursuant to the Grantor Trust Agreement, the corpus of which will initially consist of all right, title and interest arising from and in connection with the capital stock of Derby, Saber and Sentec and each Contract Receivable including, without limitation, (a) the related Note or the Utex Note or the Segair Note, as the case may be, or Contract Right Agreement, (b) all rights under the Subordinate Mortgage securing such Note, the Segair Note, or the Contract Right Agreement, as the case may be, or pledge of an undivided fractional interest in the notes secured by the First Mortgage in the case of the Utex Note (or, in the case of the Subordinate Mortgages which are not in recordable form and do not grant a lien encumbering, or create a security interest in, any of the Obligor's property, all right to enforce the covenants made in the Subordinate Mortgage by the Obligor for the benefit of the Noteholder), (c) all rights to payments due and received on such Contract Receivable on and after the Cut-off Date, (d) all rights under the related Paying Agent Agreement, including rights to the Collateral Account, (e) all rights under the Sandwich Pledge Agreement (if any) relating to such Contract Receivable, (f) all proceeds in any way derived from any of the foregoing items, and (g) all documents contained or required to be contained in the related Contract Receivable File. In addition, the corpus of the Grantor Trust will include the Recordation Escrow Account, the Sandwich Reserve Fund, the Derby and Sentec Reserve Account, the rights to indemnity under the Repurchase Reserve Fund Indemnity Agreement and the collateral security therefor under the Repurchase Reserve Fund Pledge Agreement, but the corpus of the Grantor Trust shall not include the Pledged Funds.

                  "Grantor Trust Certificate" means a Grantor Trust Certificate executed and delivered on behalf of the Grantor Trust by the Grantor Trust Trustee substantially in the form of either Exhibit F or G which shall be the Grantor Trust T-1 Certificate and Grantor Trust T-2 Certificates, respectively.

                  "Grantor  Trust  Certificate   Register"  and  "Grantor  Trust
Certificate Registrar" mean the register maintained and the registrar (or any successor registrar) appointed pursuant to Section 5.03.

                  "Grantor Trust Collection Account" means the trust account established and maintained in the name of the Grantor Trust in an Eligible Institution pursuant to Section 7.01.

                  "Grantor Trust Expenses"  means during each Collection  Period
(i) Servicer Reimbursable Expenses incurred by the Servicer in the performance of its duties as Servicer, (ii) certain expenses incurred by the Grantor Trust Trustee in the performance of its duties and reimbursable pursuant to Section 11.06(b), (iii) any amounts which the Grantor Trust Trustee is entitled to receive as indemnification pursuant to Section 13.13 hereof, (iv) any amounts which BT, in all of its capacities hereunder (or its successor in such capacities), is entitled to receive as indemnification pursuant to Section 13.13 hereof, and (v) all Sandwich Administrative Expenses (unless the Servicer has determined pursuant to Section 4.20 not to fund the payment thereof) to the extent that (a) in the case of Derby or Sentec, there are insufficient funds in the Derby and Sentec Reserve Account and (b) Derby, Saber and Sentec do not have sufficient funds to make payment thereof when due.

                  "Grantor Trust Paying Agent" means any Person appointed by the Grantor Trust Trustee and acting as such pursuant to Section 5.08.

                  "Ground Lease" means a ground or base lease, together with all assignments and amendments thereof, pursuant to which an Obligor has acquired a leasehold interest in all or a portion of its Property.

                  "GT  Collateral  Agent" has the  meaning  assigned  in Section
3.07.

                  "Guarantor" means the guarantor, if any, of a Tenant's obligations under an Underlying Lease.

                  "Guaranty" means a guaranty of a Tenant's obligations under an Underlying Lease provided by a Guarantor.

                  "Hertec"  means  Hertec  Associates  Limited  Partnership,   a
Connecticut limited partnership.

                  "Hertec Contract Receivable" means the Contract Receivable for which Hertec was the original Obligor.

                  "Hertec Contract Receivable File" means, as to the Hertec Contract Receivable (a) the original unmodified Contract Right Agreement; (b) a copy of each assignment of such Contract Right Agreement evidencing a complete chain of title of such Contract Right Agreement from the Seller to BT, as agent for the Grantor Trust; (c) a copy of the Subordinate Mortgage granted contemporaneously with such Contract Right Agreement; (d) copies of Underlying Lease, Master Lease and First Mortgage Documents in the possession of the Seller on the Closing Date; (e) the Paying Agent Agreement; and (f) originals or copies of any amendments and modifications to the foregoing in the possession of the Seller on the Closing Date.

                  "Initial Purchaser" means Bear, Stearns & Co. Inc.

                  "Instructions" has the meaning assigned in Section 4.10(a).

                  "Integrated" means Integrated Resources, Inc.

                  "Jacway Contract Receivable" means the Contract Receivable for which Jacway Associates Limited Partnership is the Obligor.

                  "LCB" means LCB Limited Partnership, a Delaware limited partnership.

                  "Lessee" means a Tenant or Assignee which is the current lessee of an Obligor's Property pursuant to an Underlying Lease.

                  "Leyden"  means  Leyden  Associates  Limited  Partnership,   a
Connecticut limited partnership.

                  "Liquidated" or "Liquidation" means, with respect to a Contract Receivable, the liquidation of a related Property or other collateral securing the related Note (or the Utex Note or the Segair Note, as the case may be) or Contract Right Agreement through a Remedial Proceeding.

                  "Liquidated Contract Receivable" means a Defaulted Contract Receivable as to which the Servicer has certified to the Grantor Trust Trustee and the REMIC Trustee that all Remedial Proceedings have been completed and that it does not expect to recover additional amounts in respect of such Contract Receivable or the Properties presently or previously securing such Contract Receivable or the Foreclosed Property related to such Contract Receivable.

                  "Liquidation Expenses" means, with respect to a Contract Receivable, expenses to third parties incurred by the Servicer in connection with the Liquidation of a Contract Receivable and which, pursuant to Section
4.16 hereof, are reimbursable to the Servicer.

                  "Liquidation Proceeds" means, with respect to a Contract Receivable, the amount of cash, including, without limitation, insurance proceeds and condemnation proceeds (but excluding scheduled payments and prepayments by the Obligor) received in connection with the Liquidation thereof and net rental income and proceeds of sale of Foreclosed Property (whether or not received after the Defaulted Contract Receivable became a Liquidated Contract Receivable).

                  "Loss" has the meaning assigned in Section 6.05(c).

                  "Majority-in-Interest" means the holders of Grantor Trust T-2 Certificates representing greater than 50% of the Percentage Interest of all Grantor Trust T-2 Certificates.

                  "Master Lease" means a master lease agreement affecting an Obligor's Properties between such Obligor, as lessor, and the lessee thereunder, which lessee is the lessor under the related Underlying Lease.

                  "Material Breach" has the meaning assigned in Section 3.02(a).

                  "Metec"  means  Metec  Associates   Limited   Partnership,   a
Connecticut limited partnership.

                  "Metec Contract Receivable" means the contract Receivable for which Metec was the original Obligor.

                  "Metec Contract Receivable File" means, as to the Metec Contract Receivable (a) the original unmodified Contract Right Agreement; (b) a copy of each assignment of such Contract Right Agreement evidencing a complete chain of title of such Contract Right Agreement from the Seller to BT, as agent for the Grantor Trust; (c) a copy of the Subordinate Mortgage granted contemporaneously with such Contract Right Agreement; (d) copies of Underlying Lease, Master Lease and First Mortgage Documents in the possession of the Seller on the Closing Date; (e) the Paying Agent Agreement; and (f) originals or copies of any amendments and modifications to the foregoing in the possession of the Seller on the Closing Date.

                  "Monthly Distribution Date" means the 15th day of each calendar month.

                  "Mortgaged   Property"   means  each   Property  (and  related
interests), as stated in the granting clause of a Subordinate Mortgage.

                  "Multiple Property Obligor" means each Obligor designated on Exhibit L attached hereto as owning more than one Property as of the Cut-off Date.

                  "Net Liquidation Proceeds" means, with respect to a Contract Receivable, the excess of the Liquidation Proceeds realized with respect to such Contract Receivable over the amount of (i) the Liquidation Expenses for such Contract Receivable not paid from the Directing Holders Reserve Fund or the Rejectable Offer Reserve Fund, (ii) any Servicer Advances and the Advancing Fee thereon made in connection with the Liquidation of such Contract Receivable and
(iii) the Special Servicing Fee (if any) payable with respect thereto.

                  "Net Sandwich Investments" means an amount equal to the difference, for each of Derby, Saber and Sentec, between (i) the cash and the principal amount of the Eligible Investments of such corporation then held in Eligible Deposit Accounts (excluding any investment income thereon and the amount of any capital contribution by the Grantor Trust), and (ii) the amount of any reserve established pursuant to Section 4.20(d) for income taxes payable by such corporation on payments received by it under the applicable Underlying Lease.

                  "Note" means a Negotiable Promissory Note in Replacement and Substitution of Letter Agreement from an Obligor to BT, as agent for the Grantor Trust (successor-in-interest to the Seller) or its registered assigns, which evidences a Contract Receivable.

                  "Noteholder" the registered holder of a Note or the Utex Note or the holder of a Contract Right Agreement or the Segair Note, which on the Closing Date shall be BT, as agent for the Grantor Trust.

                  "Noteholder Expenses" means certain fees, costs and expenses which a Noteholder has agreed to pay or cause to be paid to the Obligor or other third parties (other than the Servicer) in connection with the administration and servicing of a Contract Receivable and the exercise of certain rights by such Noteholder under the related Subordinate Mortgage.

                  "NRSRO" means the Rating Agency, Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, Inc.

                  "Obligor" means each Person which is the obligor under a Note, the Utex Note, the Segair Note or a Contract Right Agreement, as the case may be.

                  "Offered Certificates" has the meaning assigned to such term in the Pooling Agreement.

                  "Officer's Certificate" means a certificate signed by the managing director, treasurer, secretary, assistant secretary, president, any vice president, any assistant vice president or any assistant treasurer of BT or the Servicer and delivered to the Grantor Trust Trustee.

                  "Opinion of Counsel" means a written opinion of counsel in form and substance reasonably satisfactory to the Grantor Trust Trustee which in the case of an opinion with respect to tax matters shall be an Opinion of Independent Counsel.

                  "Opinion of Independent Counsel" means an Opinion of Counsel independent of the Person required to provide the opinion and its Affiliates, provided that an outside counsel for a Person shall not, by reason of such representation, be deemed not to be independent.

                  "Pass-Through Rate" has the meaning assigned to such term in the Pooling Agreement.

                  "Paying Agent" means BT and its successors pursuant to a Paying Agent Agreement.

                  "Paying Agent Agreement" means each Paying Agent Agreement among an Obligor, BT, as Paying Agent, and BT, as agent for the Grantor Trust (as successor-in-interest to the Seller or an Affiliated Seller), its successors and/or assigns.

                  "Payment Schedule" means the respective payment schedule identified as Schedule A to each Note, stating the scheduled payment dates and amounts payable on such dates under such Note or, in the case of the Unmodified Contract Receivables, the respective payment schedule on Exhibit AA attached hereto.

                  "Payor" has the meaning assigned in Section 3.01(b)(34).

                  "Percentage   Interest"   means,   as  to  any  Grantor  Trust
Certificate, the percentage specified on the face of such Grantor Trust Certificate.

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Pinole Contract Receivable" means the Contract Receivable for which Pinole Associates Limited Partnership is the Obligor.

                  "Pledged Fund" has the meaning assigned to such term in the Pooling Agreement.

                  "Pooling Agreement" means the Pooling Agreement dated the date hereof among the REMIC Trustee, BT, as Servicer, and the Grantor Trust, acting through the Grantor Trust Trustee, as depositor.

                  "Post Securitization Servicing Fee" means an amount equal to $75 per month per Contract Receivable.

                  "Prepayment Deficiency Amount" has the meaning specified in the applicable Note.

                  "Primary Term" means the primary, fixed or basic term of an Underlying Lease.

                  "Prime Rate" means, with respect to each day during the period from the date of an advance to the date of reimbursement, the rate of interest published in The Wall Street Journal as the "Prime Rate." In the event The Wall Street Journal is not published or such rate does not appear in The Wall Street Journal or more than one rate appears in The Wall Street Journal on a particular date, the "Prime Rate" for such date shall be the Servicer's Prime Rate.

                  "Property" means each parcel of real property as stated in the recitals and granting clause of a Subordinate Mortgage.

                  "Purchase Option" means an option set forth in an Underlying Lease exercisable at a Lessee's election pursuant to which such Lessee has the right to purchase one or more Properties leased under such Underlying Lease.

                  "Purchase Option Prepayment Amount" has the meaning specified in the applicable Note.

                  "Purchase Option Proceeds" has the meaning specified in the applicable Note.

                  "Rated Final Distribution Date" has the meaning assigned to such term in the Pooling Agreement.

                  "Rating Agency" means DCR.

                  "Rating Agency Condition" means, with respect to any action, the condition that the Rating Agency shall have been given prior notice thereof and the Rating Agency shall have notified the Servicer, the Grantor Trust Trustee and the REMIC Trustee in writing that such action shall not result in a downgrade, qualification or withdrawal of the then current ratings of the Offered Certificates.

                  "Rating Agency Reserve Fund" has the meaning assigned to such term in the Pooling Agreement.

                  "Record Date" means, with respect to any Distribution Date, the close of business, if applicable, on the last day of the calendar month (whether or not a Business Day) immediately preceding the month in which such Distribution Date occurs.

                  "Recordation Escrow Account" means the account established on behalf of the Grantor Trust as an Eligible Deposit Account pursuant to Section 7.06.

                   "Rejectable Offer" means an offer to purchase a Property required to be made by a Lessee in accordance with the terms of an Underlying Lease and a Master Lease, as applicable.

                  "Rejectable Offer Reserve Fund" means an account established by the Directing Holders with BT, as GT Collateral Agent pursuant to Section 7.04.

                  "Rejection   Notice"  has  the  meaning  assigned  in  Section
4.10(b).

                  "Release  Certificate"  has the  meaning  assigned  in Section
6.02.

                  "Release Price" has the meaning specified in the applicable Note.

                  "Remedial Proceeding" means, with respect to a Defaulted Contract Receivable, the exercise of any of the rights and remedies of the Noteholder under such Contract Receivable.

                  "REMIC" means a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Liquidation Date" means the date on which the Trust is liquidated.

                  "REMIC Regulations" has the meaning assigned to such term in the Pooling Agreement.

                  "REMIC Trustee" means The First National Bank of Chicago, as trustee under the Pooling Agreement.

                  "Renewal Term" means any renewal term of an Underlying Lease.

                  "Repurchase Date" has the meaning assigned in Section 3.02.

                  "Repurchase  Price" shall be  determined  in  accordance  with
Section 3.02(b) with respect to a Contract Receivable (or interest therein) to be repurchased under Section 3.02 of this Agreement.

                  "Repurchase Reserve Fund" means the account established with BT, as GT Collateral Agent pursuant to Section 7.03.

                  "Repurchase  Reserve  Fund  Indemnity   Agreement"  means  the
Repurchase Reserve Fund Indemnity Agreement dated as of the Closing Date made by the T-2 Holder in favor of the Grantor Trust, and BT, as GT Collateral Agent.

                  "Repurchase   Reserve   Fund  Pledge   Agreement"   means  the
Repurchase Reserve Fund Pledge Agreement dated as of the Closing Date made by the T-2 Holder in favor of BT, as GT Collateral Agent.

                  "Reserve Fund" means the account established with BT, as Collateral Agent pursuant to Section 7.02.

                  "Reserve Fund Indemnity Agreement" means the Reserve Fund Indemnity Agreement dated as of the Closing Date made by the T-2 Holder in favor of the Trust, and BT, as Collateral Agent.

                  "Reserve Fund Pledge Agreement" means the Reserve Fund Pledge Agreement dated as of the Closing Date made by the T-2 Holder in favor of BT, as Collateral Agent.

                  "Responsible Officer" means, with respect to the Grantor Trust Trustee, the chairman and any vice chairman of its board of directors, the president, the chairman and vice chairman of any executive committee of its board of directors, any officer in the corporate trust department of the Grantor Trust Trustee as long as it is the Grantor Trust Trustee hereunder, including every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Grantor Trust Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively.

                  "RORF Indemnity Agreement" means the Indemnity Agreement (Rejectable Offer Reserve Fund) in the form of Exhibit N attached hereto.

                  "RORF Pledge Agreement" means the Pledge Agreement (Rejectable Offer Reserve Fund) in the form of Exhibit O attached hereto.

                  "Saber" means Saber Leasing Corp., a Delaware corporation.

                  "Saber Sandwich Investment Account" has the meaning assigned in Section 4.20.

                  "Sandwich Administrative Expenses" means an amount equal to all expenses of Derby, Sentec or Saber, as the case may be, including legal and accounting expenses, the expenses of preparing and filing tax returns and the expenses of maintaining such corporation in good standing in its jurisdiction of incorporation and each other jurisdiction in which it is qualified to do business.

                  "Sandwich Corporation" means a corporation which is the lessee under a Master Lease and the lessor under an Underlying Lease with respect to a Property.

                  "Sandwich  Pledge   Agreement"  means  each  pledge  agreement
between The Sandwich Services, L.L.C. and BT, as agent.

                  "Sandwich Reserve Fund" has the meaning assigned in Section 7.08.

                  "Schedule C Event" means the termination of an Underlying Lease pursuant to a Rejectable Offer made under such Underlying Lease.

                  "Schedule C Prepayment Amount" has the meaning specified in the applicable Note.

                  "Schedule C Proceeds" has the meaning specified in the applicable Note.

                  "Scheduled Rent" has the meaning specified in the applicable Note.

                  "Section 2.09 Agreement" means the agreement dated as of September 28, 1995 between the Seller and certain of the Obligors and acknowledged and agreed to by certain of the Sandwich Corporations pursuant to which the parties have agreed that (i) any amounts received by a Sandwich Corporation as a result of a Schedule C Event or any Purchase Option are irrevocably and unconditionally assigned by such Sandwich Corporation to the Obligor constituting the landlord under its Master Lease and (ii) such Obligor shall apply such amounts to the indebtedness evidenced by the related Note.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Segair Contract Receivable File" means, as to the Segair Note
(a) the Segair Note; (b) a copy of the assignment of the Segair Note evidencing a complete chain of title from Presidio to BT, as agent for the Grantor Trust;
(c) a copy of the Segair Mortgage granted contemporaneously with the Segair Note; (d) copies of Underlying Lease, Master Lease and First Mortgage Documents in the possession of Presidio on the Closing Date; (e) the Paying Agent Agreement; (f) the Sandwich Pledge Agreement; and (g) a copy of any amendments and modifications to the foregoing in the possession of Presidio on the Closing Date.

                  "Segair Note" means that certain Promissory Note, dated as of January 31, 1985, in the original principal amount of $2,031,065, made by Segair Associates Limited Partnership ("Segair") to Integrated (the current payor of which is LCB and the current payee of which is BT, as agent for the Grantor Trust) which is secured by a third priority mortgage (the "Segair Mortgage") encumbering the real property owned or leased by LCB.

                  "Sentec" means Sentec Leasing Corp., a Delaware corporation.

                  "Service Transfer" has the meaning assigned in Section 10.01.

                  "Servicer" means BT (subject to Section 9.03) until any Service Transfer hereunder, and thereafter means the new servicer appointed pursuant to Article X.

                  "Servicer Advance" means an advance made by the Servicer pursuant to Section 4.16 hereof.

                  "Servicer  Reimbursable  Expenses" has the meaning assigned in
Section 4.19.

                  "Servicer Report" has the meaning assigned in Section 4.07.

                  "Servicing and Grantor Trust Expenses" mean (i) the Servicing Fee, and (ii) the Grantor Trust Expenses.

                  "Servicing Fee" means, as to any Distribution Date, except as provided in Section 10.02 hereof, (i) on and prior to the REMIC Liquidation Date, one-half of the product of 0.0625% and the Certificate Accreted Value as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the product of (A) the actual number of days elapsed (assuming twelve 30-day months and a 360-day year) from the Closing Date through and including September 14, 1996 divided by 360 and (B) the product of 0.0625% and the Original Certificate Principal Balance (as defined in the Pooling Agreement)) and (ii) after the REMIC Liquidation Date, the Post Securitization Servicing Fee.

                  "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contract Receivables whose name appears on a list of servicing officers in an Officer's Certificate furnished to the Grantor Trust Trustee by the Servicer, as the same may be amended from time to time.

                  "Single Property Obligor" means each Obligor designated on Exhibit M as owning a single Property as of the Cut-off Date.

                  "Special  Servicing  Fee" means an amount  equal to the sum of
(i) 1.5% of the Net Liquidation Proceeds (calculated before deducting the Special Servicing Fee) of any Contract Receivable that became a Liquidated Contract Receivable during the related Collection Period (unless the Servicer initially received Instructions prior to the Servicer determining the appropriate actions to be taken or received Directions from the Directing Holders); and (ii) if there is a workout agreement or a restructuring agreement modifying the payment terms of a Defaulted Contract Receivable, if such fee is paid by the related Obligor, 0.5% of the restated principal amount of the Contract Receivable (the "Workout Fee"), or, if such fee is not paid by the related Obligor, 0.5% of the principal amount realized in cash by the Grantor Trust (other than scheduled payments of principal and interest) at the time of such restructuring (unless the Servicer initially received Instructions prior to the Servicer determining the appropriate actions to be taken or received Directions from the Directing Holders).

                  "Stated Final Distribution Date" has the meaning assigned to such term in the Pooling Agreement.

                  "Sub-account" has the meaning assigned to such term in the Pooling Agreement.

                  "Subordinate Mortgage" means the mortgage, deed of trust, indenture of mortgage and deed of trust or similar instrument creating a subordinate lien on the related Obligor's Mortgaged Property and securing a Note or Contract Right Agreement, as the case may be; provided, however, that the subordinate mortgage instruments delivered by Bessomac, Taber and Leyden do not create a lien upon the related Obligor's Mortgaged Property.

                  "Supplemental Agreement" means the Supplemental Agreement, dated as of October 1, 1995, among BT, as agent for the Seller, the Seller, BT, as Paying Agent, and certain Obligors, as amended by that certain Amendment to Supplemental Agreement dated as of October 1, 1995.

                  "Taber"  means  Taber  Associates   Limited   Partnership,   a
Connecticut limited partnership.

                  "T-1 Allocated DPO Amount" has the meaning assigned in Section 6.05(d).

                  "T-1 Allocable Payments" consist of the following payments on each Contract Receivable (other than the Contract Receivables listed on Exhibit
B), (i) the payments of principal and interest on such Contract Receivable scheduled to be made on or prior to the applicable T-1 Payment End Date set forth on Exhibit A hereto and received after the Closing Date, (ii) the portion of each prepayment of such Contract Receivable allocable to such scheduled payments (other than interest not yet accrued as of the date of prepayment) pursuant to Section 6.03 hereof, (iii) the portion of the Repurchase Price and Cure Amounts paid under Section 3.02 and the purchase price paid under Section
4.10 of such Contract Receivable allocable to the Grantor Trust T-1 Certificate pursuant to Section 6.03(h), (l) or (m) hereof, (iv) the Net Liquidation Proceeds of such Contract Receivable up to the amount of the unpaid balance of the payments described in clause (i) and (v) hereof (other than interest which has not yet accrued as of the date of determination), (v) the portion of each payment of a Prepayment Deficiency Amount (other than the Existing Prepayment Deficiency Amounts for the Pinole Contract Receivable and the Jacway Contract Receivable) on such a Contract Receivable allocable to the Grantor Trust T-1 Certificate pursuant to Section 6.03 hereof and (vi) any other payment on such Contract Receivable allocated by the specific terms of this Agreement to the Grantor Trust T-1 Certificate.

                  "T-1 Payment End Date" means the date set forth as such on Exhibit A attached hereto.

                  "T-2 Allocable  Payments" consist of the following payments on each Contract Receivable, (i) the payments of principal and interest on such Contract Receivable (other than the Contract Receivables on Exhibit B) scheduled to be made after the applicable T-1 Payment End Date set forth on Exhibit A hereto (other than the CRPSP Payment) and received after the Closing Date, (ii) the portion of each prepayment of such Contract Receivable (other than the Contract Receivables on Exhibit B) allocable to such scheduled payments (other than interest not yet accrued as of the date of such prepayment but including the CRPSP Payment) pursuant to Section 6.03 hereof, (iii) the portion of the Repurchase Price and Cure Amounts paid under Section 3.02 or purchase price paid under Section 4.10 of such Contract Receivable (other than the Contract Receivables on Exhibit B) in excess of the amounts allocated to the Grantor Trust T-1 Certificate pursuant to Section 6.03(h), (l) or (m) hereof, (iv) the Net Liquidation Proceeds of such Contract Receivable (other than the Contract Receivables on Exhibit B) in excess of the amount allocated to the Grantor Trust T-1 Certificate, (v) the portion of each payment of a Prepayment Deficiency Amount on such Contract Receivable (other than a Contract Receivable on Exhibit
B) not allocable to the Grantor Trust T-1 Certificate pursuant to Section 6.03 hereof, (vi) all payments (including payments on a Prepayment Deficiency Amount), prepayments, Net Liquidation Proceeds and Cure Amounts of each Contract Receivable listed on Exhibit B and received after the Closing Date, (vii) all payments (including payments on a Prepayment Deficiency Amount), prepayments and Net Liquidation Proceeds of each Contract Receivable (or portions thereof) following its repurchase as a result of a Material Breach of certain of the representations and warranties pursuant to Section 3.02, (viii) all distributions on or proceeds of the capital stock of Derby, Saber and Sentec, the Sandwich Reserve Fund and the Derby and Sentec Reserve Account, and (ix) any other payment on such Contract Receivable allocated by the specific terms of this Agreement to the Grantor Trust T-2 Certificates.

                  "T-2 Certificate Purchase Agreement" means the T-2 Certificate Purchase Agreement dated as of the Closing Date between the Grantor Trust and the T-2 Holder.

                  "T-2 Holder" means T-Two Partners, L.P., a Delaware limited partnership.

                  "T-2 Share" means the ratio of the T-2 Allocable Payments with respect to a Collection Period to the sum of the T-1 Allocable Payments and the T-2 Allocable Payments with respect to such Collection Period.

                  "Tenant" means, with respect to any Property, the original tenant under an Underlying Lease and/or, if applicable, the Assignee, if any, designated on Exhibit D attached hereto.

                  "Transfer Date" means the first Business Day following the end of the Collection Period.

                  "Treasury Regulations" means any temporary or final regulation promulgated under the Code, as in effect from time to time.

                  "Trust"   means   the   Contract   Receivables    Pass-Through
Certificate Trust created under and pursuant to the Pooling Agreement.

                  "Trust Reimbursable Expenses" has the meaning assigned to such term in the Pooling Agreement.

                  "Trustee's Fee" means the fees and expenses of the Grantor Trust Trustee as described in Section 11.06.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "Underlying  Lease"  means  a  lease  agreement   affecting  a
Property between the tenant named therein and either a Sandwich Corporation or an Obligor, and which is identified as such on the Underlying Lease Schedule.

                  "Underlying Lease Schedule" means the schedule attached hereto as Exhibit T.

                  "Unmodified Contract Receivables" means the Hertec Contract Receivable, the Metec Contract Receivable, the Segair Note and the Utex Note.

                  "Utex Contract Receivable File" means, as to the Utex Note (a) the Utex Note; (b) a copy of the assignment of the Utex Note evidencing a complete chain of title of the Utex Note from IRL to BT, as agent for the Grantor Trust; (c) the pledge of an undivided fractional interest in each of the notes issued by Sablemart Associates Limited Partnership ("Sablemart") which in turn are secured by the First Mortgage encumbering Sablemart's Properties; (d) copies of Underlying Lease, Master Lease and First Mortgage Documents in the possession of IRL on the Closing Date; (e) a copy of the direction letter provided to the paying agent for the mortgagee under the related First Mortgage; and (f) an original or copy of any amendments and modifications to the foregoing in the possession of IRL on the Closing Date.

                  "Utex Note" means that certain Utex Corp. 22.71355% Note Due February 1, 1998 No. C(R), in the original principal amount of $174,834, as modified.

                  "Whole   Prepayment   Amount"   means,   as  of  any  date  of
determination, an amount equal to the sum of the unpaid principal balance of a Contract Receivable and the unpaid interest accrued thereon.


                                   ARTICLE II

             CREATION OF TRUST; CONVEYANCE OF CONTRACT RECEIVABLES;
                              ACCEPTANCE BY TRUSTEE

                  SECTION 2.01 Creation of Trust. There is hereby created, by the Seller and the Affiliated Sellers, as depositors, a separate trust which shall be known as the Contract Right Grantor Trust (the "Grantor Trust"). The Grantor Trust shall be administered pursuant to the provisions of this Agreement for the benefit of holders of the Grantor Trust Certificates.

                  SECTION 2.02 Conveyance of Contract Receivables. Subject to the conditions in Section 2.04, on the Closing Date, the Seller (with respect to all of the Contract Receivables except the Utex Note and the Segair Note), Presidio (with respect to the Segair Note) and IRL (with respect to the Utex
Note) shall sell, transfer, assign, set over and otherwise convey to the Grantor Trust by execution of an assignment, substantially in the form of Exhibit P hereto, and the Grantor Trust shall purchase, all right, title and interest of the Seller and the Affiliated Sellers in each Contract Receivable, including, without limitation, (a) the related Note or the Utex Note or the Segair Note, as the case may be, or Contract Right Agreement, (b) all rights under the Subordinate Mortgage or pledge of an undivided fractional interest in the notes secured by the First Mortgage with respect to the Utex Note, as the case may be, securing such Note, the Segair Note, the Utex Note or the Contract Right Agreement, as the case may be (or, in the case of the Subordinate Mortgages granted by Bessomac, Taber and Leyden, all right to enforce the covenants made in the Subordinate Mortgage by the Obligor for the benefit of the Noteholder),
(c) all rights to payments due and received on such Contract Receivable on and after the Cut-off Date, (d) all rights under the related Paying Agent Agreement, including rights to the Collateral Account, (e) all rights under the Sandwich Pledge Agreement (if any) relating to such Contract Receivable, (f) all proceeds in any way derived on and after the Cut-off Date from any of the foregoing items, and (g) all documents contained or required to be contained in the Contract Receivable Files. To facilitate the servicing of the related Contract Receivables and as additional credit enhancement, the Seller shall also sell, transfer, assign, set over and otherwise convey to the Grantor Trust all of the capital stock of Derby, Saber and Sentec. The Seller, Presidio and IRL hereby release absolutely and irrevocably any and all interest which any of them may at any time have in the Recordation Escrow Account (except as provided in Section 6.02), the Sandwich Reserve Fund, the Derby and Sentec Reserve Account, the Rating Agency Reserve Fund, the Collection Account (including the Sub-account), the Certificate Account and the Pledged Funds. In exchange for the Contract Receivables and the capital stock and release described above, the Grantor Trust shall pay to the Seller $201,721,283.23 (plus the additional amounts, if any, payable from time to time pursuant to Section 6.02), pay to Presidio $1,655,998.22 and pay to IRL $3,622,496.10 in immediately available funds. The parties intend and agree that the conveyance of the Seller's and the Affiliated Sellers' right, title and interest in and to each Contract Receivable and the capital stock of Derby, Saber and Sentec pursuant to this Agreement shall constitute absolute sales to the Grantor Trust, and not secured loans by the Seller and the Affiliated Sellers to the Grantor Trust.

                  SECTION 2.03 Acceptance by Grantor Trust Trustee. On the Closing Date, BT, on behalf of the Grantor Trust Trustee, shall deliver a certificate to the Seller and each Affiliated Seller, substantially in the form of Exhibit Q hereto, acknowledging conveyance of the capital stock of Derby, Saber and Sentec, each Contract Receivable and the Contract Receivable Files to the Grantor Trust Trustee and declaring that BT, on behalf of the Grantor Trust Trustee, will hold all Contract Receivables and the capital stock of Derby, Saber and Sentec that have been delivered in trust, upon the trusts herein set forth, for the use and benefit of all holders of the Grantor Trust Certificates, subject to the terms and provisions of this Agreement. The transfer, assignment, and conveyance of the Contract Receivables and the capital stock of Derby, Saber and Sentec, and the Grantor Trust Trustee's acceptance thereof, does not constitute and is not intended to constitute an assumption by the Grantor Trust, the Grantor Trust Trustee or any holder of a Grantor Trust Certificate of any obligation of the Seller or the Affiliated Sellers in connection with the Contract Receivables or the capital stock of Derby, Saber and Sentec, or under any agreement or instrument relating thereto, except (with respect to the T-2 Holder) as provided in Section 2.05 and except (with respect to the Grantor Trust) the obligations under the Contract Receivable Documents of the holder thereof subject to which the Grantor Trust is acquiring the Contract Receivables. Upon the order of the Seller (on behalf of itself and the Affiliated Sellers), the Grantor Trust T-1 Certificate shall be issued to the Trust in exchange for the Certificates and the Grantor Trust T-2 Certificates shall be issued to the T-2 Holder in exchange for the consideration described in
Section 2.05.

                  SECTION 2.04      Closing Conditions.

                  On or before the Closing Date, BT shall deliver the following documents to the Grantor Trust Trustee:

                  (a) Opinion of counsel for BT, substantially in the form of Exhibit R hereto;

                  (b) An Officer's Certificate having attached thereto copies of resolutions of the board of directors of BT approving the execution, delivery and performance of any contract, document, instrument, certificate or other writing that it may be necessary, or appropriate to execute for, or on behalf of, BT in the conduct of its lawful business;

                  (c) An Officer's Certificate appointing and listing the Servicing Officers;

                  (d) A blanket assignment of the Contract Receivables for the transfer of the Contract Receivables from the Seller and each Affiliated Seller to the Grantor Trust substantially in the form of Exhibit P hereto;

                  (e) An Officer's Certificate substantially in the form of Exhibit Q hereto;

                  (f) A certificate of BT confirming the deposit in the Collection Account of $859,565 and in the Reserve Fund of $26,550, constituting all funds received with respect to the Contract Receivables on and after the Cut-off Date to the Closing Date and of the deposit of $10,650,000, $150,000, $9,415,190, $150,000, $915,000, $915,000 and $263,741 in, respectively, the
Repurchase Reserve Fund, the Rating Agency Reserve Fund, the Recordation Escrow Account, the Derby and Sentec Reserve Account, the Saber Sandwich Investment Account, the Sandwich Reserve Fund and the Sub-account; and

                  (g) An Officer's Certificate of BT stating that BT has accepted its role as GT Collateral Agent, Custodian, Grantor Trust Certificate Registrar and Servicer hereunder and confirming its appointment as Paying Agent under the Paying Agent Agreements, agent under the Sandwich Pledge Agreements and mortgagee or beneficiary under the Subordinate Mortgages.

                  SECTION 2.05 Consideration for Grantor Trust T-2 Certificates; Conditions to Issuance of Grantor Trust T-2 Certificates.

                  As a condition to the issuance and sale by the Grantor Trust of the Grantor Trust T-2 Certificates, the T-2 Holder shall deliver the following consideration to the Servicer on behalf of the Grantor Trust Trustee (and to the REMIC Trustee in the case of clauses (iii) and (iv)) on the Closing
Date:

                  (i) acknowledgment, by a counterpart to this Agreement, by the T-2 Holder of its acceptance of the obligations under Sections 2.05, 2.07, 3.02, 4.05(l), 4.20(h), 6.03, 6.05, 7.02, 7.03, 13.10 and 13.16 herein;

                  (ii) the T-2 Certificate Purchase Agreement, duly executed by the T-2 Holder;

                  (iii) the Reserve Fund Indemnity Agreement, duly executed by the T-2 Holder;

                  (iv) the Reserve Fund Pledge Agreement, duly executed by the T-2 Holder;

                  (v) the Repurchase Reserve Fund Indemnity Agreement, duly executed by the T-2 Holder;

                  (vi) the Repurchase Reserve Fund Pledge Agreement, duly executed by the T-2 Holder; and

                  (vii) payment by the T-2 Holder, in immediately available funds of $20,030,000 to the Grantor Trust.

                  SECTION 2.06 Issuance of the Certificates; Payment to Holder of Class R Certificate.

                  On the Closing Date, the Grantor Trust shall issue written instructions to the REMIC Trustee to cause the authentication and delivery of the Offered Certificates to the order of the Initial Purchaser and the Class R Certificate to T-Two Corp., upon receipt of payment of the amount specified for the Offered Certificates in the Certificate Purchase Agreement in the case of the Initial Purchaser and the payment to T-Two Corp. in the case of the holder of the Class R Certificate of $1,500,000.

                  SECTION 2.07      Irrevocable Instructions of T-2 Holder.

                  The T-2 Holder hereby irrevocably instructs the Servicer, at all times prior to the REMIC Liquidation Date, to deposit all T-2 Allocable Payments (other than the distributions on or proceeds of the stock of Derby, Saber and Sentec which shall be applied in accordance with this Agreement) in the Reserve Fund.


                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES; THE CUSTODIAN;
                              THE COLLATERAL AGENT

                  SECTION 3.01 Representations and Warranties. (a) Each of the Seller and the Affiliated Sellers severally represents and warrants as to itself to the Grantor Trust that, as of the Closing Date:

                           (1)  The  Seller  is  a  limited   partnership   duly
organized, validly existing and in good standing under the laws of the State of Delaware; Presidio is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands; and IRL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                           (2) It has taken all  necessary  action to  authorize
the execution, delivery and performance of this Agreement by it, it has duly executed and delivered this Agreement and it has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Contract Receivables and, in the case of the Seller, the capital stock of Derby, Saber and Sentec, in accordance with this Agreement;

                           (3) Assuming  the due  authorization,  execution  and
delivery of this Agreement by the other parties hereto, this Agreement and all of its obligations hereunder are its legal, valid and binding obligations, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (4) The execution and delivery of this  Agreement and
its performance of its obligations hereunder shall not conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which it is a party or by which it is bound, or any order or decree applicable to it, or result in the creation or imposition of any lien on any of its assets or property, which would materially and adversely affect its ability to carry out the transactions contemplated by this Agreement; and it has obtained any consent, approval, authorization or order of any court or governmental agency or body required for its execution, delivery and performance of this Agreement;

                           (5) There is no action,  suit or  proceeding  pending
against it in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect its ability to carry out its obligations under this Agreement; and

                           (6) It has not  dealt  with  any  broker,  investment
banker, agent or other person (other than the Grantor Trust, the Grantor Trust Trustee, the Trust, the REMIC Trustee, BT, the Initial Purchaser and attorneys, accountants and financial advisors to the foregoing and to it) who may be entitled to any commission or compensation in connection with the sale of the Contract Receivables or the capital stock of Derby, Saber and Sentec.

                  (b) Each of the Seller and the Affiliated Sellers severally represents and warrants with respect to the Contract Receivables sold by it to the Grantor Trust (except that, unless specifically noted below, no representation is made with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable) that as of the date specified below or, if no such date is specified, as of the Closing Date:

                           (1)  The   information  set  forth  in  the  Contract
Receivable Schedule with respect to each Contract Receivable (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) is true and correct in all material respects at the date or dates respecting which such information is furnished;

                           (2)  Immediately  prior  to  the  assignment  of  the
Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) to the Grantor Trust, it had good title to, and was the sole owner of, each Contract Receivable and the capital stock of Derby, Saber and Sentec free and clear of any pledge, lien, encumbrance or security interest and such assignment validly transfers ownership of the Contract Receivables and the capital stock of Derby, Saber and Sentec to the Grantor Trust free and clear of any pledge, lien, encumbrance or security interest;

                           (3) It has not taken any action  that would cause the
representations and warranties made by any Obligor (including the Obligor under the Dalcin Contract Receivable), or its nominee, in any Contract Receivable Document not to be true in any material respect;

                           (4) It has no  knowledge  that  the  representations,
warranties or certifications provided by any Obligor (including the Obligor under the Dalcin Contract Receivable) in any Contract Receivable Document are not true in any material respect;

                           (5) It has no  knowledge  that  any  information  set
forth in the estoppel letters provided by the Tenants, Lessees and First Mortgagees is not true in any material respect (including with respect to the Dalcin Contract Receivable);

                           (6)  The   interest  in  each   individual   Contract
Receivable (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) to be evidenced by the Grantor Trust T-1 Certificate meets the definition of a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

                           (7) Each  Contract  Receivable  File  (including  the
Contract Receivable Files with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable) contains each of the documents and instruments specified in the definition of such term to be included therein duly executed and in due and proper form;

                           (8) Each Property (and with respect to the Unmodified
Contract Receivables and the Dalcin Contract Receivable, the property secured by the related Subordinate Mortgage or the First Mortgage indirectly securing the Utex Note) consists of one or more parcels of real property in which the related Obligor has the following interests: (a) fee simple ownership of the related land and improvements, or (b) fee simple ownership of the related improvements and a leasehold interest in the related land, which leasehold interest is provided pursuant to a lease which, to the best of its knowledge, has an unexpired term which is not less than the unexpired Primary Term of the Underlying Lease for the related Property, or (c) a leasehold interest in the related improvements and a leasehold interest in the related land, which leasehold interest or interests are provided pursuant to a lease which, to the best of its knowledge, has an unexpired term which is not less than the unexpired Primary Term of the Underlying Lease for the related Property, or (d) fee title to the improvements and an estate for years in the land which, to the best of its knowledge, expires no earlier than the unexpired Primary Term of the Underlying Lease for the related Property and an option to ground lease the related Property pursuant to a ground lease which, to the best of its knowledge, has a term commencing as of the day following the termination of the estate for years, or (e) a leasehold interest in the improvements and an estate for years in a leasehold interest in the land which leasehold interest and estate for years, to the best of its knowledge, expire no earlier than the unexpired Primary Term of the Underlying Lease for the related Property and an option to lease the land and improvements from the holder of the remainder interest in the leasehold estate which, to the best of its knowledge, commences as of the day following the termination of the estate for years; and all of the aforementioned leasehold interests are provided pursuant to leases which, to the best of its knowledge, (i) shall expire (assuming the exercise of applicable renewal options) at least ten years after the date the last scheduled installment of principal and interest is due under the related Contract Receivable and (ii) in the case of leasehold interests described in clause (b) impose no obligations upon the related Obligor or Sandwich Corporation which are not, in turn, directly or indirectly assumed by the related Lessee;

                           (9) Each Contract Receivable (including in respect of
the Unmodified Contract Receivables and the Dalcin Contract Receivable) provides for monthly, quarterly or semi-annual payments which are, if timely paid, sufficient to fully amortize the principal balance of such Contract Receivable on or before its maturity date (including in many cases a balloon payment at maturity);

                           (10)  Except for  Bessomac,  Leyden  and Taber,  each
Subordinate Mortgage (and, with respect to the Dalcin Contract Receivable and the Unmodified Contract Receivables, the related Subordinate Mortgage or the First Mortgage indirectly securing the Utex Note) is a valid, enforceable and duly perfected lien of record on and/or security interest in its related Mortgaged Property subject only to Permitted Exceptions (as defined in the Subordinate Mortgage) for the related Mortgaged Property, which Permitted Exceptions (except for the related First Mortgage) do not, individually or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Subordinate Mortgage;

                           (11)  To the  best  of  its  knowledge,  no  Contract
Receivable is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor shall the operation of any of the terms of any Contract Receivable Document (including those for the Unmodified Contract Receivables and the Dalcin Contract Receivable), or the exercise of any right thereunder, render such Contract Receivable Document unenforceable in whole or in part (subject to the qualification that certain provisions contained in the Contract Receivable Documents may not be enforceable, but such unenforceability shall not render such Contract Receivable Documents invalid as a whole or substantially interfere with the realization of the benefits thereof and/or the security intended to be provided thereby), or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (12)  To the  best  of  its  knowledge,  there  is no
proceeding pending or threatened for the total or partial condemnation of any Property related to any of the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) which would either (i) give rise to a Schedule C Event or (ii) entitle any Lessee to an abatement of rent which would cause the Scheduled Rent for such Property to be less than (a) if the Property is owned by a Single Property Obligor, the sum of the Aggregate Debt Service Payments and the payments to be made under the Contract Receivable, or (b) if the Property is owned by a Multiple Property Obligor, the product of
(A) the sum of the Aggregate Debt Service Payments and the payments to be made under the Contract Receivable and (B) the Allocable Fraction for such Property;

                           (13) Each  Contract  Receivable  Document  (including
those for the Unmodified Contract Receivables and the Dalcin Contract Receivable) is the legal, valid and binding obligation of each party thereto and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), subject to the qualification that certain provisions contained in such Contract Receivable Document may not be enforceable, but such unenforceability shall not render such Contract Receivable Document invalid as a whole or substantially interfere with the realization of the benefits thereof and/or the security intended to be provided thereby; all parties to each such Contract Receivable Document had full legal capacity to execute all such Contract Receivable Documents and convey any estate therein purported to be conveyed, and each such Contract Receivable Document has been duly and properly executed by such parties, and (except with respect to the Dalcin Contract Receivable and the Unmodified Contract Receivables) it has obtained opinions of counsel to such effect; none of such Contract Receivable Documents violate any applicable usury laws or regulations;

                           (14)  None  of  the  Contract  Receivable   Documents
(including those for the Unmodified Contract Receivables and the Dalcin Contract Receivable) have been amended or modified in any material respect, except by a written instrument which is reflected on the Contract Receivable Schedule;

                           (15)  Except for  Bessomac,  Leyden  and Taber,  each
Subordinate Mortgage (and with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable, the related Subordinate Mortgage or the First Mortgage indirectly securing the Utex Note) was duly recorded or properly filed in the appropriate recording or filing office for the purposes of perfecting the liens and security interests provided for therein against the property specified therein and except as set forth on Exhibit K at least 91 days prior to the Closing Date;

                           (16) No  instrument  of  release  or waiver  has been
executed in connection with any Contract Receivable (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) by it or its agents, and no Obligor, Tenant, Guarantor or (except in cases where a Master Lease has been terminated and the Lessee has attorned to the related Obligor under the terms of a related Underlying Lease) Sandwich Corporation has been released, in whole or in part (other than pursuant to an order of a Bankruptcy Court or by operation of law), from its obligations under the Contract Receivable Documents, Underlying Lease, Guaranty or (except as provided above) Master Lease;

                           (17)  There  is no  obligation  on  the  part  of the
holders of any of the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) to make future advances under any of the Contract Receivables;

                           (18) All costs, fees and expenses incurred in making,
closing or recording the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) were paid;

                           (19) Each Contract  Receivable  (including the Dalcin
Contract Receivable and the Unmodified Contract Receivables) is not secured by any collateral, pledged account or other security except the liens and security interests provided for in the Contract Receivable Documents related thereto;

                           (20) Except  pursuant to the Paying Agent  Agreements
(including with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable) and with respect to Noteholder Expenses, there is no obligation on the part of it or any other party to make payments in addition to those made or to be made by any Obligor under the Contract Receivable Documents (including those for the Unmodified Contract Receivables and the Dalcin Contract Receivable);

                           (21) With respect to each Subordinate  Mortgage (and,
with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable, the related Subordinate Mortgage or the First Mortgage indirectly securing the Utex Note) constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Subordinate Mortgage;

                           (22) With respect to the execution,  delivery and (if
applicable) recording and filing of each Contract Receivable Document (including those for the Unmodified Contract Receivables and the Dalcin Contract Receivable) relating to each Contract Receivable either (i) no consent is required on the part of the holder of the related First Mortgage or (ii) such consent has been obtained;

                           (23)  Except for  Bessomac,  Taber and  Leyden,  each
Subordinate Mortgage (including, with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable, the related Subordinate Mortgage or the First Mortgage indirectly securing the Utex Note) contains enforceable provisions which are customary in the State in which the related Property is located for second mortgages (or, in the case of the First Mortgage indirectly securing the Utex Note, first mortgages) and which, subject to the superior rights of the First Mortgagee under the First Mortgage Documents and the restrictions imposed upon the implementation of such provisions by virtue of the First Mortgage, render the rights and remedies of the holder of the Subordinate Mortgage adequate for the realization against the Mortgaged Property of the benefits of the security granted therein; each such Subordinate Mortgage provides for the appointment of a receiver for rents in the event of default or allows the mortgagee to enter into possession to collect the rents of its related Property or Properties, subject to the superior rights of the First Mortgagee under the First Mortgage Documents and the restrictions imposed upon the implementation of such provisions by virtue of the First Mortgage;

                           (24) There is no statutory exemption available to the
Obligor which would materially interfere with the right of the holder of the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) to sell the Property at a trustee's sale or the right to foreclose on the Subordinate Mortgage;

                           (25) There is no default,  breach, violation or event
of acceleration existing under any Contract Receivable Document (including those for the Unmodified Contract Receivables and the Dalcin Contract Receivable) and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither it nor any of its agents has waived any default, breach, violation or event of acceleration; and to the best of its knowledge, there is no existing circumstance or condition with respect to any such Contract Receivable, Property or Obligor that in its sole opinion can reasonably be expected to cause the related Contract Receivable to become subject to imminent default;

                           (26) No Obligor  (including  the  Obligors  under the
Unmodified Contract Receivables and the Dalcin Contract Receivable) is currently a debtor in any bankruptcy, reorganization, insolvency or similar proceeding;

                           (27)  With  respect  to  each   Contract   Receivable
(including the Unmodified Contract Receivables and the Dalcin Contract Receivable) (a) each Underlying Lease and, if any, Guaranty and Master Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as set forth in the Underlying Lease Schedule, (b) no party to an Underlying Lease or, if any, Guaranty or Master Lease is in default under such Underlying Lease, Guaranty or Master Lease beyond applicable notice and cure periods, (c) there is currently no defense, offset, claim or counterclaim by or in favor of any Lessee, Tenant or Guarantor under any Underlying Lease or, if any, Guaranty or in favor of any Sandwich Corporation under any Master Lease or against the obligations of any Lessee, Tenant or, if any, Guarantor under any Underlying Lease or, if any, Guaranty or any Sandwich Corporation under any Master Lease, (d) there has not been any prior transfer, assignment, hypothecation or pledge of any Obligor's or Sandwich Corporation's interest in any Underlying Lease or, if any, Guaranty or Master Lease, except pursuant to
(i) assignments of leases and rents delivered in connection with the related First Mortgage and, in the case of the Segair Note, the assignment delivered in connection with the second priority mortgage encumbering the Segair Property,
(ii) the Subordinate Mortgage(s) and (iii) the Collateral Assignment(s), if any, for the related Property or Properties and the Section 2.09 Agreement, (e) the base minimum rent under each Underlying Lease and any Master Lease is in the amounts, and is payable on the dates, set forth on the Underlying Lease Schedule, all such base minimum rent is not delinquent under the terms of the Underlying Leases and, if any, the Master Leases as of the date hereof, and no Advance Rental Payment (as defined in the Supplemental Agreement) has been made,
(f) each Collateral Assignment, if any, is in full force and effect as of the date hereof, and has not been amended, modified, supplemented or superseded except as set forth in the Contract Receivable Schedule, and (g) each Tenant which is not a Lessee under its related Underlying Lease is liable for the payment and performance of such Lessee's obligations under such Underlying Lease, and each Guarantor, if any, is liable for the payment and performance of its related Tenant's obligations under such Tenant's related Underlying Lease;

                           (28) It and BT, as its agent  (including with respect
to the Unmodified Contract Receivables and the Dalcin Contract Receivable),  are
(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein each Property is located, and (2)(A) organized under the law of such state, or (B) qualified to do business in such state, or (C) not doing business in such state so as to require qualification or licensing; assuming that the Grantor Trust's sole activity in each state in which there is a Property is to own the related Contract Receivable and to receive and collect the payments due thereunder (and the Trust's sole activity in each state is to own the Grantor Trust T-1 Certificate and to exercise the rights under this Agreement related thereto), the Grantor Trust and the Trust shall not be required to qualify to do business or to be licensed in such state or be subject to the imposition of any tax of such state or any subdivision thereof;

                           (29) To the best of its  knowledge,  with  respect to
those Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) that are secured in whole or in part by an interest of an Obligor as a lessee under a Ground Lease: (A) such Ground Lease or an estoppel or consent letter or lender protective agreement permits the interest of the lessee thereunder to be encumbered by the related Subordinate Mortgage and there has been no amendment or modification to the terms of such Ground Lease which would materially and adversely affect the Grantor Trust's ability to realize upon the security provided for under the related Subordinate Mortgage; (B) subject to the superior rights of the First Mortgagee under the First Mortgage Documents, it and its successors and assigns have the right to succeed to the Obligor's interest in each Ground Lease upon notice to, but without the consent of, the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date), provided, in the event that it, or its successors and assigns, shall have succeeded to the interest of the Obligor, as lessee under the Ground Lease, by foreclosure of the related Subordinate Mortgage or acceptance of an assignment in lieu thereof, the consent of such lessor may be required for any subsequent assignment; and (C) as of the Closing Date, each Ground Lease is in full force and effect and no default beyond applicable notice and cure periods has occurred under any such Ground Lease;

                           (30) The  information  set  forth  on the  Underlying
Lease Schedule (including with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable) with respect to each Underlying Lease and, to the best of its knowledge, Guaranty thereof is true, correct and complete in all material respects as of the date or dates upon which such information is furnished, and no change has occurred with respect to the facts or circumstances set forth therein from and after such date or dates;

                           (31) To the  best  of its  knowledge,  no  Rejectable
Offer or event which would give rise to a Rejectable Offer has occurred since October 17, 1995 with respect to any of the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) except for
(A) Autolane Associates Limited Partnership which has received notice from the Lessee of its Banning, California Property that the Lessee intends to terminate the Underlying Lease with respect to the Property, together with an irrevocable offer by the Lessee to purchase the Property for the related Schedule C
Prepayment Amount, (B) Waldrest Associates Limited Partnership which has received notice from the Lessee of its St. Petersburg, Florida Property that the Lessee intends to terminate the Underlying Lease with respect to the Property, together with an irrevocable offer by the Lessee to purchase the Property for the related Schedule C Prepayment Amount, and (C) Sunway Associates Limited
Partnership which has received notice from the Lessee of its Payson, Arizona Property that the Lessee intends to terminate the Underlying Lease with respect to the Property, and intends to make an irrevocable offer to purchase the Property for the related Schedule C Prepayment Amount (provided, that subsequent to Sunway's receipt of such notice, Seller received notice that Sunway will voluntarily prepay the portion of its indebtedness allocable to such Property);

                           (32) To the best of its  knowledge,  no Lessee or any
other party which has a right to exercise a Purchase Option has exercised any Purchase Option with respect to any of the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable);

                           (33)  The   holder   of  each   Contract   Receivable
(including the Hertec Contract Receivable, the Metec Contract Receivable and the Dalcin Contract Receivable) shall have a valid, enforceable and duly perfected lien on all amounts held by the Paying Agent in the Collateral Account pursuant to the terms of its related Paying Agent Agreement;

                           (34)  With  respect  to  each   Contract   Receivable
(including the Unmodified Contract Receivables (other than the Utex Note) and the Dalcin Contract Receivable), (a) a direction letter in the form attached to the related Paying Agent Agreement has been provided to (i) the lessee under the related Underlying Lease or (ii) the First Mortgagee or the paying agent or trustee for the related First Mortgagee (the entities described in clauses (i) and (ii) are referred to herein as the "Payor"), as applicable, (b) there is currently no dispute with respect to such Payor's obligation to pay rent in excess of First Mortgage debt service, trustee or paying agent fees (if any), UCC filing fees and other sums then due and payable under the First Mortgage to the Paying Agent, and (c) in the case of any Underlying Lease on which rental payments were due on or after January 1, 1996 and prior to March 1, 1996, the Paying Agent has received all payments which were due on the related Contract Receivable prior to March 1, 1996; with respect to the Utex Note, a direction letter has been provided to the paying agent for the related First Mortgagee directing such paying agent to remit the portion of First Mortgage debt service allocable to the Utex Note to the Paying Agent;

                           (35) Each Underlying Lease (including with respect to
the Unmodified Contract Receivables and the Dalcin Contract Receivable) (i) imposes on the Lessee all obligations with respect to the operation, maintenance or use of the leased Properties (including, but not limited to, the obligations to comply with laws and to pay real estate taxes and assessments), and (ii) is a "net lease" and provides that the Tenant's obligation to pay fixed rent, additional rent and all other sums payable by the Tenant pursuant to the Underlying Lease shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension , deferment, diminution or reduction of any kind whatsoever, except as may be expressly provided therein;

                           (36) No sums  have been  advanced  by or on behalf of
any holder of the Contract Receivables (including the Unmodified Contract Receivables and the Dalcin Contract Receivable) for the purposes of paying any sums due and payable by the Obligors thereunder;

                           (37) Each Obligor (including with respect to the Utex
Note) which is a party to a Master Lease has acquired, free and clear of any liens, claims and encumbrances (except for certain permitted exceptions) the absolute right to receive all amounts payable to its related Sandwich Corporation under the related Master Lease (i) as the result of any Schedule C Event and (ii) as a result of the exercise of any Purchase Option set forth in the related Underlying Lease and such rights are included within the Mortgaged Property subject to the lien of the related Subordinate Mortgage;

                           (38)  Each  Sandwich   Corporation   (including  with
respect to Hertec, Metec, Dalcin and Segair) is a duly formed and validly existing United States corporation whose certificate of incorporation contains "bankruptcy remote" type provisions substantially similar to those in Exhibit U attached hereto; each Obligor (including LCB) which is a party to a Master Lease is the equitable and beneficial owner, by virtue of a Nominee Agreement, dated as of October 1, 1995, with The Sandwich Services, L.L.C., of all of the stock of the Sandwich Corporation which is a party to such Master Lease; BT, as agent for the holder of the related Contract Receivable, shall have a valid, enforceable and duly perfected lien on such stock;

                           (39) No Contract Receivable (including the Unmodified
Contract Receivables and the Dalcin Contract Receivable) contains any equity participation by the holder of the Contract Receivable, and each Contract Receivable is a whole loan and not a participation certificate;

                           (40) To the best of its knowledge,  no default beyond
applicable notice or cure periods is currently existing under any First Mortgage Documents (including those relating to the Unmodified Contract Receivables and the Dalcin Contract Receivable);

                           (41)  As  of  the  Cut-off  Date,   the  most  recent
scheduled payment on each Contract Receivable (including each Unmodified Contract Receivable and the Dalcin Contract Receivable) was made or was not delinquent more than 60 days;

                           (42)  The  interest  in  each   individual   Contract
Receivable (including each Unmodified Contract Receivable and the Dalcin Contract Receivable) to be evidenced by the Grantor Trust T-1 Certificate has a loan-to-value ratio no greater than 125% at the Closing Date. For purposes of computing such loan-to-value ratio, (i) the amount of the loan at the Closing Date is equal to the "adjusted issue price" of the interest of the Grantor Trust T-1 Certificate in the Contract Receivable, as determined for Federal income tax purposes, and (ii) the fair market value of the Property must be reduced by the amount of any lien that is senior to the mortgage applicable to the interest of the Grantor Trust T-1 Certificate in the Contract Receivable, and must be further reduced by a proportionate amount of any lien that is in parity with such applicable mortgage;

                           (43) The information in the "Data Base" and "Presidio
Electronic Files" referred to in the Agreed Upon Procedures Letter (including with respect to the Unmodified Contract Receivables and the Dalcin Contract Receivable) is true, correct and complete in all material respects as of the date or dates upon which such information was obtained and reviewed by Deloitte & Touche LLP, and no change has occurred with respect to the facts or circumstances set forth therein from and after such date or dates;

                           (44) The information contained in Exhibit S, is true,
correct and complete in all material respects; and

                           (45)  No  Contract   Receivable  has  any  Prepayment
Deficiency Amount outstanding, except for the Dalcin Contract Receivable, the Jacway Contract Receivable, the Bedcar Contract Receivable and the Pinole Contract Receivable.

                  (c) The Seller represents and warrants, that as of the Closing
Date:

                           (1) Each of Derby,  Saber and Sentec is a corporation
duly organized, validly existing and in good standing under the laws of Delaware, and has the requisite corporate power and lawful authority to own, lease or operate its assets, properties and business and to carry on its business as it is now being conducted. Each of Derby, Saber and Sentec is duly qualified as a foreign corporation authorized to transact business, and is in good standing, in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary;

                           (2) The capital  stock of Derby,  Saber and Sentec to
be delivered to the Grantor Trust Trustee on the Closing Date will constitute all of the issued and outstanding capital stock of each of Derby, Saber and Sentec. No shares of capital stock of any of them are reserved for issuance pursuant to any outstanding agreement. There are no other shares of capital stock of any of them outstanding and no other outstanding options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), stock appreciation rights, calls or commitments of any character whatsoever to which any of them is a party or may be bound requiring the issuance or sale of shares of any capital stock of any of them, and there are no contracts or other agreements by which any of them is or may become bound to issue additional shares of its capital stock or any options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), stock appreciation rights, calls or commitments of any character whatsoever relating to such shares. All of the issued and outstanding shares of capital stock of each of Derby, Saber and Sentec are validly issued and outstanding, fully paid and nonassessable;

                           (3) None of Derby,  Saber or Sentec has any direct or
indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, including, without limitation, liabilities on account of taxes, other governmental, regulatory or administrative charges or lawsuits brought, whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, except that each of these corporations is subject to (i) liabilities and obligations under the Master Lease to which it is a party, each of which liabilities and obligations is also a liability or obligation of the Lessee under an Underlying Lease and (ii) tax liabilities for which all estimated tax payments have been made or all returns filed; and

                           (4) The Seller is the record and beneficial  owner of
all outstanding shares of capital stock of Derby, Saber and Sentec, free and clear of any lien or other encumbrance and has full power and authority to convey such shares, free and clear of any lien or other encumbrance, and, upon delivery of and payment for such shares as herein provided, the Grantor Trust will acquire good and valid title thereto, free and clear of any lien or other encumbrance.

                  (d)  The  representations  and  warranties  described  in this
Section 3.01 shall survive the sale of the Contract Receivables to the Grantor Trust and shall inure to the benefit of the Grantor Trust, notwithstanding any restrictive or qualified endorsement on any Contract Receivable or assignment thereof or the examination or lack of examination of any Contract Receivable File, but the remedies for breach of a representation or warranty shall be limited to those set forth in Section 3.02 hereof.

                  SECTION 3.01A Representations and Warranties of Custodian Regarding the Contract Receivable Files. The Custodian represents and warrants to the Grantor Trust Trustee and the holders of the Grantor Trust Certificates that immediately prior to the Closing Date, the Custodian will have possession of each original Contract Receivable and the related Contract Receivable File.

                  SECTION 3.02 Cure or Repurchase of Contract Receivables for Breach of Representations and Warranties.

                  (a) On the Closing Date, pursuant to the Repurchase Reserve Fund Indemnity Agreement, the T-2 Holder shall assume the obligations of the Seller and the Affiliated Sellers to pay the Cure Amount or the Repurchase Price for (i) any Contract Receivable as to which there is a breach of a representation or warranty under Section 3.01(b) which materially and adversely affects the value of such Contract Receivable or the interest of the holders of the Grantor Trust Certificates therein (and regardless of whether the representation or warranty was given to the best knowledge of the Seller or an Affiliated Seller) or (ii) each Unmodified Contract Receivable or the Dalcin Contract Receivable as to which an event or circumstance exists or has occurred which, if the representation and warranty contained in Section 3.01(b)(11) were applicable to such Contract Receivable, there would be a breach of such representation which materially and adversely affects the value of such Contract Receivable or the interest of the holders of the Grantor Trust Certificates therein (regardless of whether such representation or warranty was given to the best knowledge of the Seller or an Affiliated Seller (each, a "Material Breach")). In the event of a Material Breach, the Servicer and/or the Grantor Trust Trustee shall promptly notify the T-2 Holder specifying the breach in reasonable detail. Subject to Section 3.02(e), the T-2 Holder shall be given the opportunity to effect a cure of such Material Breach, or, if not cured, to repurchase a Contract Receivable, at its Repurchase Price, or to pay the Cure Amount, by not later than the date (the "Repurchase Date") which is the earlier of (i) the date which is 90 days after the T-2 Holder receives written notice of such Material Breach from the Grantor Trust Trustee, or the Servicer or (ii) the date which is 90 days after the T-2 Holder otherwise becomes aware of such Material Breach. The T-2 Holder may request the Servicer to disburse funds to pay the costs and expenses of the cure of a Material Breach (including a Cure Amount) from the Repurchase Reserve Fund (or, to the extent funds are not available in the Repurchase Reserve Fund, from the Reserve Fund and then from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09)), in which event the Servicer shall determine whether such funds should be disbursed to cure a Material Breach. If such a Material Breach relates to the payment terms of a Contract Receivable, the related Underlying Lease or the related First Mortgage Note, the T-2 Holder may cure such Material Breach by paying an amount (a "Cure Amount") equal to the difference between the payments as represented and the actual payments required to be made on such Contract Receivable (or, if such Material Breach relates to the payment terms of the Underlying Lease or the First Mortgage Note, the amount by which rental payments under such Underlying Lease, after payment of debt service under such First Mortgage Note, are, as a result of such Material Breach, insufficient to pay the debt service payable under such Contract Receivable as and when due). If the T-2 Holder fails to cure such Material Breach or pay the Cure Amount by the Repurchase Date, the T-2 Holder may, at its option, effect such repurchase by paying the Servicer the Repurchase Price on the Repurchase Date. If the T-2 Holder does not effect such cure of a Material Breach or pay the Cure Amount or the Repurchase Price for such Contract Receivable by the Repurchase Date, an amount equal to the lesser of the Repurchase Price for such Contract Receivable and the Cure Amount (if any) for such Material Breach shall be withdrawn by the Servicer, first, from the Repurchase Reserve Fund, second, from the Reserve
Fund, and third, from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09) on the Repurchase Date. If, on a Repurchase Date, there are not sufficient funds available from the foregoing sources, the available funds shall be applied to pay such Repurchase Price in part on the Repurchase Date and on each subsequent date on which funds are available in the Reserve Fund or from Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09) until the portion of the Repurchase Price which constitutes a T-1 Allocable Payment has been paid in full.

                  Notwithstanding the immediately preceding paragraph, no Repurchase Price shall be payable with respect to a Contract Receivable, and the Contract Receivable shall not be repurchased, upon a Material Breach of a representation or warranty under Section 3.01(b), (i) if a claim is made after the Primary Term of the related Underlying Lease has expired (other than a claim with respect to the Jacway Contract Receivable made during the first Renewal Term of its related Underlying Leases), (ii) if all T-1 Allocable Payments have been made on such Contract Receivable or (iii) if it is a Contract Receivable on Exhibit B; provided, however, that funds in the Repurchase Reserve Fund shall be applied on the Repurchase Date pursuant to Section 3.02 in such circumstances to pay the Cure Amount with respect to a Contract Receivable with respect to which no Repurchase Price is payable if (i) a Material Breach has occurred and is continuing, (ii) such Material Breach relates to the payment terms of the Contract Receivable or of the related Underlying Lease or the related First Mortgage Note, and (iii) the Servicer determines, in accordance with the standard of care, after prior consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), that it is in the interest of the holders of the Grantor Trust Certificates to apply funds in the Repurchase Reserve Fund to pay such Cure Amount. No Repurchase Price or Cure Amount will be payable by the Seller, an Affiliated Seller or the T-2 Holder, from the Repurchase Reserve Fund or otherwise, if any of the representations or warranties in Section 3.01(a) or (c) is incorrect.

                  (b) If a Material Breach under Section 3.01(b) materially and adversely affects less than all of the Properties of a Contract Receivable of a Multiple Property Obligor, the Repurchase Price shall be equal to the Allocated DPO Amount (determined as of the related Repurchase Date) for the affected Property or Properties only or, if a Schedule C Event or Purchase Option occurred with respect to the affected Property or Properties, any Prepayment Deficiency Amount related to such affected Property or Properties. If a Material Breach under Section 3.01(b) materially and adversely affects the Contract
Receivable as a whole, then the Repurchase Price shall be equal to the Discounted Pay Off Amount (determined as of the related Repurchase Date) for such Contract Receivable (plus the outstanding Prepayment Deficiency Amount, if any).

                  (c) The sole remedy of the Grantor Trust, the Grantor Trust Trustee or the holders of the Grantor Trust Certificates against the Seller, the Affiliated Sellers or the T-2 Holder with respect to a breach of a representation or warranty under Section 3.01(b) shall be to require the T-2 Holder to pay the Cure Amount or Repurchase Price for a Contract Receivable or portion thereof with respect to which a Material Breach has occurred and has not been cured, but only from (and only to the extent of) the funds on deposit in the Repurchase Reserve Fund and the Reserve Fund pursuant to this Section 3.02.

                  (d) The Repurchase Price (or a Cure Amount) shall be allocated between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates pursuant to Section 6.03(h) hereof and the T-1 Allocable Payments deposited in the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, in the Certificate Account) and the T-2 Allocable Payments deposited in the Reserve Fund. If the Repurchase Price (or a Cure Amount) is paid, in part or in whole, from the Reserve Fund or from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09), only the portion of the Repurchase Price (or Cure Amount) which constitutes a T-1 Allocable Payment shall be withdrawn. For purposes of Section 3.02(f) and
Section 6.03(k), if such portion of the Repurchase Price is paid, such Contract Receivable shall be deemed to have been repurchased and the Repurchase Price paid in full.

                  (e) No recourse shall be had to the T-2 Holder (except, in the case of a Material Breach, to the T-2 Holder's interest in the Repurchase Reserve Fund and the Reserve Fund), the Seller or the Affiliated Sellers or the successors or assigns thereof for failure to cure a breach of a representation or warranty under Section 3.01 or to pay the Repurchase Price or Cure Amount; provided, however, that Presidio shall be liable for any claim by the Grantor Trust for a breach of a representation or warranty made by the Seller, Presidio or IRL in Section 3.01(a) which materially and adversely affects the value of a Contract Receivable or the interest of the holders of the Grantor Trust Certificates therein and Presidio also shall be liable for a breach of a representation or warranty made by the Seller in Section 3.01(c) which materially and adversely affects the value of the capital stock of Derby, Sentec or Saber or the interest of the holders of the Grantor Trust Certificates in the stock of such a corporation. In no event shall recourse be had against any of the general or limited partners of the T-2 Holder or the Seller (whether heretofore or hereafter admitted to the T-2 Holder or the Seller) or the officers, directors or shareholders of the Affiliated Sellers. Except as provided with respect to Presidio in the proviso to the second preceding sentence, the T-2 Holder, the Seller, the Affiliated Sellers and the successors and assigns of any of them shall have no obligation to use funds or assets (other than with respect to a Material Breach, in the case of the T-2 Holder, the Repurchase Reserve Fund or the Reserve Fund) to cure a breach of a representation or warranty under Section 3.01 or to pay the Repurchase Price or Cure Amount.

                  (f) Subsequent to the payment in full of the Repurchase Price of a Contract Receivable (or the portion thereof allocable to a Property) from the Repurchase Reserve Fund, from the Reserve Fund or from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09), such Contract Receivable shall continue to be held by the Grantor Trust, but the beneficial interest therein will be evidenced by the Grantor Trust T-2 Certificates. All future payments collected on or with respect to such Contract Receivable (or, in the case of a Multiple Property Obligor, all future payments allocable to the Property or Properties affected by such breach) shall be T-2 Allocable Payments and shall be deposited into the Reserve Fund.

                  SECTION 3.03 Custody of Contract Receivable Files. To assure uniform quality in servicing the Contract Receivables and to reduce administrative costs, the Grantor Trust Trustee, upon the execution and delivery of this Agreement, appoints BT, and BT accepts such appointment (the compensation of which shall be payable from the Servicing Fee), to act as the agent of the Grantor Trust as custodian (the "Custodian") of the Contract Receivable File with respect to each Contract Receivable. Receipt of a Contract Receivable File by the Custodian is deemed constructive receipt thereof by the Grantor Trust Trustee.

                  SECTION 3.04      Duties of Custodian.

                  (a) Safekeeping. The Custodian shall hold the Contract Receivable Files on behalf of the Grantor Trust Trustee for the use and benefit of all present and future holders of the Grantor Trust Certificates and perform all of the duties specified herein, including maintaining such accurate and complete records pertaining to the Contract Receivables as shall enable the Grantor Trust Trustee and the Servicer to comply with their respective obligations pursuant to this Agreement.

                  On or prior to the Closing Date, the Custodian shall review each Contract Receivable File in order to confirm that it contains all of the documents required to be included therein as set forth in the definition of such term.

                  The Custodian shall have and perform the following powers and duties:

                           (i) hold the Contract Receivable Files on behalf of the holders of the Grantor Trust Certificates and the Grantor Trust Trustee, maintain accurate records pertaining to each Contract Receivable to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof;

                           (ii) implement policies and procedures in writing and signed by the Custodian with respect to persons authorized to have access to the Contract Receivable Files on the Servicer's premises and the receipting for Contract Receivable Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes; and

                           (iii) attend to all details in connection with maintaining custody of the Contract Receivable Files on behalf of the holders of the Grantor Trust Certificates and the Grantor Trust Trustee.

                  In performing its duties under this Section 3.04, the Custodian agrees to act with reasonable care, consistent with the same degree of skill and care that it exercises with respect to commercial mortgage loan documents held by it as Custodian for others. The Custodian shall promptly report to the Grantor Trust Trustee any failure by it to hold the Contract Receivable Files as herein provided and shall promptly take appropriate action to remedy any such failure. The Custodian agrees not to assert any beneficial ownership interests in the Contract Receivables or the Contract Receivable Files. The Custodian agrees to indemnify the holders of the Grantor Trust Certificates, and the Grantor Trust Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expense of any kind whatsoever which may be imposed on, incurred or asserted against the holders of the Grantor Trust Certificates or the holders of the Certificates and the Grantor Trust Trustee as the result of any breach by the Custodian of its obligations hereunder relating to the maintenance and custody of the Contract Receivable Files; provided, however, that the Custodian shall not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any holder of a Grantor Trust Certificate or the Grantor Trust Trustee.

                  (b) Maintenance of and Access to Records. The Custodian agrees to maintain the related Contract Receivable Files at a BT office in New York, New York, or at such of its offices in New York, New York as shall from time to time be identified to the Grantor Trust Trustee by written notice. The Custodian may permit the Servicer to move temporarily individual Contract Receivable Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

                  The  Custodian  shall  make  available  to the  Grantor  Trust
Trustee and the Servicer or the duly authorized representatives, attorneys or auditors of either of them, the Contract Receivable Files and the related records maintained by the Custodian at such times during normal operating hours as the Grantor Trust Trustee shall reasonably instruct which does not unreasonably interfere with the Custodian's normal operations or customer or employee relations.

                  (c) Release of Documents. Upon instruction from the Grantor Trust Trustee or the Servicer on behalf of the Grantor Trust Trustee, the Custodian shall release or cause to be released the Contract Receivables and any document in the Contract Receivable Files to the Grantor Trust Trustee or the Servicer, or the agent, attorney or designee of either of them, at such place or places as the Grantor Trust Trustee or the Servicer may designate, as soon as practicable. The Custodian shall not be responsible for any loss occasioned by the failure of the Grantor Trust Trustee or the Servicer or its agent, attorney or its designee, to return any document or any delay in doing so.

                  SECTION 3.05 Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Grantor Trust Trustee or the Servicer with respect to the Contract Receivable Files upon its receipt of written instructions signed by a Responsible Officer or a Servicing Officer.

                  SECTION 3.06 Effective Period and Termination. BT's appointment as Custodian shall become effective as of the Closing Date and shall continue in full force and effect until terminated pursuant to this Section 3.06 or until this Agreement shall be terminated. The Custodian may perform its duties through one or more agents, which agents may maintain physical possession of Contract Receivable Files as agent for the Custodian. If BT shall resign as Servicer under Section 9.05 or if all of the rights and obligations of BT as Servicer shall have been terminated under Section 10.01, the appointment of BT as Custodian shall be terminated. The Grantor Trust Trustee or the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, may terminate BT's appointment as Custodian at any time without cause upon written notification to the Custodian. The Grantor Trust Trustee shall serve, without additional compensation, as the Custodian until its appointment of, and acceptance by, an Eligible Institution (the compensation of which shall be payable from the Servicing Fee) as successor Custodian. As soon as practicable after any termination of such appointment, the Custodian shall deliver the Contract Receivables and the Contract Receivable Files to the Grantor Trust Trustee or the Grantor Trust Trustee's agent at such place or places as the Grantor Trust Trustee may reasonably designate. The Custodian shall cooperate with the Grantor Trust Trustee in making the transfer and shall bear all of the Custodian's costs and expenses with respect to such transfer, but (unless an Event of Termination has occurred and is continuing) the Grantor Trust shall bear the actual costs and expenses of packing and transporting the Contract Receivable Files to the location designated by the Grantor Trust Trustee. Notwithstanding the termination of BT as Custodian, the Grantor Trust Trustee agrees that upon any such termination, the Grantor Trust Trustee shall provide, or cause its agent to provide, access to the Contract Receivable Files to the Servicer for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Contract Receivables hereunder.

                  SECTION 3.07 GT Collateral Agent. (a) The Grantor Trust Trustee, upon the execution and delivery of this Agreement, appoints BT, and BT accepts such appointment (the compensation of which shall be payable from the Servicing Fee), to act as the collateral agent (the "GT Collateral Agent") of the Grantor Trust for each Contract Receivable. As GT Collateral Agent, BT shall act (i) as mortgagee under each of the Subordinate Mortgages or beneficiary under each Subordinate Mortgage which is a deed of trust, (ii) as the registered holder of each Note and the Utex Note and the holder of the Segair Note, the Hertec Contract Receivable and the Metec Contract Receivable, (iii) as the pledgee of the stock of certain Sandwich Corporations under the Sandwich Pledge Agreements, (iv) as pledgee of, and the holder of a lien on and security interest in, the Pledged Funds (except, only on a second priority basis as to the Reserve Fund) and (v) as the holder of record of the capital stock of Derby, Saber and Sentec.

                  (b) The GT Collateral Agent shall hold, for the Grantor Trust, the Repurchase Reserve Fund, any Directing Holders Reserve Fund and any Rejectable Offer Reserve Fund, any monies on deposit therein, any investments thereof and any proceeds thereof. The GT Collateral Agent shall also be the beneficiary of the Repurchase Reserve Fund Indemnity Agreement, any DHRF Indemnity Agreement and any RORF Indemnity Agreement and the pledgee of, and the holder of a lien on and security interest in, the Repurchase Reserve Fund, any Directing Holders Reserve Fund and any Rejectable Offer Reserve Fund pursuant to the Repurchase Reserve Fund Pledge Agreement, any DHRF Pledge Agreement and any RORF Pledge Agreement, respectively. The GT Collateral Agent shall make claims, on behalf of the Grantor Trust, against the T-2 Holder for each Cure Amount or Repurchase Price as and when payable pursuant to the Repurchase Reserve Fund Indemnity Agreement and against the applicable Directing Holders for any amounts as and when payable pursuant to any DHRF Indemnity Agreement and any RORF Indemnity Agreement. The GT Collateral Agent is hereby authorized and empowered to prepare, execute and deliver any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on, pledge of, and security interest in the Repurchase Reserve Fund, any Directing Holders Reserve Fund and any Rejectable Offer Reserve Fund , any monies on deposit therein, any investments thereof and any proceeds thereof. Upon direction from the Servicer pursuant to Section 3.07 (e), (f) and (g), the GT Collateral Agent shall transfer the specified funds from the Repurchase Reserve Fund, any Directing Holders Reserve Fund and any Rejectable Offer Reserve Fund to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account). The GT Collateral Agent hereby is authorized at the direction of the Servicer to apply funds on deposit (i) in the Repurchase Reserve Fund, pursuant to Section 3.02(a), to pay the cost of curing a Material Breach, the Cure Amount or the Repurchase Price for Material Breaches of representations and warranties under Section 3.01(b), (ii) in any Rejectable Offer Reserve Fund or any Directing Holders Reserve Fund, to pay expenses and other amounts payable therefrom pursuant to Section 4.10 and (iii) in the Repurchase Reserve Fund, any Directing Holders Reserve Fund and any Rejectable Offer Reserve Fund, to make distributions to the holders of the Grantor Trust T-2 Certificates in the amounts and at the times provided in this Section 3.07.

                  (c) The appointment of the GT Collateral Agent may be terminated without cause by the Grantor Trust Trustee upon written notification to the GT Collateral Agent, and the Grantor Trust Trustee shall give such notice upon receipt of written instructions from the REMIC Trustee or the Majority-in-Interest of the Grantor Trust T-2 Certificates. If such appointment is terminated, the Grantor Trust Trustee shall serve, without additional compensation, as the GT Collateral Agent until the appointment of, and acceptance by, an Eligible Institution (the compensation of which shall be payable from the Servicing Fee) as successor GT Collateral Agent and the Grantor Trust Trustee shall have all authority and power of the GT Collateral Agent under this Agreement until a successor GT Collateral Agent is appointed by the Grantor Trust Trustee and such successor accepts. The GT Collateral Agent shall cooperate and execute such documents as may be necessary to transfer its functions to a successor GT Collateral Agent; however, the Grantor Trust Trustee is authorized and empowered to execute and deliver any and all documents and other instruments and to do any and all acts or things necessary or appropriate to effect such termination and new appointment of a GT Collateral Agent. The GT Collateral Agent shall join in the execution of any agreement and assignment pursuant to which the Seller and the Affiliated Sellers shall convey all of its right, title and interest in the Contract Receivables to the Grantor Trust, as contemplated in Section 2.02 hereof.

                   (d)  The GT  Collateral  Agent  shall  not  resign  from  the obligations and duties hereunder except upon a determination that the performance of its duties hereunder is no longer permissible under applicable law, compliance with which could not be realized without a material adverse impact on the GT Collateral Agent's financial condition. Notice of any such determination permitting the resignation of the GT Collateral Agent shall be communicated to the Grantor Trust Trustee, the REMIC Trustee and the Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination permitting the resignation of the GT Collateral Agent shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Grantor Trust Trustee and the REMIC Trustee. No such resignation shall become effective until a successor GT Collateral Agent which is an Eligible Institution shall have been appointed by the Grantor Trust Trustee and such successor shall have accepted such appointment and assumed the responsibilities and obligations of the GT Collateral Agent.

                  (e) Funds on deposit in the Repurchase Reserve Fund shall be invested by the GT Collateral Agent solely in Eligible Investments that mature not later than the Deposit Date next succeeding the date of investment, in accordance with instructions provided by a Majority-In-Interest of the holders of the Grantor Trust T-2 Certificates. All net income and gain earned on the investment of funds in the Repurchase Reserve Fund shall be retained in the Repurchase Reserve Fund and shall be available for distribution therefrom. Notwithstanding the foregoing sentence, on each Distribution Date, the GT Collateral Agent shall distribute, pro rata, based upon Percentage Interest, to the holders of the Grantor Trust T-2 Certificates, any amounts on deposit in the Repurchase Reserve Fund in excess of 5% of the Certificate Accreted Value. For this purpose, the Certificate Accreted Value shall be calculated without taking into account any Allocated Losses in reduction of Accreted Value made on such Distribution Date and all prior Distribution Dates or the interest which would have accrued on the amount of such Allocated Losses from the date of such reduction to such Distribution Date at the applicable Pass-Through Rates, but taking into account all Accretion Amounts for such Distribution Date and all distributions in respect of Accreted Value made on such Distribution Date. Except as provided in the second preceding sentence, funds on deposit in the Repurchase Reserve Fund shall, upon direction from the Servicer, (i) be transferred by the GT Collateral Agent to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account) and the Reserve Fund in accordance with the allocation of the Repurchase Price between the Grantor Trust T-1 Certificate and Grantor Trust T-2 Certificates as set forth in Section 6.03(h), (ii) pursuant to Section 3.02, to pay Cure Amounts or the cost of cure with respect to Material Breaches of representations and warranties made by the Seller or an Affiliated Seller under
Section 3.01(b) or (iii) on the REMIC Liquidation Date, be distributed to the holders of the Grantor Trust T-2 Certificates, pro rata, based upon their Percentage Interests.

                  (f) Funds on deposit in a Rejectable Offer Reserve Fund shall be invested by the GT Collateral Agent solely in Eligible Investments that mature not later than the Deposit Date next succeeding the date of investment, in accordance with instructions provided by the applicable Directing Holders in writing. On each Distribution Date, all net income and gain earned on the investment of funds in a Rejectable Offer Reserve Fund shall be distributed by the GT Collateral Agent to the applicable Directing Holders. Upon direction from the Servicer, the GT Collateral Agent shall transfer specified amounts on deposit in a Rejectable Offer Reserve Fund to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account) and the Reserve Fund and distribute other specified amounts on deposit in such Rejectable Offer Reserve Fund to the applicable Directing Holders, in the circumstances described under Section 4.10(b).

                  (g) Funds on deposit in a Directing Holders Reserve Fund shall be invested by the GT Collateral Agent solely in Eligible Investments that mature not later than the Deposit Date next succeeding the date of investment, in accordance with instructions provided by the applicable Directing Holders in writing. On each Distribution Date, all net income and gain earned on the investment of funds in a Directing Holders Reserve Fund shall be distributed by the GT Collateral Agent to the applicable Directing Holders. Upon direction from the Servicer, the GT Collateral Agent shall transfer specified amounts on deposit in a Directing Holders Reserve Fund to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account), distribute other specified amounts on deposit in such Directing Holders Reserve Fund to the applicable Directing Holders, in the circumstances described under Section 4.10(a), and shall apply other specified amounts to pay expenses of any Remedial Proceedings.


                                   ARTICLE IV

              ADMINISTRATION AND SERVICING OF CONTRACT RECEIVABLES

                  SECTION 4.01      Administration of the Contract Receivables.

                  (a) The Servicer, as agent for the Grantor Trust Trustee, shall manage, administer, service (to the extent not performed by the Paying Agent) and make collections on the Contract Receivables and perform or cause to be performed all contractual and customary undertakings of the holder of the Contract Receivables to the Obligors. The Grantor Trust Trustee, at the request of a Servicing Officer, shall furnish (or cause the Collateral Agent or the Custodian to furnish) the Servicer with any reasonable documents or take any action reasonably requested, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (b) The Servicer is obligated to service the Contract Receivables, pursuant to this Agreement, on behalf of the Grantor Trust, solely in the best interests and for the benefit of the holders of the Grantor Trust Certificates (as determined by the Servicer in its good faith business judgment), in accordance with the terms of this Agreement and the Contract Receivables. In managing, administering, servicing and making collections on the Contract Receivables pursuant to this Agreement, the Servicer shall exercise the same degree of skill, care, prudence and diligence which money center banks engaged in commercial mortgage lending would exercise in the servicing and administration of commercial mortgage loans in their portfolios and no less skill, care, prudence and diligence as the Servicer exercises when it services and administers commercial mortgage loans which it owns, giving due consideration to the customary and usual standards of practice that prudent institutional commercial mortgage lenders and loan servicers utilize with respect to commercial mortgage loans and with the objective of maximization of the present value of net cash flows generated by the Contract Receivables. This paragraph is referred to herein as the "standard of care."

                  (c) The Servicer shall, consistent with the standard of care and the terms of this Agreement, act with respect to each Defaulted Contract Receivable, in such manner as will maximize the timely and complete recovery of principal and interest on such Contract Receivable, including Net Liquidation Proceeds. Upon notice to the Servicer from the Grantor Trust Trustee, holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee, or upon knowledge of a Contract Receivable becoming a Defaulted Contract Receivable, the Servicer shall determine what action should be taken with respect to such Defaulted Contract Receivable, including, but not limited to, whether to institute any Remedial Proceeding, after consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer).

                  (d) The Servicer's duties shall include collection and posting of all payments, responding to inquiries by Obligors or by Federal, state or local governmental authorities with respect to the Contract Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections and furnishing semi-annual and annual statements to the Grantor Trust Trustee with respect to distributions.

                  (e) The Servicer is hereby authorized and empowered by the Grantor Trust Trustee to perform all of the obligations of the Noteholders under the Contract Receivable Documents, including, without limitation, to execute and deliver, on behalf of itself, the Grantor Trust, the Grantor Trust Trustee, the holders of the Grantor Trust Certificates, or any of them, any and all (i)
instruments of satisfaction or cancellation, or of partial or full release or discharge, of a Subordinate Mortgage (or consent to such instruments with respect to the First Mortgage with respect to the Utex Note), in each case, only in connection with the payment of the applicable Release Price under a Note or payment in full of an Unmodified Contract Receivable or pursuant to Section 4.05 or 4.10 hereof; (ii) instruments of release or discharge of a Paying Agent Agreement or Sandwich Pledge Agreement in accordance with the terms thereof,
(iii) instruments subordinating a Contract Receivable and related Subordinate Mortgage to the related First Mortgage, permitted refinancings thereof and any additional financings which (pursuant to the terms of such Contract Receivable and related Subordinate Mortgage) are permitted to be secured by a mortgage senior to a Subordinate Mortgage, (iv) subordination and nondisturbance agreements with Lessees of the Properties (which comply with the terms of the Supplemental Agreement and, with respect to the Dalcin Contract Receivable, the related Subordinate Mortgage), (v) estoppel certificates, and (vi) subject to
Section 4.18, other comparable instruments with respect to the Contract Receivables or with respect to the Mortgaged Properties if, in accordance with the standard of care, such action is in the interests of the holders of the Grantor Trust Certificates or is required by this Agreement or by the applicable Subordinate Mortgage.

                  (f) The Servicer shall replace the trustee under a Subordinate Mortgage which is a deed of trust if the trustee resigns, and the Servicer shall remove a trustee if, in the Servicer's sole discretion, consistent with the standard of care, such removal is advisable. The Servicer shall pay all expenses of the trustee that are to be reimbursed by the beneficiary of a deed of trust and shall indemnify the trustee as provided in the Subordinate Mortgage. All expenses incurred in connection with such replacement, appointment, reimbursable expenses and indemnification shall be Grantor Trust Expenses.

                  (g) The Servicer shall be responsible for allocating each payment or prepayment received in respect of the Contract Receivables or the other assets of the Grantor Trust to the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates as provided in Section 6.03 hereof.

                  (h) Upon receipt of notice from an Obligor of the making of a Rejectable Offer by a Tenant or the exercise by a Tenant of a Purchase Option or the proposed prepayment of a Contract Receivable, the Servicer shall determine the amount of the prepayment (if any) to be made on such Contract Receivable, in consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), and give notice thereof to such Obligor, the T-2 Holder and the Paying Agent on or before the date specified for such notice in the Paying Agent Agreement.

                  (i) In its capacity as Paying Agent under each Paying Agent Agreement, the Servicer shall monitor the rental and other (i.e., Schedule C Event and Purchase Option) payments made by the Lessee under an Underlying Lease from the time such payment is due to be made by such Lessee to the date the Servicer receives the appropriate portion of such payment from the Paying Agent. In the event that the Paying Agent fails to receive such portion of any rental payment payable by a Lessee under the related Underlying Lease in excess of the debt service (and the trustee or paying agent fees, if any) under the First Mortgage from the Lessee or the First Mortgagee, its trustee or paying agent (or after any permitted refinancing thereof, from the holder of any refinanced First Mortgage or its trustee or paying agent) within five days after the date the corresponding payment was due from a Lessee under the related Underlying Lease to the Paying Agent or to the First Mortgagee (or to the holder of any refinanced First Mortgage permitted under the Subordinate Mortgage), the corporate trustee or paying agent for a First Mortgagee (or to the holder of any refinanced First Mortgage permitted under the Subordinate Mortgage), the Paying Agent shall give prompt written notice to the Obligor of such failure. In its capacity as the Noteholder, the Servicer shall either join in such notice, which shall state that an amount payable under the Note has not been paid when due, or shall promptly deliver a separate written notice to that effect to the Obligor. In the event that the Servicer is not the Paying Agent for a Contract Receivable, the Servicer shall oversee the performance by the Paying Agent of its responsibilities under the Paying Agent Agreement.

                  (j) If a Paying Agent Agreement is no longer in effect and BT (in its capacity as Noteholder) does not receive an installment of principal or interest on a Contract Receivable (or any portion thereof) on the date when it is due in accordance with the Contract Receivable it shall give prompt written notice of such failure to the Obligor. For so long as the Paying Agent Agreement is in effect, the failure to receive payment of an installment of principal or interest on a Note (or any portion thereof) will not be an event of default if such failure results from (x) the failure by the Paying Agent to remit to the Servicer amounts received by the Paying Agent and required to be paid to the Servicer pursuant to a Paying Agent Agreement then in effect, unless such failure has been caused by the wrongful interference by the Obligor with the Paying Agent's obligations under a Paying Agent Agreement, or (y) the failure of the related First Mortgagee or its designee, or the holder of any other superior mortgage permitted under the related Subordinate Mortgage, to remit to the Paying Agent all rents (and all payments with respect to a Schedule C Event) received in excess of the debt service payable (and payments due as a result of a Schedule C Event) on all superior mortgages permitted under the related Subordinate Mortgage, unless the payment default continues for 90 days following written notice to the Obligor. In the event that the Paying Agent arrangement is no longer in effect or the default in payment was not caused by either of the events described in the immediately preceding sentence, the Servicer shall declare an event of default under the Contract Receivable and the Subordinate Mortgage if an Obligor fails to pay any installment of principal or interest under its Contract Receivable for ten days after receipt of written notice from the Servicer of such failure. If a Paying Agent arrangement is in effect and the default in payment of an installment of principal or interest on a Note was caused by (i) the event described in clause (y) in the second preceding sentence, the Servicer shall declare an event of default under the Contract Receivable and the Subordinate Mortgage 90 days following written notice to the Obligor if such payment default is continuing or (ii) the wrongful interference by the Obligor with the Paying Agent's obligations under a Paying Agent Agreement, the Servicer shall declare an event of default after the appropriate notice and grace period under the Contract Receivable and the Subordinate Mortgage. Promptly after sending a notice of default pursuant to this subparagraph or a notice pursuant to subparagraph (i), the Servicer shall send a copy thereof to the Rating Agency and the T-2 Holder.

                  (k) The Servicer shall monitor periodically the compliance by each Obligor of its covenants under its Subordinate Mortgage and the Supplemental Agreement, and give a written notice to the Obligor in the event of any such noncompliance of which the Servicer has knowledge. Such notice shall be effective upon receipt by the intended Obligor. In the event an Obligor fails to perform any of its payment obligations or its non-payment obligations under the Contract Receivable or the Subordinate Mortgage within the applicable grace and cure periods provided therein, and subject to the provisions of subparagraph (j) above with respect to the failure to perform any payment obligation under the affected Note, the Servicer shall, to the extent consistent with the standard of care, declare an event of default under the Contract Receivable and the Subordinate Mortgage.

                  (l) The Servicer shall maintain individual records for each Contract Receivable and, in the case of a Multiple Property Obligor, each Property. The Servicer shall verify the accuracy of all payments received on each Contract Receivable, and take the appropriate actions when payments are not received. The Servicer shall monitor and record the amounts due on each Contract Receivable during the Primary Term and each Renewal Term and, in consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), prepare a revised Payment Schedule for a Contract Receivable and revise Exhibit A, B and AA hereto, as applicable, upon receipt of any prepayment. If there is a Prepayment Deficiency Amount, the Servicer, in consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), shall keep records of (i) the portions thereof consisting of principal and interest, (ii) the respective interest accrued thereon as of each scheduled payment date under the applicable Note, and (iii) any Excess Cash Flow or Excess Proceeds or other amounts to be applied and the allocation thereof between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates, pursuant to Section 6.03 hereof.

                  (m) In the event that an Obligor fails to pay any installment of principal or interest under its Note within 30 days (or such longer time period as may be applicable under the terms of the Contract Receivable) after it was due, the Servicer shall calculate the interest payable at the "Default Rate" specified in the Note, notify the Obligor and demand payment thereof.

                  (n) The Servicer shall maintain funds in the proper accounts and prepare the Servicer Report for the Grantor Trust Trustee and the holders of the Grantor Trust Certificates, including the REMIC Trustee, regarding collections on the Contract Receivables and distributions to the holders of the Grantor Trust Certificates and Certificateholders.

                  (o) The Servicer shall monitor periodically the credit rating of each Credit Tenant and shall review the potential impact of a suspension, downgrade or qualification of such rating. The Servicer shall monitor any assignments or terminations under an Underlying Lease, of which it receives notice from an Obligor.

                  (p) Upon written request of the Servicer and receipt by the Grantor Trust Trustee of an Officer's Certificate setting forth the facts underlying such request, the Grantor Trust Trustee shall furnish the Servicer with any limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties, and the Grantor Trust Trustee shall not be liable for such actions of the Servicer pursuant thereto.

                  (q) The Servicer shall promptly execute and deliver any documents (in recordable form) as reasonably requested by an Obligor (and which are not adverse to the interests of the holders of the Grantor Trust Certificates) or as required by the related Subordinate Mortgage. The Servicer, if it has knowledge of the failure of an Obligor to extend the term of an expiring Ground Lease within the time specified under the related Subordinate Mortgage, shall, after consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), to the extent permitted under the Subordinate Mortgage and the Ground Lease, extend the term of such Ground Lease, if the Servicer determines that such action is in the best interests of the holders of the Certificates, would increase the present value of net cash flow generated by the Contract Receivable and would not expose the Servicer to liability under CERCLA. Prior to the termination of a Ground Lease, if an Obligor shall offer the Servicer the right to accept the assignment of and assume the Obligor's interest under the Ground Lease, the Servicer shall, after consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), elect to assume the Obligor's interest in such Ground Lease, if the Servicer determines that such action is in the best interests of the holders of the Certificates, would increase the present value of net cash flow generated by the Contract Receivable and the Servicer determines that such action would not expose the Servicer to liability under CERCLA. The Servicer shall be required to deliver an Officer's Certificate (copies of which shall be delivered to the Grantor Trust Trustee and the holders of the Grantor Trust Certificates) if the Servicer determines not to take the action described in either of the two preceding sentences because it would expose the Servicer to liability under CERCLA. The Grantor Trust shall be responsible for, and shall hold the Servicer harmless against, all liabilities and expenses incurred as a result of such an assumption.

                  (r) If a First Mortgage is refinanced or the Obligor incurs additional financing and the holder of the refinanced First Mortgage or additional financing receives payment directly from a Lessee, the Servicer will cooperate with each such Obligor to arrange for all sums to be paid under such refinanced First Mortgage or additional financing to be paid through a trustee for the holder of the refinanced First Mortgage or additional financing, provided that the holder of the refinanced First Mortgage or additional financing agrees to the appointment of such trustee; provided, however, that if the Servicer determines (in consultation with the T-2 Holder, the advice of which shall not be binding on the Servicer) that the fees of such a trustee would be in excess of the fees charged by other trustees for the First Mortgagees or in excess of a reasonable trustee's fee, the Servicer shall consult with the T-2 Holder and, unless the T-2 Holder advises the Servicer to agree to the appointment of the trustee and such appointment would be consistent with the standard of care, the Servicer shall notify the Obligor that it will not seek the appointment of such a trustee or pay the fees thereof. The expenses of such trustee shall be Grantor Trust Expenses. In connection with a refinancing of a First Mortgage, if the Servicer knows of such refinancing, the Servicer shall confirm, in consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), that the related Paying Agent has correctly revised Exhibit B to the related Paying Agent Agreement and that a new direction letter under the Paying Agent Agreement is sent to the new First Mortgagee (or trustee or paying agent). In connection with a refinancing of a First Mortgage or the incurrence of additional indebtedness by an Obligor of which the Servicer has notice, the Servicer shall determine, in consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), whether the refinancing complies with Section 3 and Section 4 of the related Subordinate Mortgage. In the event there are Excess Superior Amounts in connection with a refinancing or permitted additional financing by an Obligor (other than an Obligor which has not acquired the Discount Purchase Option), the Servicer shall confirm, in consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), that such Excess Superior Amounts are applied on account of the related Contract Receivable in accordance with the related Contract Receivable Documents or otherwise determine whether there is a default under the related Contract Receivable or Subordinate Mortgage.

                  (s) The Servicer shall request an estoppel and other certificates contemplated by the Subordinate Mortgage from each Obligor once each calendar year, or as otherwise permitted under the related Subordinate Mortgage.

                  (t) The Servicer may enter into subservicing agreements with one or more subservicers (which shall be Eligible Servicers) for the servicing and administration of certain of the Contract Receivables. References in this Agreement to actions taken, to be taken, or permitted to be taken, or restrictions on actions permitted to be taken, by the Servicer in servicing the Contract Receivables shall include actions by, or restrictions on, a subservicer on behalf of the Servicer. Each subservicing agreement will be upon such terms and conditions as are not inconsistent with this Agreement and the standard of care and as the Servicer and the subservicer have agreed. All compensation payable to a subservicer under a subservicing agreement shall be payable by the Servicer from its servicing compensation or otherwise from its own funds (without reimbursement from the Grantor Trust therefor), and none of the Grantor Trust, the Grantor Trust Trustee or the holders of the Grantor Trust Certificates will have any liability to the subservicer with respect thereto.

                  Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Contract Receivables involving a subservicer in its capacity as such shall be deemed to be between the subservicer and the Servicer alone, and the Grantor Trust Trustee and the holders of the Grantor Trust Certificates shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer except as set forth in the next succeeding paragraph; provided, however, that the Servicer shall provide copies of any such subservicing agreement(s) to the T-2 Holder.

                  In the event the Servicer shall for any reason no longer be acting as such, the successor Servicer may, in its discretion, thereupon assume all of the rights and obligations of the outgoing Servicer under a subservicing agreement. In such event, the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the subservicer under such subservicing agreement. The outgoing Servicer shall, upon request of the Grantor Trust Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such subservicing agreement and the Contract Receivables then being serviced thereunder and an accounting of amounts collected and held by the outgoing Servicer, and shall otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the successor Servicer. In the event that the successor Servicer elects not to assume a subservicing agreement, the outgoing Servicer, at its expense, shall cause the subservicer to deliver to the successor Servicer all documents and records relating to the Contract Receivables being serviced thereunder and all amounts held (or thereafter received) by such subservicer (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of servicing of the Contract Receivables being serviced by such subservicer to the successor Servicer.

                  (u) The Servicer shall review each obligation or indebtedness which an Obligor incurs or proposes to incur (to the extent that the Servicer has notice thereof), or which appears on an annual financial statement which may be delivered by an Obligor, to confirm that it complies with Section 3 and
Section 4 of the applicable Subordinate Mortgage and otherwise constitutes indebtedness of such Obligor which it is permitted to incur under the Subordinate Mortgage. In connection therewith, the Servicer shall consult with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer).

                  (v) Consistent with the standard of care, the Servicer may consult with counsel with respect to matters arising under, or related to, this Agreement, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

                  (w) In the event the Servicer receives payments on a Contract Receivable while there exists an event of default under the related First Mortgage or a permitted refinancing thereof or other permitted superior mortgage, upon learning of such an event of default, the Servicer shall consult with counsel and comply with the applicable terms and provisions of the related Subordinate Mortgage, which in most circumstances require the Servicer to pay such payments to the holder of such permitted superior mortgage (or its designee), to the extent any debt service payments on the promissory notes secured by such mortgage are due and not yet paid.

                  (x) Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not, without the consent of holders of a Majority-In-Interest of the Grantor Trust T-2 Certificates and the holder of the Grantor Trust T-1 Certificate, take any action or omit to take any action (including actions taken in accordance with Instructions or Directions of the Directing Holders), if such action or omission to take such action will (i) adversely affect either the status of the assets of the Trust as to which a REMIC election has been made as a REMIC or the status of the Grantor Trust as a grantor trust under subpart E, part I of subchapter J of the Code, or (ii) cause a gain on the disposition of a qualified mortgage that would subject the Trust to the 100% tax on "prohibited transactions" imposed by Section 860F(a) of the Code, or (iii) cause the Trust to be subject to any tax under the REMIC Regulations or equivalent provisions of Federal, state or local law or ordinance (which determination may be made by the Servicer without liability based on an Opinion of Counsel reasonably satisfactory to the REMIC Trustee).

                  (y) In the case of any Obligor which has acquired the Discount Purchase Option, if any of the events described in Section 4(c) of the Note occurs, the Servicer shall notify the Grantor Trust Trustee and the holders of the Grantor Trust Certificates and thereafter shall not accept prepayment of the Contract Receivable at the Discounted Pay Off Amount or the Allocated DPO Amount (in each case, as defined in the Note).

                  (z) The provisions of this Section 4.01 which relate to the occurrence and declaration of an event of default, prescribed notice and cure periods and specific Section references to the Note and Subordinate Mortgage are generally not applicable to the Unmodified Contract Receivables. In managing, administering, servicing and making collections on the Unmodified Contract Receivables, the Servicer shall review the Contract Receivable Documents related thereto and shall consult with counsel, as necessary, to determine what actions should and may be taken, consistent with the standard of care, in order to perform its obligations and duties as Servicer.

                  (aa) The Servicer shall promptly deliver to the T-2 Holder copies of all notices, documents, reports and other information sent, received or obtained by the Servicer pursuant to or in accordance with this Agreement, any Contract Receivable Document, any First Mortgage Document or otherwise with respect to any of the Contract Receivables. The Servicer may consult with the T-2 Holder regarding any matter relating to the servicing of the Contract Receivables (provided that the T-2 Holder's advice shall not be binding on the Servicer).

                  (bb) The Servicer shall not give its consent to the release by an Obligor of any Credit Tenant (unless a case under the Bankruptcy Code shall have been commenced and be continuing with respect to such Credit Tenant) under its Underlying Lease or Guaranty to the extent that such release requires its consent under the related Subordinate Mortgage.

                  SECTION 4.02 Liability of the Servicer. Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and any Person acting as subservicer (or its agents or subcontractors), the Servicer shall remain obligated and primarily liable to the Grantor Trust Trustee and holders of the Grantor Trust Certificates for the servicing and administering of the Contract Receivables pursuant to and in accordance with this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from any Person acting as subservicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Contract Receivables. The Servicer shall be entitled to enter into an agreement with any subservicer providing for indemnification of the Servicer by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

                  SECTION 4.03 Liquidation of the Pool. If on the fifth anniversary of the Stated Final Distribution Date the Servicer determines pursuant to Section 10.03 of the Pooling Agreement that the Offered Certificates will not be paid in full by the Rated Final Distribution Date, the Servicer shall prepare a program for the liquidation and sale of the Contract Receivables (and the other assets of the Grantor Trust) on or before the Rated Final Distribution Date. The Servicer shall, pursuant to the Pooling Agreement, prepare, and request the REMIC Trustee to adopt, on behalf of the Trust, a plan of complete liquidation of the Trust, within the meaning of Section 860F of the Code and the Treasury Regulations thereunder, effective on or after the ninetieth day prior to the Rated Final Distribution Date. Within ninety days after the adoption of the plan of complete liquidation adopted by the REMIC Trustee (but no later than the Rated Final Distribution Date), all of the assets of the Grantor Trust shall be sold or liquidated by the Servicer in accordance with such plan, the net proceeds thereof (after the costs of such liquidation and sale) shall be allocated between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates in accordance with Section 6.03(q), and a final distribution shall be made by the Trust on the Rated Final Distribution Date (or, if it is not a Business Day, the next succeeding Business Day) to holders of Certificates pursuant to the Pooling Agreement. The Servicer shall, or shall retain an independent contractor to, sell or liquidate all of the Contract Receivables (and other assets of the Grantor Trust) in a commercially reasonable manner and on commercially reasonable terms, which may include the solicitation of bids (sealed or otherwise), an auction, a bulk sale, individually negotiated sales of the assets of the Grantor Trust, or a combination of the foregoing. The fees and expenses incurred in connection with such liquidation and sale shall constitute Liquidation Expenses which shall be reimbursed to the Servicer.

                  SECTION 4.04 Enforcement of Due-On-Sale Clauses. The Servicer shall promptly enforce any due-on-sale clause in a Contract Receivable, and thereby accelerate the maturity of such Contract Receivable, (a) if such enforcement is consistent with its then current servicing policies for commercial mortgage loans and the policies of the Rating Agency, provided that such enforcement is permitted by applicable law and the Subordinate Mortgage and the Servicer shall consult with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), (b) if, pursuant to the terms of the Underlying Lease, the Subordinate Mortgage will be discharged or will be null and void, or (c) the Obligor is a Single Property Obligor or the last remaining Property of a Multiple Property Obligor is being sold.

                  SECTION 4.05      Realization Upon Contract Receivables.

                  (a) Upon the occurrence of an event of default with respect to any of the Contract Receivables, the Servicer shall commence such procedures for the foreclosure of any related Property or take such other steps, as are consistent with the standard of care, in each event to the extent permitted in the applicable Subordinate Mortgage and that in the Servicer's reasonable judgment shall maximize the timely receipt of principal and interest or Net Liquidation Proceeds with respect to the Contract Receivables, subject to
Section 4.10 hereof and subject to the requirements of the applicable state and Federal law and subject to whether the related First Mortgage, or any permitted refinancing thereof, permits such action (or the First Mortgagee or the holders of any permitted refinancing thereof, consents thereto). In connection with such foreclosure, the Servicer shall follow such practices and procedures as are permitted in the applicable Subordinate Mortgage and as it shall deem necessary or advisable and as shall be consistent with the standard of care. In the event that title to any Property is acquired by the Servicer in foreclosure or by conveyance in lieu of foreclosure, the deed or certificate of sale shall be issued to the Grantor Trust Trustee, in its capacity as Grantor Trust Trustee, or, at its election, to its nominee or the Servicer on behalf of the Grantor Trust Trustee, in its capacity as Grantor Trust Trustee.

                  (b) Prior to commencing a Remedial Proceeding in connection with a Defaulted Contract Receivable, the Servicer shall consult (i) with counsel regarding the application of one action rules, the election of remedies rules and other legal doctrines which affect the order and timing of remedial actions and (ii) with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer).

                  (c) The Servicer shall not obtain title to a Property if a Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, direct the Servicer to refrain from obtaining title to such Property.

                  (d) In the event the Servicer receives notice or otherwise becomes aware of any bankruptcy or insolvency proceeding pending against an Obligor, the Servicer shall immediately consult with counsel and shall take all actions and make all filings consistent with the standard of care and otherwise necessary to (a) preserve and protect the validity and priority of the lien of the Subordinate Mortgage (or the First Mortgage with respect to the Utex Note, as the case may be) on, and security interest in, the related Mortgaged Property, (b) determine the amount of the debt secured thereby and (c) file in any such bankruptcy or insolvency proceeding all claims that the Noteholder may have against the applicable Obligor and otherwise in connection with the applicable Subordinate Mortgage (or the First Mortgage with respect to the Utex Note, as the case may be). In addition, in the event that a foreclosure action or proceeding is commenced by or on behalf of a First Mortgagee or the holder of any other superior mortgage instrument (permitted or otherwise) or a trustee's sale or similar action is noticed pursuant to power of sale provisions contained in a First Mortgage or other superior mortgage instrument which is a deed of trust or similar instrument, the Servicer shall immediately consult with counsel concerning such proceeding and shall take all actions necessary to preserve and protect, and to prevent (to the extent permitted or required under applicable law and the Subordinate Mortgage) a loss or waiver of, the validity and priority of the Subordinate Mortgage lien on, and security interest in, the related
Mortgaged Property, and the validity and enforceability of the debt secured thereby, including appearing in such foreclosure action or proceeding and asserting therein all claims that the Noteholder may have against the applicable Obligor and otherwise in connection with the applicable Subordinate Mortgage. The Servicer shall be obligated to take the foregoing actions, notwithstanding that the Servicer may not have had an opportunity to obtain the reports or otherwise make the determinations referred to in Section 4.05(e) below by the time that any such actions must be taken. The provisions of this paragraph shall not be applicable with respect to the Subordinate Mortgages delivered by Bessomac, Leyden and Taber (unless such Subordinate Mortgages have been recorded) and, other than in the first sentence of this paragraph, with respect to the related First Mortgage which indirectly secures the Utex Note.

                  (e) The Servicer shall not be permitted to obtain title to a Property on behalf of the Grantor Trust, or take any other action that would cause the Grantor Trust Trustee, on behalf of the Grantor Trust, to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable Federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Servicer has previously determined, based on a report or assessment prepared (at the expense of the Grantor Trust) by a qualified person who regularly conducts environmental assessments (which report or assessment may have been prepared for the holder of the First Mortgage or any permitted refinancing thereof), that:

                           (i) such  Property is in compliance  with  applicable
                  environmental laws or, if not, that taking such actions as are necessary to bring such Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions, and

                           (ii) there are no circumstances present at such Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Federal, state or local law or regulation, or that if any such materials are present for which such action could be required, taking such actions with respect to the affected Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

                  If the Servicer has so determined, based on satisfaction of the criteria in clauses (i) and (ii) above, that it would be consistent with the standard of care to take any such actions, the Servicer shall notify the Grantor Trust Trustee, which in turn shall notify the holders of the Grantor Trust Certificates of such proposed action, and if the Grantor Trust Trustee has not received and delivered to the Servicer, within five Business Days after such notification to the holders of the Grantor Trust Certificates, Instructions from the Directing Holders not to take any such action, the Servicer shall take such action.

                  If, on the other hand, the Servicer determines that taking such actions as are necessary to bring any such Property into compliance with applicable environmental laws, or taking such actions with respect to the containment, clean-up, removal or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Property, is not reasonably likely to produce a greater recovery on a present value basis than not taking such actions, the Servicer shall notify the Grantor Trust Trustee of such determination and the Grantor Trust Trustee shall in turn notify the holders of the Grantor Trust Certificates. If, within five Business Days after the Grantor Trust Trustee's notification, the Grantor Trust Trustee has not received, and notified the Servicer of, contrary Instructions from the Directing Holders, then the Servicer may take such action as it deems to be consistent with the standard of care, including, without limitation, releasing the lien of the Subordinate Mortgage with respect to the affected Property. The Servicer shall not be required to accept Instructions if, in an Officer's Certificate (copies of which shall be delivered to the Grantor Trust Trustee and the holders of the Grantor Trust Certificates), they would expose the Servicer to liability under CERCLA. The cost of any such compliance, containment, clean-up or remediation is a Grantor Trust Expense and shall be paid to the Servicer pursuant to Section 6.04; provided that if a Directing Holders Reserve Fund is established in connection with such Property, such cost shall first be paid from the Directing Holders Reserve Fund, to the extent available.

                   (f) If the Servicer acquires a Property on behalf of the Grantor Trust (a "Foreclosed Property"), the Servicer shall be empowered, subject to the REMIC Regulations, to do any and all things in connection with the management and operation thereof as are consistent with the standard of care. The Servicer shall hire an independent contractor to operate any Foreclosed Property if required to do so under the REMIC Regulations. The retention of an independent contractor, however, will not relieve the Servicer of any of its obligations with respect to the management and operation of such Foreclosed Property. If proceeds received in respect of such Foreclosed Property prior to the final liquidation of such Foreclosed Property are not sufficient to pay the costs and fees incurred by the Servicer (including the fees of the independent contractor), such costs and fees will be reimbursable to the Servicer out of Liquidation Proceeds received from the final Liquidation of such Foreclosed Property.

                  The Servicer shall sell any Foreclosed Property (other than Foreclosed Property for a Contract Receivable which is on Exhibit B or which has been repurchased pursuant to Section 3.02 or as to which all T-1 Allocable Payments have been made) within two years after such property has been acquired (within the meaning of the REMIC Regulations) by the Grantor Trust, unless the Trust has received an extension of such period from the Internal Revenue Service to the effect that the holding by the Grantor Trust of such Foreclosed Property for an additional specified period will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or adversely affect the status of the assets of the Trust as to which a REMIC election has been made as a REMIC at any time that any Certificate is outstanding, in which event such two-year period will be extended by such additional specified period (and any expense incurred in obtaining such extension shall be reimbursed to the Servicer as a Trust Reimbursable Expense).

                  (g) The Servicer shall not acquire for the benefit of the Grantor Trust any personal property pursuant to this Section 4.05 unless either:

                           (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Servicer for the benefit of the Grantor Trust (which determination may be made without liability in reliance upon an Opinion of Counsel); or

                           (ii) the Servicer  shall have  requested and received
                  an Opinion of Counsel (obtained at the expense of the Grantor Trust) to the effect that the holding of such personal property by the Grantor Trust will not cause the imposition of a tax on the Trust under the REMIC Regulations or cause the assets of the Trust as to which a REMIC election has been made to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (h) The Net Liquidation Proceeds with respect to a Contract Receivable, shall be allocated by the Servicer pursuant to Section 6.03 between T-1 Allocable Payments which shall be deposited by the Servicer in the Collection Account and T-2 Allocable Payments which shall be deposited by the Servicer in the Reserve Fund.

                  (i) The Servicer may sue to enforce or collect upon Contract Receivables, in its own name, if possible, or as agent for the Grantor Trust Trustee, after consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer). If the Servicer elects to commence a Remedial Proceeding to enforce a Contract Receivable, the act of commencement shall be deemed to be an automatic assignment of such Contract Receivable to the Servicer for purposes of collection only. If, however, in any Remedial Proceeding it is held that the Servicer may not enforce a Contract Receivable on the ground that it is not a real party in interest or a holder entitled to enforce such Contract Receivable, the Grantor Trust Trustee on behalf of the Grantor Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce such Contract Receivable, including bringing suit in its name or the names of the holders of the Grantor Trust Certificates.

                  (j) If the Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the Property is located and the provisions of the related Contract Receivable Documents, the Servicer shall not be required to pursue a deficiency judgment against the related Obligor or any other liable party if (i) the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure, (ii) the related Contract Receivable provides that the recourse of the Noteholder is limited to the Mortgaged Property, or (iii) the Servicer determines, in its good faith business judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or liability of pursuing the deficiency judgment and such determination is evidenced by an Officer's Certificate to that effect delivered to the Grantor Trust Trustee.

                  (k) The Servicer shall not be permitted to sell a Contract Receivable except under the following circumstances: (i) upon the occurrence of an event described under Section 4.03, or (ii) to maintain the status of the Trust as a REMIC. The Servicer may sell, however, (i) any Foreclosed Property, to the extent permitted by applicable law and the related Subordinate Mortgage, and (ii) other proceeds of a Defaulted Contract Receivable or a Liquidated Contract Receivable. The Servicer may also cause the transfer of the stock of Derby, Saber and Sentec in accordance with Section 4.05(1).

                  (l) With respect to Derby, Saber or Sentec, in the event that,

                           (i) the Credit Tenant shall have defaulted under the related Underlying Lease to which such corporation (either Derby, Saber or Sentec) is a party or shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) for it or its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

                           (ii)  Presidio  fails  to pay its  obligations  under
         Section 13.18 with respect to Saber, Derby or Sentec or the liabilities against which Presidio is otherwise obligated to indemnify the Grantor Trust thereunder (together with the reasonably estimated out-of-pocket expenses which Presidio will incur in defending any claim that would give rise to an indemnification claim) exceed the maximum amount that Presidio is required to pay thereunder;

                           (iii) Derby, Saber or Sentec lacks sufficient funds (in its Sandwich Investment Account or otherwise) to pay its expenses, claims or liabilities (and, in the case of Derby or Sentec, no funds are available in the Derby and Sentec Reserve Account) and, pursuant to
         Section 4.20(e) the Servicer has determined in accordance with the standard of care not to make a capital contribution; or

                           (iv) Presidio or the T-2 Holder shall have failed to cure a breach of any representation or warranty under Section 3.01(c) within 90 days after the Servicer shall have given notice to Presidio and the T-2 Holder of such breach in reasonable detail, if such breach materially and adversely affects the value of the stock of such corporation or the interest of the Grantor Trust in such corporation;

then (unless the Servicer determines, in the case of an event of default under the Underlying Lease or a breach of representation, that such event of default or breach of representation is not material or will be cured promptly with respect to the affected corporation (either Derby, Saber or Sentec)), the Servicer (x) shall direct the GT Collateral Agent to give written notice to the T-2 Holder, whereupon the stock of such corporation (any of Sentec, Derby or Saber, whichever is applicable) shall, without further action, be deemed to have been transferred to the T-2 Holder subject to a lien thereon pursuant to the Reserve Fund Pledge Agreement (or, upon notice from the T-2 Holder to the GT Collateral Agent, the T-2 Holder may designate an affiliated partnership, limited liability company or nominee of the T-2 Holder to own such stock, provided that such affiliate or nominee confirms the pledge of such stock and the distributions thereon and proceeds thereof pursuant to the Reserve Fund Pledge Agreement), (y) shall cause the stock ledger of such Sandwich Corporation to be changed to reflect such transfer subject to a lien thereon pursuant to the Reserve Fund Pledge Agreement, and such transferee shall be deemed to have pledged such stock and the proceeds thereof and distributions thereon to the Collateral Agent pursuant to the Reserve Fund Pledge Agreement, and (z) shall make no further transfers of the Net Sandwich Investments of such corporation to the Certificate Account (or to reimburse the Servicer). Upon request, the T-2 Holder (or its affiliate or nominee) shall confirm in writing the acceptance of such transfer and the making of such pledge. Prior to any such transfer of the stock of Derby or Sentec, the Grantor Trust shall make a capital contribution to such corporation in the amount of half of the funds in the Derby and Sentec Reserve Account.

                  At any time that Derby, Saber or Sentec has no Net Sandwich Investments in its Sandwich Investment Account, the Servicer hereby is authorized to transfer to the T-2 Holder, upon 10 days notice to the T-2 Holder, the stock of such corporation subject to a lien thereon for the benefit of the Collateral Agent pursuant to the Reserve Fund Pledge Agreement (or upon notice from the T-p2 Holder to the GT Collateral Agent, the T-2 Holder may designate an affiliated partnership, limited liability company or nominee of the T-2 Holder to own such stock), provided that such T-2 Holder (or such affiliate or nominee) confirms the pledge of such stock and all distributions on and proceeds thereof pursuant to a supplement to the Reserve Fund Pledge Agreement satisfactory to the Servicer. Such supplement shall require that any Net Sandwich Investments of such corporation be maintained and applied in accordance with Section 4.20 and that the transferee comply with the covenants in Section 4.20 applicable to the sole stockholder of such corporation. Prior to any such transfer of the stock of Derby or Sentec, the Grantor Trust shall make a capital contribution to such corporation in the amount of half of the funds in the Derby and Sentec Reserve Account. Subsequent to such transfer, the transferee, pursuant to the Reserve Fund Pledge Agreement, shall cause transfers of the Net Sandwich Investments to be made to the Servicer, for deposit in the Certificate Account (or to reimburse the Servicer), in accordance with Section 6.09 of this Agreement, unless and until such time as an event set forth in clauses (i), (ii), (iii) or (iv) above shall have occurred and be continuing with respect to such corporation.

                  SECTION 4.06      Maintenance of Security Interests.

                  (a) The Servicer, in accordance with the standard of care, shall take such steps as are necessary to maintain the lien and the security interest created by each Sandwich Pledge Agreement, each Paying Agent Agreement, each Subordinate Mortgage (in the related Mortgaged Property) and the Pledged Funds in favor of BT, as GT Collateral Agent and as Collateral Agent. The Servicer shall, and is hereby authorized and empowered by the Grantor Trust Trustee to, prepare, execute and deliver any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on and security interest in each Mortgaged Property (except, prior to the recordation thereof, with respect to the Subordinate Mortgages for Leyden, Bessomac and Taber).

                  (b) If at any time consent of the holder of the First Mortgage is received, or if the First Mortgage is refinanced, permitting recordation of the Subordinate Mortgage delivered by Bessomac, Leyden or Taber, the Servicer, together with the related Obligor, shall take such steps as are necessary to obtain a lien encumbering and creating a security interest in the related Mortgaged Property, including, without limitation, recording Subordinate Mortgages in each county where an Obligor's property is located, and (with the consent of the T-2 Holder and the related Obligor) shall consent to such amendments or modifications to the Subordinate Mortgage as the holder of the First Mortgage shall reasonably request.

                  (c) The Servicer shall take such steps as are necessary to continue the security interest created by the initial filing of UCC financing statements in connection with the Subordinate Mortgages and Paying Agent Agreements, including, without limitation, filing requisite UCC continuation statements.

                  SECTION 4.07 Servicer Report. On each Distribution Date, the Servicer shall prepare and forward a report (the "Servicer Report"), in substantially the form of Exhibit V attached hereto, to the Grantor Trust Trustee, any Grantor Trust Paying Agent, the REMIC Trustee, the holders of the Grantor Trust Certificates and the holders of the Certificates. The determination by the Servicer of the amount of the distributions to be made pursuant to Section 6.07 hereof and pursuant to the Pooling Agreement shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

                  On the Business Day following each Determination Date, the Servicer shall inform the T-2 Holder of the amount, if any, to be transferred from each Pledged Fund to the Certificate Account on the next succeeding Deposit Date.

                  Each Servicer Report shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit W attached hereto, certifying the accuracy of the Servicer Report and certifying that no Event of Termination, or event that with notice or lapse of time, or both, would become an Event of Termination, has occurred, or if such event has occurred and is continuing, specifying the event and its status.

                  SECTION 4.08      Annual Statement as to Compliance.

                  (a) The Servicer shall deliver to the Grantor Trust Trustee, the REMIC Trustee, the holders of the Grantor Trust Certificates and the Rating Agency within 90 days after the end of each calendar year, an Officer's Certificate of an officer of the Servicer with direct responsibility over the administration of this Agreement and the Pooling Agreement, stating that (i) a review of the activities of the Servicer during the preceding calendar year of its performance under this Agreement and the Pooling Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based upon such review, the Servicer has fulfilled all of its obligations under this Agreement and the Pooling Agreement throughout such preceding calendar year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The first such Officer's Certificate shall be delivered by April 1, 1997, for the calendar year 1996.

                  (b) The Servicer shall deliver to the Grantor Trust Trustee and the holders of the Grantor Trust Certificates, promptly after having obtained knowledge thereof, an Officer's Certificate specifying any event which with the giving of notice or lapse of time, or both, would become an Event of Termination under clause (a) or (b) of Section 10.01. The Seller shall deliver to the Grantor Trust Trustee and the holders of the Grantor Trust Certificates, promptly after having obtained knowledge thereof, an Officer's Certificate specifying any event which with the giving of notice or lapse of time, or both, would become an Event of Termination under clause (a) or (b) of Section 10.01.

                  SECTION 4.09 Annual Audit Report. Within 90 days after the end of each calendar year, the Servicer, at its expense, shall cause a nationally recognized firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Grantor Trust Trustee to the effect that such firm has examined certain documents and records relating to the Servicer and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers ("Audit Program"), such servicing has been conducted in compliance with agreements substantially similar to this Agreement, except for such significant exceptions or errors in records that, in the opinion of such firm, the Audit Program requires it to report. The first such statement shall be delivered on April 1, 1997, for the calendar year 1996. The Servicer shall forward a copy of such annual statement to the Grantor Trust Trustee, the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, and the holders of the Grantor Trust T-2 Certificates. Copies of the annual statement of accountants shall also be provided by the Servicer to the Rating Agency.

                  SECTION 4.10      Directing Holders.

                  (a) Remedial Proceeding. If a Contract Receivable becomes a Defaulted Contract Receivable, the Servicer shall immediately, but not later than the third Business Day following the day the Servicer becomes aware that such Contract Receivable has become a Defaulted Contract Receivable, give notice to the holders of the Grantor Trust Certificates and the Grantor Trust Trustee, specifying the nature and circumstances of the event of default to the extent known to the Servicer. The Servicer may be given irrevocable instructions as to the action to be taken with respect to the Defaulted Contract Receivable ("Instructions") by holders of a Majority-In-Interest of the Grantor Trust T-2 Certificates (the "Directing Holders") within five Business Days of receipt of such notice. In the event that the Servicer does not receive such Instructions within such five Business Day period, the Servicer shall promptly determine the appropriate actions to be taken consistent with the standard of care, and, prior to taking such actions, the Servicer shall provide the Grantor Trust Trustee with notice of such determination in reasonable detail and the Grantor Trust Trustee shall deliver any such notice received by it to the holders of the Grantor Trust T-2 Certificates. Within five Business Days after receipt from the Grantor Trust Trustee of notice of the Servicer's intended actions, the Servicer may be given Instructions by the Directing Holders as to the action to be taken with respect to a Defaulted Contract Receivable, which may include, among other things, the following: (i) not to commence a Remedial Proceeding, (ii) to agree or refuse to agree to an amendment, waiver or modification of a Defaulted Contract Receivable or release of all or a portion of the Property from the lien of the Subordinate Mortgage, in substitution for other collateral or otherwise; or (iii) to commence a Remedial Proceeding. Instructions shall be restricted to the actions that the Servicer could have taken with respect to a Defaulted Contract Receivable (including modifications, waivers or amendments thereof), except that the Instructions of the Directing Holders shall not (i) be subject to the objection of the other holders of the Grantor Trust Certificates, or (ii) require the Servicer to transfer or lease a Property or a Foreclosed Property to an Affiliate of the T-2 Holder.

                  If the Servicer receives Instructions within five Business Days after notice of an event of default or notice of the Servicer's determination was delivered to the Directing Holders by the Grantor Trust Trustee (as described in the immediately preceding paragraph), the Servicer shall act in accordance with such Instructions, and the procedures described in the following paragraphs below shall apply to the servicing of such Defaulted Contract Receivable. In the event that the Servicer does not receive such Instructions within such five Business Day period, the Servicer may proceed in a manner consistent with the standard of care and the notice given to the Directing Holders until the Servicer makes a determination to commence or not to commence a Remedial Proceeding (or to agree or refuse to agree to an amendment, waiver or modification of a Defaulted Contract Receivable or release of all or a portion of the Property from the lien of the Subordinate Mortgage, in substitution for other collateral or otherwise) or take other action not described in such notice, in which event the Directing Holders shall again be given the same opportunity to give Instructions (unless the Directing Holders shall waive the right to receive such opportunity as to any Contract Receivable).

                  Within five Business Days after the Servicer's receipt of Instructions, the Directing Holders shall

                  (A) pay to the Servicer for deposit (the "Directing Holders' Deposit") with the GT Collateral Agent into a Directing Holders Reserve Fund an amount equal to the sum of (i) 125% of the Discounted Pay Off Amount determined as of the date of the Directing Holders' Deposit (provided that if a T-1 Allocable Payment due on or within 25 days prior to the scheduled expiration date of the Primary Term of the related Underlying Lease is due and owing as of the date of the Directing Holders' Deposit, and the Discounted Pay Off Amount is zero, the amount of the Directing Holders' Deposit pursuant to this clause
         (i) shall be 125% of the unpaid balance of the scheduled payments on such Contract Receivable which are T-1 Allocable Payments) plus (ii) the outstanding Prepayment Deficiency Amount, if any, with respect to the affected Contract Receivable,

                  (B) deliver a DHRF Indemnity Agreement, agreeing to make the payments described below (but only to the extent of the Directing Holders' Deposit), and

                  (C) deliver a DHRF Pledge Agreement pledging the applicable Directing Holders Reserve Fund to secure the obligations under such DHRF Indemnity Agreement.

In the event that the Directing Holders do not make the Directing Holders' Deposit and deliver the DHRF Indemnity Agreement and the DHRF Pledge Agreement within five Business Days after the Servicer's receipt of Instructions, the Servicer shall disregard such Instructions. If the Directing Holders' Deposit is made and the DHRF Indemnity Agreement and the DHRF Pledge Agreement are delivered within five Business Days, the Directing Holders may continue to give Instructions from time to time with respect to that Defaulted Contract Receivable, and the Servicer shall be obligated to follow such Instructions.

                  No Directing Holders' Deposit, DHRF Indemnity Agreement or DHRF Pledge Agreement shall be required (i) if the Discounted Pay Off Amount plus the outstanding Prepayment Deficiency Amount, if any, determined as of the date of the Directing Holders' Deposit equals zero, (ii) if all T-1 Allocable Payments on such Contract Receivable have been made or (iii) if it is a Contract Receivable on Exhibit B. If no Directing Holders' Deposit is required to be made for a Defaulted Contract Receivable, it will not be subject to purchase by the Directing Holders pursuant to the third succeeding paragraph.

                  The Servicer shall apply funds in a Directing Holders Reserve Fund to pay the fees of third parties incurred in connection with a Remedial Proceeding conducted in accordance with the Instructions, provided that such third parties retained by the Servicer shall have been approved by the Directing Holders, which approval shall not be unreasonably withheld.

                  If the Defaulted Contract Receivable that is subject to Instructions becomes a Liquidated Contract Receivable, the Servicer shall withdraw from the Directing Holders Reserve Fund and deposit into the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, into the Certificate Account), as additional Liquidation Proceeds, the amount by which the Discounted Pay Off Amount determined as of the date of such Liquidation plus the outstanding Prepayment Deficiency Amount, if any, allocable to the Grantor Trust T-1 Certificate exceeds the Net Liquidation Proceeds from such Liquidation.

                  If the Defaulted Contract Receivable that is subject to Instructions has not become a Liquidated Contract Receivable (or been prepaid in full) on or before the third anniversary of receipt of the Instructions, the Directing Holders shall purchase such Defaulted Contract Receivable from the Grantor Trust for a purchase price equal to the Discounted Pay Off Amount plus the outstanding Prepayment Deficiency Amount, if any, allocable to the Grantor Trust T-1 Certificate determined as of the third anniversary of receipt of the Instructions; provided, however, that such purchase shall be conditioned upon the delivery to the Grantor Trust Trustee of an Opinion of Counsel reasonably satisfactory to the REMIC Trustee (and, if the Directing Holders shall fail to deliver such opinion, the Servicer shall request such opinion from counsel), at the expense of the Directing Holders, to the effect that such purchase (and the obligation of the Directing Holders to effect such purchase) shall not (i) adversely affect either the status of the assets of the Trust as to which a REMIC election has been made as a REMIC or the status of the Grantor Trust as a grantor trust under Subpart E, part I of Subchapter J of the Code, or (ii) cause a gain on the disposition of a qualified mortgage that would subject the Trust to the 100% tax on "prohibited transactions" imposed by Section 860F(a) of the Code, or (iii) cause the Trust to be subject to any tax under the REMIC
Regulations or equivalent provisions of Federal, state or local law or ordinance. Upon receipt of such opinion, on such anniversary, the Servicer shall effect such purchase by withdrawing the purchase price from the amounts on deposit in the Directing Holders Reserve Fund, and the obligation of the Directing Holders to pay such purchase price shall be limited to such amounts. No later than 30 days prior to each Deposit Date, the Servicer shall determine whether there will be sufficient funds in the Directing Holders Reserve Fund to pay such purchase price (determined as of the second succeeding Distribution
Date) and if the Servicer determines that there will be a deficiency, the Servicer shall notify the Directing Holders; in the event the Directing Holders elect not to deposit such deficiency, upon receipt of the aforesaid Opinion of Counsel described above in this paragraph, the Servicer shall effect such purchase on the next succeeding Deposit Date (even though it is prior to the third anniversary of the receipt of Instructions) by withdrawing the purchase price (determined as of such Deposit Date) from the funds on deposit in the Directing Holders Reserve Fund. If, notwithstanding the foregoing, there are insufficient funds in the Directing Holders Reserve Fund to pay the purchase price, the Directing Holders shall not purchase such Defaulted Contract Receivable unless at their option they deposit sufficient funds to effectuate such purchase.

                  If the Directing Holders purchase such Defaulted Contract Receivable, such Defaulted Contract Receivable, the Subordinate Mortgage and the related Contract Receivable File shall be transferred from the Grantor Trust to the Directing Holders, the Grantor Trust Trustee and the GT Collateral Agent shall execute any assignments, financing statements and other documents reasonably requested by the Directing Holders to effect such transfer, and any payments made on or with respect to such Defaulted Contract Receivable after the date of such purchase, including the Net Liquidation Proceeds, shall be the sole property of (and shall be paid to) the Directing Holders. If the Defaulted
Contract  Receivable  purchased  is the Hertec  Contract  Receivable,  the Metec
Contract Receivable or the Dalcin Contract Receivable, (i) the purchase price shall be increased by an amount equal to the Net Sandwich Investments of the Sandwich Corporation (Sentec, Derby or Saber, respectively) which is party to a Master Lease with the Obligor on such Contract Receivable, and (ii) at the option of the Directing Holders, either (A) the Servicer and the Grantor Trust Trustee shall transfer to the Directing Holders (free and clear of any pledge or lien) all right, title and interest in and to the stock of such Sandwich Corporation (including all funds or investments of such Sandwich Corporation), and appoint the designee of the Directing Holders as the sole director of such Sandwich Corporation, or (B) all proceeds of, and distributions on, the stock of such Corporation shall be distributed by the Grantor Trust Trustee, as and when received, to the Directing Holders (notwithstanding any other provision herein regarding the application of the Net Sandwich Investments).

                  In determining the amount payable from a Directing Holders Reserve Fund pursuant to any of the three preceding paragraphs, the Servicer shall credit against such amount all amounts paid from the applicable Directing Holders Reserve Fund pursuant to the immediately following paragraph.

                  If, at any time following the establishment of a Directing Holders Reserve Fund with respect to a Defaulted Contract Receivable and prior to the date on which it becomes a Liquidated Contract Receivable, the Obligor fails to pay any amount which is due and payable under such Defaulted Contract Receivable within 30 days after the scheduled due date for such payment (other than by reason of the Noteholder having declared all amounts to be immediately due and payable thereunder as a result of an event of default thereunder or under the related Subordinate Mortgage), including amounts due and payable in connection with a Purchase Option or a Schedule C Event, the Servicer shall cause the withdrawal from the applicable Directing Holders Reserve Fund and the deposit into the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, into the Certificate Account) of the portion of such delinquent payment which is a T-1 Allocable Payment.

                  Promptly after the date on which a Defaulted Contract Receivable which becomes a Liquidated Contract Receivable (or portion thereof) is purchased by the Directing Holders or is prepaid in full, the Servicer shall, after withdrawing any amounts payable from a Directing Holders Reserve Fund (as described above), pay the remaining balance to the applicable Directing Holders.

                  From time to time, the Directing Holders may pay additional amounts to the Servicer, for deposit in the Directing Holders Reserve Fund, in which case the Directing Holders also may give Instructions to the Servicer to apply such funds on deposit in the Directing Holders Reserve Fund for any of the purposes listed in Section 4.16(b).

                  (b) Rejectable Offer. Upon receipt of notice from an Obligor of a proposed rejection of a Rejectable Offer (the "Rejection Notice"), the Servicer shall immediately, but not later than the third Business Day following receipt of such Rejection Notice, give notice to the holders of the Grantor Trust Certificates and the Grantor Trust Trustee of such proposed rejection by sending a copy of the Rejection Notice to each of them, together with the Servicer's calculation of the Schedule C Prepayment Amount for the affected Property. Within 14 Business Days after receipt by the Servicer of a Rejection Notice, the Servicer shall deliver written notice to the Obligor of its objection to the rejection of the Rejectable Offer in accordance with the related Subordinate Mortgage (other than with respect to the Hertec Contract Receivable, the Metec Contract Receivable and the Segair Note) unless the Directing Holders (i) direct ("Directions") the Servicer to consent to the Obligor's rejection of the Rejectable Offer (ii) pay to the Servicer for deposit with the GT Collateral Agent into a Rejectable Offer Reserve Fund, an amount equal to 125% of the Schedule C Prepayment Amount for the affected Property (the "Directing Holders' Rejectable Offer Deposit"), and (iii) deliver a RORF Indemnity Agreement and a RORF Pledge Agreement. If such Direction is given, such deposit is made and such Agreements are delivered, the Servicer shall consent in writing to the Obligor's rejection of the Rejectable Offer immediately (but in any event prior to the fourteenth Business Day after notice of the proposed rejection was given by the Obligor). The Servicer shall direct the GT Collateral Agent to return to the Directing Holders the Directing Holders' Rejectable Offer Deposit (and any investment income thereon) if the Obligor accepts the Rejectable Offer or if the Rejectable Offer is canceled or withdrawn by the Lessee (such that the Schedule C Event does not occur).

                  No Directing Holders' Rejectable Offer Deposit, RORF Indemnity Agreement or RORF Pledge Agreement shall be required if (i) the Schedule C Prepayment Amount equals zero, (ii) all T-1 Allocable Payments on a Contract Receivable have been made, or (iii) it is a Contract Receivable on Exhibit B. If no Directing Holders' Rejectable Offer Deposit is required to be made for a Contract Receivable, it shall not be subject to purchase by the Directing Holders pursuant to the second succeeding paragraph.

                  If, following the establishment of a Rejectable Offer Reserve Fund with respect to a Contract Receivable, such Contract Receivable becomes a Defaulted Contract Receivable:

                           (A) the Directing Holders shall have the same rights to direct the Servicer (including with respect to modifications, waivers or amendments of the terms of a Contract Receivable) as if a Directing Holders Reserve Fund was established, without depositing the Directing Holders' Deposit; provided, however, that if the Contract Receivable relates to a Multiple Property Obligor, the Directing Holders shall not have such rights unless at their option they make a Directing Holders' Deposit equal to 125% of the Allocated DPO Amount (determined as of the date of such deposit) (plus the outstanding Prepayment Deficiency Amount, if any) for the Properties, if any, other than those for which the Directing Holders' Rejectable Offer Deposit was made. If the Directing Holders' Deposit referred to in the immediately preceding proviso is made, this Section 4.10(b) (including the immediately following sentence) shall no longer be applicable to such Contract Receivable and instead Section 4.10(a) shall be applicable (except that the purchase price payable on the third anniversary of the receipt of Instructions shall be calculated as the sum of the Schedule C Prepayment Amount for the Property as to which the Directing Holders' Rejectable Offer Deposit was made, plus the Allocated DPO Amount as of the date of such deposit (and any Prepayment Deficiency Amount) for the other Properties allocable to the Grantor Trust T-1 Certificate).

                           (B) In the case of a Single Property Obligor (or a Multiple Property Obligor if a Directing Holders' Rejectable Offer
         Deposit has been made for all of its Properties subject to the Subordinate Mortgage) or if the Directing Holders elect, in the case of a Multiple Property Obligor, not to make the Directing Holders' Deposit referred to in subparagraph (A), and such Contract Receivable has not become a Liquidated Contract Receivable (or been prepaid in full) within twelve months after such Contract Receivable became a Defaulted Contract Receivable, the Directing Holders shall purchase such Contract Receivable (or, in the case of a Multiple Property Obligor, the interest in the portion of such Contract Receivable related to the affected Property) and the Servicer shall effect such purchase by withdrawing from the Rejectable Offer Reserve Fund an amount equal to the Schedule C Prepayment Amount for the affected Property (as of the date on which the Directing Holders' Rejectable Offer Deposit was made) and depositing the portion thereof allocable (pursuant to Section 6.03 hereof) to the Grantor Trust T-1 Certificate into the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, into the Certificate Account) and any remaining amount into the Reserve Fund; provided, however, that such purchase shall be conditioned upon the delivery to the Grantor Trust Trustee of an Opinion of Counsel satisfactory to the REMIC Trustee (and, if the Directing Holders shall fail to deliver such opinion, the Servicer shall request such opinion from counsel), at the expense of the Directing Holders, to the effect that such purchase (and the obligation of the Directing Holders to effect such purchase) shall not (i) adversely affect either the status of the assets of the Trust as to which a REMIC election has been made as a REMIC or the status of the Grantor Trust as a grantor trust under Subpart E, part I of Subchapter J of the Code, or (ii) cause a gain on the disposition of a qualified mortgage that would subject the Trust to the 100% tax on "prohibited transactions" imposed by Section 860F(a) of the Code, or (iii) cause the Trust to be subject to any tax under the REMIC Regulations or equivalent provisions of Federal, state or local law or ordinance. The amount so to be withdrawn from the Rejectable Offer Reserve Fund shall be reduced by the payments made pursuant to subparagraph (D). Following any such purchase (if the purchase price is paid in full),

                           (i) in the case of a Multiple Property Obligor (unless the affected Property or Properties are the only Property or Properties subject to the Subordinate Mortgage, in which case clause (ii) below shall be applicable), any payments made on or with respect to the Contract Receivable (and attributable to the affected Property) after the date of purchase, including the Net Liquidation Proceeds, shall be paid to the applicable Directing Holders, pro rata, based upon their Percentage Interest, until the aggregate amount of such payments equals the amount so withdrawn from the applicable Rejectable Offer Reserve Fund, and thereafter any additional payments shall be deposited into the Reserve Fund, and

                           (ii) in all  other  cases,  such  Defaulted  Contract
                  Receivable, the Subordinate Mortgage and the related Contract Receivable File shall be transferred from the Grantor Trust to the Directing Holders, the Grantor Trust Trustee and the GT Collateral Agent shall execute any assignments, financing statements and other documents reasonably requested by the Directing Holders to effect such transfer and any payments made on or with respect to such Defaulted Contract Receivable after the date of purchase, including the Net Liquidation Proceeds, shall be the sole property of (and shall be paid to) the Directing Holders. If the Defaulted Contract Receivable purchased is the Dalcin Contract Receivable, (i) the purchase price shall be increased by an amount equal to the Net Sandwich Investments of Saber, and (ii) at the option of the Directing Holders, either (A) the Servicer and the Grantor Trust Trustee shall transfer to the Directing Holders (free and clear of any pledge or lien) all right, title and interest in and to the stock of Saber (including all funds or investments of such corporation), and appoint the designee of the Directing Holders as the sole director of such corporation, or (B) all proceeds of, and distributions on, the stock of such corporation shall be distributed by the Servicer on behalf of the Grantor Trust Trustee, as and when received, to the Directing Holders (notwithstanding any other provision herein regarding the application of the Net Sandwich Investments).

                           (C) In the case of a Single Property Obligor (or a Multiple Property Obligor if a Directing Holders' Rejectable Offer
         Deposit has been made for all of its Properties subject to the Subordinate Mortgage) or if the Directing Holders elect, in the case of a Multiple Property Obligor, not to make the Directing Holders' Deposit referred to in subparagraph (A), and such Contract Receivable becomes a Liquidated Contract Receivable within twelve months after such Contract Receivable became a Defaulted Contract Receivable, the Net Liquidation Proceeds and the amounts on deposit in the Rejectable Offer Reserve Fund shall be applied as follows. If the Net Liquidation Proceeds allocable to the Property (for which the Directing Holders' Rejectable Offer Deposit was made) exceed the Schedule C Prepayment Amount for such Property (as of the date on which the Directing Holders' Rejectable Offer Deposit was made), such excess shall be deposited into the Reserve Fund, the balance of the Net Liquidation Proceeds shall be deposited into the Collection Account, and the amounts on deposit in the Rejectable Offer Reserve Fund shall be distributed to the Directing Holders, pro rata based upon their Percentage Interest (or as otherwise directed by the Directing Holders). On the other hand, if such Net Liquidation Proceeds allocable to the affected Property are less than the Schedule C Prepayment Amount for the affected Property (as of the date on which the Directing Holders' Rejectable Offer Deposit was made), the amount of such deficiency shall be withdrawn from the applicable Rejectable Offer Reserve Fund, and an amount equal to the portion of such deficiency allocable to the Grantor Trust T-1 Certificate shall be deposited into the Collection Account (or, for the period from the Transfer Date to the Deposit Date, into the Certificate Account), an amount equal to the remainder of such deficiency shall be deposited in the Reserve Fund, and any amounts remaining in the applicable Rejectable Offer Reserve Fund shall be distributed to the applicable Directing Holders, pro rata based upon their Percentage Interest (or as otherwise directed by the applicable Directing Holders). The amount withdrawn from a Rejectable Offer Reserve Fund pursuant to either of the preceding two sentences shall be reduced by any payments made therefrom pursuant to subparagraph (D) and any prepayments made on the Contract Receivable after the Rejectable Offer Reserve Fund was established.

                           (D) If, at any time following the establishment of a Rejectable Offer Reserve Fund with respect to a Contract Receivable and prior to the Liquidation of such Contract Receivable, the Obligor fails to pay any amount which is due and payable under such Contract Receivable within 30 days after the scheduled due date for such payment (other than by reason of the Noteholder having declared all amounts to be immediately due and payable thereunder as a result of an event of default thereunder or under the related Subordinate Mortgage), the Servicer shall cause the withdrawal from the Rejectable Offer Reserve Fund and the deposit into the Collection Account (or, for the period from the Transfer Date to the Deposit Date, into the Certificate Account) of the portion of such delinquent payment which is attributable to the affected Property and which is a T-1 Allocable Payment.

                  Promptly after the date on which the Defaulted Contract Receivable becomes a Liquidated Contract Receivable or the Contract Receivable is prepaid pursuant to the Note, the Servicer, after withdrawing any amounts payable from the applicable Rejectable Offer Reserve Fund, shall pay the remaining balance to the applicable Directing Holders, pro rata, based upon their Percentage Interest, or as otherwise directed by the Directing Holders.

                  SECTION 4.11 Reports to the Rating Agency. The Servicer shall forward to the Rating Agency each letter of the independent certified public accountants' described in Section 4.09, each Officer's Certificate described in
Section 4.08(b), each annual statement as to compliance described in Section 4.08(a), each Servicer Report described in Section 4.07 and each notice given under Section 4.18(e).

                  SECTION 4.12 Maintenance of Fidelity Bond and Errors and Omission Policy. The Servicer shall, during the term of its service as Servicer, maintain in force a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its obligations to service the Contract Receivables hereunder. The Servicer shall maintain a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers. The Servicer shall cause each and every subservicer to maintain or be covered by a policy of insurance covering errors and omissions and a fidelity bond that would meet the foregoing requirements. In the event that there shall not have been maintained an errors and omissions policy and there shall have been a loss that would have been covered by such policy, the Servicer shall deposit in the Collection Account the amount that would otherwise have been payable under the policy.

                  SECTION 4.13 Payment in Full of Contract Receivable. Upon payment in full of any Contract Receivable (taking into account the Discount Purchase Option if the Obligor has acquired the Discount Purchase Option, the Servicer shall notify the Grantor Trust Trustee and the holders of the Grantor Trust Certificates by delivery of an Officer's Certificate. Thereupon, after consultation with the T-2 Holder (provided that the T-2 Holder's advice shall not be binding on the Servicer), the Servicer is hereby authorized to execute an instrument in satisfaction of such Contract Receivable and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and terminate the security interest in the Mortgaged Property related thereto. The Servicer shall determine when a Contract Receivable has been paid in full.

                  SECTION 4.14 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. If the Servicer Liquidates a Property through a Remedial Proceeding, the Servicer shall segregate and hold all funds collected and received and constituting escrow payments separate and apart from any of its own funds and general assets and establish and maintain, when and if necessary, one or more accounts into which all escrow payments shall be deposited and retained. The Servicer shall notify the Grantor Trust Trustee in writing of the location and account number of each escrow account and shall notify the Grantor Trust Trustee in writing prior to any subsequent change thereof. Withdrawals of amounts from an escrow account may be made only to (i) effect payment of taxes, insurance premiums, ground rents, assessments and comparable items; (ii) refund to third parties any sums that are determined to be overages; (iii) remove amounts deposited therein in error; (iv) restore, repair or otherwise protect the Properties; (v) pay interest, if required and as described below, to third parties on balances in the escrow account; (vi) transfer the escrow account to another financial institution if required hereby; or (vii) clear and terminate the escrow account at the termination of this Agreement.

                  The Servicer shall establish appropriate record keeping procedures to reflect the party entitled to any interest earned on funds in escrow accounts and shall disburse such interest to such party in a timely manner.

                  SECTION 4.15 Appraisals. The Servicer may, but is not required to, obtain an appraisal of a Property securing a Defaulted Contract Receivable to determine whether (i) to commence a Remedial Proceeding or (ii) to determine whether the Grantor Trust T-1 Certificate will incur a Loss in connection with such Contract Receivable. The expense of such appraisal shall be reimbursable as a Liquidation Expense out of Liquidation Proceeds if such Contract Receivable is Liquidated; otherwise it shall be a Grantor Trust Expense.

                  SECTION 4.16      Servicer Advances; Liquidation Expenses.

                  (a) The Servicer shall not be required to (but may in its sole discretion) make advances to pay delinquent debt service on the Contract Receivables or on the First Mortgages (or any permitted refinancings thereof), delinquent real estate taxes, ground lease rents or assessments or to cover other similar costs and to pay expenses necessary to preserve the priority of any of the Contract Receivables or to maintain or insure the related Property, except to a limited extent in connection with the Liquidation thereof. The following expenses to third parties incurred by the Servicer in connection with the Liquidation of a Contract Receivable shall constitute Liquidation Expenses (excluding the cost of the Servicer's employees, facilities and overhead), except any such expense as may be attributable to the Servicer's negligence, bad faith, willful misconduct or misfeasance: legal fees, title costs, appraisals of Properties, travel costs, inspections of Properties, sales and brokerage fees, closing costs and operating costs of the Property. Any Liquidation Expenses incurred by the Servicer shall be reimbursable to the Servicer only in accordance with subparagraph (c) hereof. The Servicer shall incur (and be reimbursed for) Liquidation Expenses (i) only in accordance with Directions or Instructions, or (ii) if Instructions or Directions have not been given, only if the incurrence of such Liquidation Expenses is consistent with the standard of care, and the Servicer determined in good faith that the incurrence thereof would increase the present value of the net cash flow generated by the Contract Receivable and was likely to be recoverable out of the Liquidation Proceeds thereof; provided, however, that the Servicer shall not incur a Liquidation Expense if it shall have received prior written instructions from the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, directing the Servicer not to incur such Liquidation Expense or to refrain from the prosecution of a Remedial Proceeding.

                  (b) In the case of any Defaulted Contract Receivable as to which the Servicer has requested but has not received Instructions pursuant to
Section 4.10, if the Servicer determines that it is consistent with the standard of care, would increase the present value of net cash flow generated by the Contract Receivable and that such advance is recoverable out of the Liquidation Proceeds thereof (taking into account the proceeds of the First Mortgage to the extent purchased), (i) the Servicer shall advance the necessary funds to purchase the related First Mortgage (or any permitted refinancing thereof) or other superior mortgage, (ii) the Servicer shall advance the necessary funds to cure any defaults under the related First Mortgage (or any permitted refinancing thereof) or other superior mortgage, and (iii) the Servicer shall advance the necessary funds to pay delinquent real estate taxes, ground lease rents or assessments or to cover other similar costs and to pay expenses necessary to preserve the priority of any of the Contract Receivable Documents or to maintain or insure the related Property; provided, however, that the Servicer shall not make a Servicer Advance if it shall have received prior written instructions from the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, directing the Servicer not to make a Servicer Advance.

                  In the event the Servicer makes a Servicer Advance in connection with the Liquidation of a Contract Receivable or to cure a default under a First Mortgage (or any permitted refinancing thereof) or other superior mortgage, the Servicer shall be entitled to an Advancing Fee at the Prime Rate. Such Servicer Advances and Advancing Fee shall be repaid to the Servicer only in accordance with subparagraph (c) hereof.

                  (c) If after the date on which a Contract Receivable becomes a Liquidated Contract Receivable, the Liquidation Proceeds (including any liquidation proceeds attributable to the First Mortgage (or any permitted refinancing thereof) or other superior mortgage purchased with a Servicer Advance) are insufficient to repay to the Servicer the Liquidation Expenses (not theretofor paid from the Directing Holders Reserve Fund or the Rejectable Offer Reserve Fund), the Servicer Advance and the related Advancing Fee, the Servicer will reimburse itself, first, from such Liquidation Proceeds, second, from the Reserve Fund, third, from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09), and, fourth, from the Collection Account as a Servicing and Grantor Trust Expense.

                  SECTION 4.17 Inspections. The Servicer shall, at its own expense and to the extent permitted under a Subordinate Mortgage, inspect or cause to be inspected each Property if an event of default has occurred under such Subordinate Mortgage.

                  SECTION 4.18 Modifications, Waivers, Amendments and Consents.

                  (a) Subject to the provisions of this Section 4.18, the Servicer shall have the right, but not the obligation, to agree to any modification, waiver or amendment of any term of any Contract Receivable without the consent of the Grantor Trust Trustee or any holder of a Grantor Trust Certificate, but only if the circumstances described in subparagraph (b) or (c) shall exist. In connection with a modification, waiver or amendment, the Servicer shall have the authority to forgive permanently the payment of principal or accrued interest or both and to modify the schedule for payments of principal and interest.

                  All  modifications,  waivers  or  amendments  of any  Contract
Receivable shall be in writing and, except as set forth in Section 4.10(a), shall be consistent with the standard of care and otherwise in compliance with the terms and provisions of the Subordinate Mortgage and the Contract Receivables secured thereby.

                  Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not agree to any modification, waiver or amendment of any term of any Obligation, if the proposed modification, waiver or amendment will (i) adversely affect either the status of the assets of the Trust as to which a REMIC election has been made as a REMIC or the status of the Grantor Trusts as a grantor trust under subpart E, part I of subchapter J of the Code,
(ii) cause a gain on the disposition of a qualified mortgage that would subject the Trust to the 100% tax on "prohibited transactions" imposed by Section 860F(a) of the Code, or (iii) cause the Trust to be subject to any tax under the REMIC Regulations or equivalent provisions of Federal, state or local law or ordinance (which determination may be made by the Servicer without liability based on an Opinion of Counsel).

                  (b) If a Contract Receivable becomes a Defaulted Contract Receivable, after giving the notices required by Section 4.10(a) and the lapse of both notice periods set forth therein, the Servicer is hereby authorized, to modify, waive or amend any term of the Contract Receivable or related
Subordinate Mortgage or release all or a portion of the Property, in substitution for other collateral or otherwise, in accordance with the standard of care, without the consent of the holders of the Grantor Trust Certificates, except that in the following three instances the Servicer shall be required to obtain, before agreeing to such modification, waiver or amendment or release of all or a portion of the Property, in substitution for other collateral or otherwise, the prior written consent of the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates (i) no T-1 Allocable Payments remain unpaid on the applicable Contract Receivable, (ii) a waiver, modification or amendment to a Contract Receivable only affects T-2 Allocable Payments or is effective only after all T-1 Allocable Payments have been paid, or (iii) the Servicer shall have given notice pursuant to Section 4.10(a) to the holders of the Grantor Trust T-2 Certificates of the proposed modification, waiver or amendment or release of all or a portion of the Property, in substitution for other collateral or otherwise and shall have received Instructions or Directions.

                  (c) If a Contract Receivable is not a Defaulted Contract Receivable, the Servicer may not modify, waive or amend any term thereof or of the related Subordinate Mortgage unless (i) it would be consistent with the standard of care, (ii) the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates consent to such modification, waiver or amendment, and
(iii) either

                           (A) the Servicer certifies in writing to the Grantor Trust Trustee and the REMIC Trustee that in its good faith judgment it has determined that it is reasonably foreseeable that an event of default will occur under the Subordinate Mortgage; or

                           (B) the Servicer shall have received an Opinion of Counsel (which may be applicable to more than one transaction or generally to a class or classes of transactions described therein) in form and substance reasonably satisfactory to the REMIC Trustee to the effect that the proposed modification, waiver or amendment, release or substitution, or the ability of the Servicer to effect any such transaction, will not (x) adversely affect either the status of the assets of the Trust as to which a REMIC election has been made as a REMIC or the status of the Grantor Trust as a grantor trust under subpart E, part I of subchapter J of the Code, (y) cause a gain on the disposition of a qualified mortgage that would subject the Trust to the 100% tax on "prohibited transactions" imposed by Section 860F(a) of the Code, or (z) cause the Trust to be subject to any tax under the REMIC Regulations or equivalent provisions of Federal, state or local law or ordinance.

Holders of a Majority-In-Interest of the Grantor Trust T-2 Certificates may deliver such Opinion of Counsel to the Servicer and request it to consent to such modification, waiver or amendment. In the case of a modification, waiver or amendment pursuant to clause (iii)(B) of the second preceding sentence, provided that such consent of the holders of a Majority-In-Interest of the Grantor Trust T-2 Certificates and such Opinion of Counsel are delivered, the Servicer shall give its consent if

                           (A) the Rating Agency Condition is satisfied (provided that the Servicer shall not propose such an amendment, modification or waiver pursuant to clause (iii)(B) to the Rating Agency for purposes of satisfying the Rating Agency Condition more frequently than once in each 12-month period) and the Servicer determines in its good faith judgment that such amendment, modification or waiver would not reduce or would result in a greater recovery of cash, on a present value basis, on the T-1 Allocable Payments. The Servicer may rely on a calculation by a financial advisor or accounting or investment banking firm of the effect of such amendment, modification or waiver on the present value of the T-1 Allocable Payments. The Servicer shall deliver a copy of any notice provided by the Rating Agency with respect to satisfying the Rating Agency Condition to the holders of the Grantor Trust Certificates, and the party requesting the modification, waiver or amendment shall reimburse the Rating Agency for its reasonable fees and expenses in connection therewith; or

                           (B) all holders of the Certificates shall consent in writing to such modification, waiver or amendment.

                  (d) The Servicer may, in connection with any request by an Obligor for any consent, modification, waiver or amendment of a Defaulted Contract Receivable, require (to the extent permitted by applicable law and any Instructions or Directions received from the holders of the Grantor Trust T-2 Certificates) that such Obligor pay the Workout Fee, but the Servicer may not condition its grant of any request for a consent, modification, waiver or amendment on payment thereof, and no such fee may be charged, to the extent that such fee is reasonably unaffordable by the Obligor or would reduce the payments of principal or interest made on the Contract Receivable (or the amounts available to make such payments) or constitute a Grantor Trust Expense.

                  Any provision of this Section 4.18(d) to the contrary notwithstanding, no fee described in this Section 4.18(d) shall be collected by the Servicer from the Obligor (or on behalf of the Obligor) in conjunction with any consent or any such modification, waiver or amendment (unless the amount thereof is specified in the related Contract Receivable) if the collection of such fee would cause such consent, modification, waiver or amendment to be a "significant modification" of the Contract Receivable that would be treated as a taxable exchange under Section 1001 of the Code (which determination may be made by the Servicer without liability based on an Opinion of Counsel).

                  (e) The Servicer shall notify the Grantor Trust Trustee and the T-2 Holder of any modification, waiver or amendment of any term of any Contract Receivable and the date thereof and shall deliver to the Custodian for deposit in the related Contract Receivable File an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

                  SECTION 4.19 Servicer Reimbursable Expenses. The following expenses ("Servicer Reimbursable Expenses") to third parties incurred by the Servicer in the performance of its duties as Servicer (excluding those expenses which are reimbursable only from Liquidation Proceeds) shall be reimbursable to the Servicer as Grantor Trust Expenses: (i) the reasonable costs and expenses of the appearance in, prosecution of, or defense by, the Servicer of any legal action (other than a Remedial Proceeding) which arises under the Pooling Agreement or this Agreement, (ii) Noteholder Expenses, (iii) expenses in connection with an environmental assessment pursuant to Section 4.05(e) hereof, including any Phase I environmental assessment, (iv) expenses in connection with the appointment of a trustee under a refinanced First Mortgage or additional financing pursuant to Section 4.01(r) hereof, (v) expenses in connection with the trustee under a Subordinate Mortgage which is a deed of trust pursuant to
Section 4.01(f) hereof, (vi) expenses in connection with the assumption of a Ground Lease pursuant to Section 4.01(q) hereof, and (vii) after the date on which a Contract Receivable becomes a Liquidated Contract Receivable, the Servicer Advance, Advancing Fee and Liquidation Expenses relating to such Contract Receivable, to the extent not otherwise paid in accordance with Section 4.16; provided that, in each case, such expenses shall be reimbursable only as and to the extent that the Servicer is authorized to incur such expenses under this Agreement (and excluding the cost of its employees, facilities and overhead and including the reasonable compensation and the expenses and disbursements of its agents and counsel which it is authorized to retain pursuant hereto), and that such expense or disbursement is not attributable to its negligence, misfeasance, willful misconduct or bad faith.

                  SECTION   4.20   Derby,   Saber  and  Sentec;   Net   Sandwich
Investments.

                  (a) The Servicer shall designate a Servicing Officer (or, if no Servicing Officer will serve, such other person selected by the Servicer) to be elected as the sole director of each of Derby, Sentec and Saber, and if the Servicer fails to designate such a person, the Grantor Trust Trustee shall designate such person (and, if no other person can be found, shall designate a person which the T-2 Holder shall nominate). The Grantor Trust Trustee, on behalf of the Grantor Trust as sole stockholder of each of Derby, Saber and Sentec, shall elect such person to be the sole director of each of Derby, Saber and Sentec.

                  (b) On the Closing Date, an account (the "Saber Sandwich Investment Account") shall be established on behalf of Saber and, on any date on which Sentec or Derby receives a payment under its Underlying Lease, an account (the "Sentec Sandwich Investment Account" or the "Derby Sandwich Investment Account") shall be established on behalf of Sentec and Derby, respectively, in each case as an Eligible Deposit Account, which initially shall be maintained at BT and shall at all times be maintained at an Eligible Institution. The Servicer, on behalf of Grantor Trust as the sole stockholder of each of Derby, Sentec and Saber, shall request the sole director thereof to cause all funds (including capital contributions by the Grantor Trust, investment earnings and any tax reserve) of Saber, Derby or Sentec to be deposited in its respective Sandwich Investment Account and be invested in Eligible Investments which mature on or prior to the next succeeding Deposit Date selected by the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates. Each such Sandwich Investment Account shall be held in the name of the applicable Sandwich Corporation and be its sole property and shall not be pledged to secure the Grantor Trust Certificates or the Offered Certificates. The net income and gain earned from investments (after payment by Derby, Saber or Sentec of income tax thereon) in a Sandwich Investment Account shall be retained by such corporation and applied solely to pay Sandwich Administrative Expenses, and such net investment income and gains shall not constitute a part of the Net Sandwich Investments.

                  (c) The Servicer, in consultation with the sole director of each of Saber, Derby and Sentec, shall determine at least annually, the amount of Sandwich Administrative Expenses which each of Saber, Derby and Sentec is expected to incur during the succeeding twelve months for the purpose of determining whether it has adequate funds (from its own resources, including anticipated investment earnings) to pay its Sandwich Administrative Expenses; provided that in the absence of a contrary determination by such Servicing Officer or such director, the Sandwich Administrative Expenses shall be deemed to be $5,000 for each of Derby, Sentec and Saber. The Servicer shall cause a capital contribution to be made annually from the Derby and Sentec Reserve Account so that the cash and Eligible Investments held by each of Derby and Sentec is equal to at least $5,000 (or such other amount as the Servicer shall have determined to be the anticipated Sandwich Administrative Expenses for the succeeding twelve months).

                  (d) The Servicing Officer shall, in consultation with an accountant and the T-2 Holder, determine on each date on which Derby, Saber or Sentec receives a payment pursuant to its Underlying Lease, the amount of Federal, State or local taxes payable by such corporation on such payment, and establish a reserve therefor.

                  (e) The Servicer  shall monitor  whether each of Saber,  Derby and Sentec pays as and when due all expenses of such corporation from such corporation's own funds (including funds in its Sandwich Investment Account). If Derby or Sentec do not have sufficient funds to pay its expenses when due, the Servicer, on behalf of the Grantor Trust, shall (in the case of Derby and Sentec) withdraw funds from the Derby and Sentec Reserve Account and the Grantor Trust, as sole stockholder, shall make a capital contribution to such corporation to pay any such expenses. If it would be consistent with the standard of care, the Servicer may cause funds in the Reserve Fund (but, in the case of Derby and Sentec, only if the Derby and Sentec Reserve Account has been exhausted) to be contributed as capital by the Grantor Trust to Derby, Saber and Sentec to pay expenses for which funds are not otherwise available; provided, however, that the Servicer shall not make a capital contribution (from the Reserve Fund or otherwise) to pay the expenses of any of Derby, Saber or Sentec if in accordance with the standard of care, the Servicer determines that it is not in the Grantor Trust's interest to pay such expenses. In no event shall the Grantor Trust pay expenses of Derby, Saber or Sentec directly (as opposed to making a capital contribution to such corporation to enable it to make such payment).

                  (f) If the consent of Derby, Saber or Sentec is required in connection with its Master Lease or Underlying Lease or the related Property, the Grantor Trust Trustee and the Servicer, on behalf of the Grantor Trust as the sole stockholder of each of Derby, Sentec and Saber, shall cause such corporation to take the appropriate actions as are consistent with the standard of care and in the interests of the Grantor Trust, as sole stockholder of such corporation, provided that the Grantor Trust Trustee and the Servicer, on behalf of the Grantor Trust as the sole stockholder of each of Derby, Sentec and Saber, shall not consent to the termination of its Master Lease or the Underlying Lease, the dissolution or sale of the Sandwich Corporation's interest in its Master Lease and the Underlying Lease, without the consent of the T-2 Holder.

                  (g) The Grantor Trust  Trustee and the Servicer,  on behalf of the Grantor Trust as the sole stockholder of each of Derby, Sentec and Saber, shall cause each of Derby, Saber and Sentec to (i) file tax returns, (ii) maintain separate corporate books and records and observe all corporate formalities (including obtaining consent of the sole stockholder electing the director and consent of the sole director authorizing all matters for which action of such director is necessary or advisable, at least annually), (iii) make filings necessary to remain in good standing in the jurisdiction of its incorporation and in each jurisdiction in which it is qualified to do business,
(iv) comply in all respects with the provisions of such corporation's Certificate of Incorporation and By-laws, and (v) take all steps to recover any amounts payable to such corporation under its Underlying Lease.

                  (h) In the circumstances described in Section 4.05(l) the GT Collateral Agent shall transfer ownership of the stock of Derby, Sentec or Saber to the T-2 Holder or its affiliate or nominee, but the GT Collateral Agent shall retain physical possession of such stock as pledged stock pursuant to the Reserve Fund Pledge Agreement and, upon request, the T-2 Holder or its affiliate or nominee, whichever is applicable, shall deliver a written confirmation of such pledge to the GT Collateral Agent.

                  (i) The Servicer, on behalf of the Grantor Trust, as sole stockholder, shall request that the sole director cause the dissolution of each of Derby, Sentec and Saber, as applicable, upon termination of the related
Underlying Lease to which such corporation is a party and payment to such corporation of all amounts due to it thereunder and payment by such corporation of all of its obligations and liabilities.

                                    ARTICLE V

                         THE GRANTOR TRUST CERTIFICATES

                  SECTION 5.01 The Grantor Trust T-1 Certificate; The Grantor Trust T-2 Certificates.

                  (a) On the Closing Date, the Grantor Trust shall, upon satisfaction of the conditions set forth in Section 2.04 hereof, issue to the REMIC Trustee a single Grantor Trust T-1 Certificate, which evidences a beneficial ownership interest in each Contract Receivable (other than the Contract Receivables listed on Exhibit B) consisting of (A) (i) the payments of principal and interest on such Contract Receivable scheduled to be made on or prior to the applicable T-1 Payment End Date set forth on Exhibit A hereto, (ii) the portion of each prepayment of each such Contract Receivable that is allocable to such scheduled payments (other than interest not yet accrued as of the date of prepayment) in accordance with Section 6.03 hereof, (iii) the portion of the Repurchase Price and Cure Amounts paid under Section 3.02 and the purchase price paid under Section 4.10 of each such Contract Receivable that is allocable to the Grantor Trust T-1 Certificate in accordance with Section 6.03(h), (l) or (m) hereof, (iv) the Net Liquidation Proceeds of each such
Contract Receivable up to the amount of the unpaid balance of the payments described in clause (i) and (v) hereof (other than interest which has not yet accrued as of the date of determination), (v) the portion of each payment of a Prepayment Deficiency Amount (other than the Existing Prepayment Deficiency Amounts for the Pinole Contract Receivable and the Jacway Contract Receivable) on each such Contract Receivable allocable to the Grantor Trust T-1 Certificate in accordance with Section 6.03 hereof, (B) the rights under the Subordinate Mortgage (which shall be senior to the rights of the Grantor Trust T-2 Certificates) and Pledge Agreement (if any), and the Paying Agent Agreement (and Collateral Account) and any other instruments securing such Contract Receivable, the proceeds thereof and the property acquired pursuant thereto, and (C) any other payment on such Contract Receivable allocated by the specific terms of this Agreement to the Grantor Trust T-1 Certificate.

                  (b) On the Closing Date, the Grantor Trust shall, upon satisfaction of the conditions set forth in Section 2.05 hereof, issue to the T-2 Holder one or more Grantor Trust T-2 Certificates, which evidences a beneficial ownership interest (i) in each Contract Receivable (other than the Contract Receivables listed on Exhibit B) consisting of (a) the payments of principal and interest on such Contract Receivable (other than the CRPSP Payment) scheduled to be made after the applicable T-1 Payment End Date set forth on Exhibit A hereto, (b) the portion of each prepayment of such Contract Receivable that is allocable to such scheduled payments (including to the CRPSP Payment) pursuant to Section 6.03 hereof, (c) the Net Liquidation Proceeds of such Contract Receivable in excess of the amount allocated to the Grantor Trust T-1 Certificate, (d) the portion of the Repurchase Price and Cure Amounts paid under Section 3.02 and the portion of any purchase price paid under Section 4.10 of such Contract Receivable in each case in excess of the amounts allocated to the Grantor Trust T-1 Certificate pursuant to Section 6.03(h), (l) or (m), (e) the portion of each payment of a Prepayment Deficiency Amount on such Contract Receivable not allocable to the Grantor Trust T-1 Certificate in accordance with
Section 6.03 hereof, and (f) subject to the superior rights of the Grantor Trust T-1 Certificate as described in Section 5.01(a)(iv), the rights under the Subordinate Mortgage and Pledge Agreement (if any) (or under the pledge of an undivided fractional interest in the First Mortgage Notes securing the Utex
Note) and the Paying Agent Agreement (and Collateral Account) and any other instruments securing such Contract Receivable, the proceeds thereof and the property acquired pursuant thereto, (ii) all payments (including payments of a Prepayment Deficiency Amount), prepayments, Net Liquidation Proceeds and Cure Amounts of the Contract Receivables listed on Exhibit B attached hereto, (iii) all payments (including payments of a Prepayment Deficiency Amount), prepayments and Net Liquidation Proceeds of Contract Receivables (or portions thereof) following their repurchase pursuant to Section 3.02, (iv) with respect to the Contract Receivables described in clause (ii) and (iii) hereof, all rights under the related Subordinate Mortgage and Pledge Agreement (if any), and the Paying Agent Agreement (and Collateral Account) and any other instruments securing such Contract Receivable, the proceeds thereof and the property acquired pursuant thereto, (v) all distributions on and proceeds of the capital stock of Derby, Saber and Sentec, the Derby and Sentec Reserve Account and the Sandwich Reserve Fund, and (vi) any other payment on a Contract Receivable allocated by the specific terms of this Agreement to the Grantor Trust T-2 Certificates.

                  (c) The Grantor Trust T-1 Certificate shall be substantially in the form set forth in Exhibit F and each Grantor Trust T-2 Certificate shall be substantially in the form set forth in Exhibit G and shall, upon original issue, be executed by manual or facsimile signature of the Grantor Trust Trustee by a duly authorized signatory and delivered to or upon the order of the Seller. The Grantor Trust Certificates shall be authenticated by manual signature on behalf of the Grantor Trust Trustee by a duly authorized signatory of the Grantor Trust Trustee. Grantor Trust Certificates bearing the signatures of individuals who were at any time the proper officers of the Grantor Trust Trustee shall bind the Grantor Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Grantor Trust Certificates or did not hold such offices at the date of such Grantor Trust Certificates. No Grantor Trust Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Grantor Trust Certificate has been authenticated by manual signature in accordance with this Section, and such signature upon any Grantor Trust Certificate shall be conclusive evidence, and the only evidence, that such Grantor Trust Certificate has been duly authenticated and delivered hereunder. All Grantor Trust Certificates shall be dated the date of their authentication.

                  SECTION 5.02 Delivery and Transferability of Grantor Trust Certificates. The Grantor Trust Trustee shall deliver, simultaneously with the sale, assignment and transfer to the Grantor Trust of the Contract Receivables, the constructive delivery to the Grantor Trust Trustee of the Contract Receivable Files and the constructive delivery to the Grantor Trust Trustee of the capital stock of Derby, Sentec and Saber, Grantor Trust Certificates duly executed and authenticated by the Grantor Trust Trustee, on behalf of the Grantor Trust, and evidencing the entire ownership of the Grantor Trust.

                  The Seller and the Affiliated Sellers hereby designate the REMIC Trustee, on behalf of the Trust, to be the recipient of the Grantor Trust T-1 Certificate and the T-2 Holder to be the recipient of all the Grantor Trust T-2 Certificates. Pursuant to the terms of the Reserve Fund Pledge Agreement, the Grantor Trust T-2 Certificates shall be registered in the name of BT, as Collateral Agent.

                  No  transfer,  pledge,  exchange,  assignment  or  sale of any
Grantor  Trust  T-2  Certificates  shall be  permitted,  and the  Grantor  Trust
Certificate Registrar shall not register any such sale, pledge, transfer, exchange or assignment, unless (i) the Grantor Trust Trustee receives an Opinion of Counsel in form and substance acceptable to the Servicer and the Grantor Trust Trustee that such transfer or sale (a) is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, (b) will not adversely affect the status of the assets of the Trust as to which a REMIC election is made as a REMIC and (c) will not adversely affect the status of the Grantor Trust as a grantor trust under subpart E, part I of subchapter J of the Code, (ii) the Rating Agency Condition is satisfied (iii) such transfer is made subject to the Reserve Fund Indemnity Agreement, the Repurchase Reserve Fund Indemnity Agreement, the Reserve Fund Pledge Agreement and the Repurchase Reserve Fund Pledge Agreement, and (iv) the transferee certifies, represents and warrants that it is, and for so long as it is a holder of a Grantor Trust T-2 Certificate, will be, a "United States Person" as defined in Section 7701(a)(30) of the Code; provided, however, that the foregoing restrictions (other than clause (i)(a)) shall be applicable only during such time as the Offered Certificates are outstanding. No transfer, pledge, exchange, assignment or sale of the Grantor Trust T-1 Certificate shall be permitted, and the Grantor Trust Certificate Registrar shall not register any such sale, pledge, transfer, exchange or assignment, unless (i) the Grantor Trust Trustee receives an Opinion of Counsel that such transfer or sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and (ii) prior to the REMIC Liquidation Date, the transferee is a successor REMIC Trustee or, pursuant to
Section  10.03(b)  of  the  Pooling  Agreement,   the  holder  of  the  Class  R
Certificate.

                  No transfer of a Grantor Trust T-2 Certificate may be made to an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, a plan described in Section 4975(e)(1) of the Code, or any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (other than an "insurance company general account" as defined in Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995); provided that neither the insurance company nor an affiliate thereof is an insurer or servicer with respect to the Trust or the Grantor Trust).

                  The Grantor Trust Certificates shall bear legends to the effect set forth in the preceding two paragraphs.

                  SECTION 5.03 Registration of Transfer and Exchange of Grantor Trust Certificates. The Grantor Trust Trustee shall appoint a "Grantor Trust Certificate Registrar" which shall maintain a "Grantor Trust Certificate Register" in which, subject to such reasonable regulations as it may prescribe, the Grantor Trust Certificate Registrar shall provide for the registration of Grantor Trust Certificates and of transfers and exchanges of Grantor Trust Certificates as herein provided. BT is hereby appointed (without additional compensation) as the Grantor Trust Certificate Registrar for the purpose of registering the Grantor Trust Certificates and transfers and exchanges of Grantor Trust Certificates as herein provided. In performing such duties, the Grantor Trust Certificate Registrar shall have the same benefit of the provisions of this Agreement as the Grantor Trust Trustee would have if it were itself performing such duties. The appointment of the Grantor Trust Certificate Registrar may be terminated without cause by the Grantor Trust Trustee upon written notification to the Grantor Trust Certificate Registrar, and the Grantor Trust Trustee shall give such notice upon receipt of written instructions from the REMIC Trustee and the Majority-in-Interest of the Grantor Trust T-2 Certificates. If such appointment is terminated, the Grantor Trust Trustee shall serve, without additional compensation, as the Grantor Trust Certificate Registrar until the appointment of, and acceptance by, an Eligible Institution (the compensation of which shall be payable from the Servicing Fee) as successor Grantor Trust Certificate Registrar. The Grantor Trust Trustee shall have all authority and power of the Grantor Trust Certificate Registrar under this Agreement until a successor Grantor Trust Certificate Registrar accepts the appointment by the Grantor Trust Trustee. The Grantor Trust Certificate Registrar shall give the Servicer prompt written notice of any change in the holders of the Grantor Trust Certificates. The Grantor Trust Trustee shall give prompt written notice to the holders of the Grantor Trust Certificates and the Servicer of any change in the Grantor Trust Certificate Registrar.

                  Subject to Section 5.02 upon  surrender  for  registration  or transfer of any Grantor Trust Certificate at the office or agency maintained pursuant to Section 5.07, the Grantor Trust Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Grantor Trust Certificates. Subject to Section 5.02 at the option of a holder of the Grantor Trust Certificate, Grantor Trust Certificates may be exchanged for other like Grantor Trust Certificates at such office or agency in denominations equal to at least a 1% Percentage Interest. Whenever any Grantor Trust Certificates are so surrendered for exchange, the Grantor Trust Trustee shall authenticate, execute and deliver the Grantor Trust Certificates which the holder of the Grantor Trust Certificate making the exchange is entitled to receive. Every Grantor Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Grantor Trust Trustee and the Grantor Trust Certificate Registrar duly executed by the holder. Each Grantor Trust Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Grantor Trust Trustee.

                  No service charge shall be made to a holder of the Grantor Trust Certificate for any registration of transfers or exchange of Grantor Trust Certificates, but the Grantor Trust Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Grantor Trust Certificates.

                  All Grantor Trust Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Grantor Trust Trustee.

                  SECTION 5.04 Mutilated, Destroyed, Lost, or Stolen Grantor Trust Certificates. If (a) any mutilated Grantor Trust Certificate shall be surrendered to the Grantor Trust Trustee, or if the Grantor Trust Trustee and the Grantor Trust Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Grantor Trust Certificate and (b) there shall be delivered to the Grantor Trust Trustee and the Grantor Trust Certificate Registrar such security or indemnity as may require to save each of them harmless, then in the absence of notice that such Grantor Trust Certificate shall have been acquired by a bona fide purchaser, the Grantor Trust Trustee on behalf of the Grantor Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Grantor Trust Certificate, a new Grantor Trust Certificate bearing a number not contemporaneously outstanding. In connection with the issuance of any new Grantor Trust Certificate under this Section 5.04, the Grantor Trust Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  SECTION 5.05 Persons Deemed Owners. Prior to due presentation of a Grantor Trust Certificate for registration of transfer, the Servicer, the Seller, the Grantor Trust Trustee, the Grantor Trust Paying Agent and the
Grantor Trust Certificate Registrar may treat the Person in whose name any Grantor Trust Certificate shall be registered as the owner of such Grantor Trust Certificate for the purpose of receiving distributions pursuant to Section 6.03, 6.05, 6.07 and 6.08 and for all other purposes whatsoever; none of the Servicer, the Seller, the Grantor Trust Trustee, the Grantor Trust Certificate Registrar, the Grantor Trust Paying Agent or any agent of the Servicer, the Seller, the Grantor Trust Trustee, the Grantor Trust Paying Agent or the Grantor Trust Certificate Registrar shall be bound by any notice to the contrary.

                  SECTION  5.06 Access to List of Name and  Addresses of Holders
of the Grantor Trust Certificates. The Grantor Trust Certificate Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Grantor Trust Certificate Registrar of a request therefor from the Servicer in writing, in such form as the Servicer may reasonably require, a list of the names and addresses of the holders of the Grantor Trust Certificates as of the most recent Record Date. If any holder of a Grantor Trust Certificate applies in writing to the Grantor Trust Trustee (provided such holder (i) states that it wishes to communicate with other holders of the Grantor Trust Certificates with respect to their rights under this Agreement or under the Grantor Trust Certificates, and (ii) provides the Grantor Trust Trustee and Servicer with a copy of the proposed communication), then the Grantor Trust Trustee shall, within fifteen Business Days after the receipt of such application, obtain from the Grantor Trust Certificate Registrar, and afford such holder access during normal business hours to, the current list of holders of the Grantor Trust Certificates. If such list is as of a date more than 90 days prior to the date of receipt of such holder's request, the Grantor Trust Trustee shall promptly request from the Grantor Trust Certificate Registrar a current list as provided above, and shall afford such holder access to such list promptly upon receipt. The Grantor Trust Trustee shall have no obligation to evaluate the communication that such holder proposes to submit. Each holder of a Grantor Trust Certificate, by receiving and holding a Grantor Trust Certificate, shall be deemed to have agreed to hold neither the Servicer, the Grantor Trust Trustee nor the Grantor Trust Certificate Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 5.07 Maintenance of Office or Agency. The Grantor Trust Certificate Registrar shall maintain an office or offices or agency or agencies where Grantor Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Grantor Trust Trustee in respect of the Grantor Trust Certificates and this Agreement may be served. The Grantor Trust Certificate Registrar initially designates its office at Four Albany Street, New York, New York 10006 as its office for such purposes. The Grantor Trust Certificate Registrar shall give prompt written notice to the Grantor Trust Trustee of any change in the location of such office or agency.

                  SECTION 5.08  Appointment  of Grantor Trust Paying Agent.  The
Grantor Trust Trustee is empowered to appoint a "Grantor Trust Paying Agent" for the purpose of making distributions to holders of the Grantor Trust Certificates; provided, that prior to any such appointment (other than the initial appointment of BT as Grantor Trust Paying Agent) the Grantor Trust Trustee shall first have received a letter from the Rating Agency to the effect that the appointment of such Grantor Trust Paying Agent will not, in and of itself, result in the qualification, reduction or withdrawal of the rating then assigned to the Certificates by such Rating Agency. BT is hereby initially appointed as Grantor Trust Paying Agent (without additional compensation). If such appointment is terminated, the Grantor Trust Trustee shall serve, without additional compensation, as the Grantor Trust Paying Agent until it appoints a successor Grantor Trust Paying Agent which is an Eligible Institution (the compensation of which shall be payable from the Servicing Fee) and shall have all authority and power of the Grantor Trust Paying Agent under this Agreement until a successor Grantor Trust Paying Agent is appointed by the Grantor Trust Trustee. The Grantor Trust Trustee shall require the Grantor Trust Paying Agent (if other than the Grantor Trust Trustee) to agree in writing that all amounts held by it for payment hereunder will be held in trust for the benefit of the holders of the Grantor Trust Certificates and that it will notify the Grantor Trust Trustee of any failure by the Servicer to make funds available to the Grantor Trust Paying Agent for the payment of amounts due on the Grantor Trust Certificates. On and after the REMIC Liquidation Date, in respect of each Distribution Date, the Servicer on behalf of the Grantor Trust Trustee shall, by 11:00 A.M. (New York City time) on each Distribution Date, transfer to the Grantor Trust Paying Agent for the purposes of this Section 5.08, funds sufficient to make the distribution to holders of the Grantor Trust Certificates pursuant to this Section 5.08.


                                   ARTICLE VI

                    DEPOSITS AND WITHDRAWALS; DISTRIBUTIONS;
            STATEMENTS TO HOLDERS OF THE GRANTOR TRUST CERTIFICATES;
                      SERVICING AND GRANTOR TRUST EXPENSES

                  SECTION 6.01 Deposit of Funds on Closing Date.

                  (a) The Servicer shall deposit into the Collection Account all payments due and received on the Contract Receivables on Exhibit A on or after the Cut-off Date to the Closing Date and shall deposit into the Reserve Fund all payments due and received on the Contract Receivables on Exhibit B on and after the Cut-Off Date to the Closing Date.

                  (b) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall deposit with the GT Collateral Agent into the Repurchase Reserve Fund, from the proceeds of the sale of the Certificates, an amount equal to $10,650,000.

                  (c) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall deposit into the Recordation Escrow Account out of the proceeds of the sale of the Certificates, an amount equal to $9,415,190.

                  (d) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall deposit into the Rating Agency Reserve Fund out of the proceeds of the sale of the Certificates, an amount equal to $150,000.

                  (e) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall deposit into the Derby and Sentec Reserve Account out of the proceeds of the sale of the Certificates, an amount equal to $150,000, and shall make therefrom on the Closing Date on behalf of the Grantor Trust capital contributions in the amount of $10,000 and $10,000 to Derby and Sentec.

                  (f) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall deposit into the Sub-account out of the proceeds of the sale of the Certificates, an amount equal to $263,741.

                  (g) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall deposit into the Sandwich Reserve Fund out of the proceeds of the sale of the Certificates an amount equal to $915,000.

                  (h) On the Closing Date, the Servicer on behalf of the Grantor Trust Trustee shall pay, at the direction of the Seller, $1,500,000 out of the proceeds of the offering to third parties specified by the Seller, in payment of expenses related to the offering.

                  SECTION 6.02 Withdrawals of Funds from the Recordation Escrow Account. On or after the applicable dates set forth on Exhibit K hereto, the Servicer shall withdraw from the Recordation Escrow Account and pay to the Seller the amount set forth on Exhibit K (and, together with the final such payment to the Seller, the net investment income earned on the Recordation Escrow Account) for each Contract Receivable listed thereon, upon receipt by the Servicer of a certificate (the "Release Certificate") from the Seller, in the form of Exhibit Y, that to its knowledge there has been no petition for relief under Title 11 of the United States Code filed by or against the Obligor thereunder within 91 days after the recording of such Subordinate Mortgage. If the Release Certificate with respect to a Contract Receivable is not received within 30 days after the applicable date set forth on Exhibit K, (i) the related amount set forth on Exhibit K shall be transferred by the Servicer from the Recordation Escrow Account (with the portion thereof allocable in accordance with Section 6.03(o) to the Grantor Trust T-1 Certificate deposited into the Collection Account and the portion thereof allocable in accordance with Section 6.03(o) to the Grantor Trust T-2 Certificates deposited in the Reserve Fund)
(ii) the Seller shall be deemed to have repurchased each Contract Receivable with respect to which it did not deliver the Release Certificate, (iii) the Servicer and the Grantor Trust Trustee shall execute such documents as are presented to it by the Seller and are reasonably necessary to convey the repurchased Contract Receivable to the Seller, including assignments of such Contract Receivable and the related Subordinate Mortgage, and (iv) all payments due and received on or after the Cut-off Date on such Contract Receivable shall be paid to, and be the sole property of, the Seller.

                  SECTION 6.03      Collections.

                  (a) Prior to the REMIC Liquidation Date, the Servicer shall deposit into the Collection Account on the Business Day following the receipt thereof by the Paying Agent or, if a payment is made directly to the Servicer, as promptly as practicable (and not later than the next Business Day) following the receipt thereof by the Servicer, each T-1 Allocable Payment received in respect of a Contract Receivable.

                  (b) Prior to the REMIC Liquidation Date, the Servicer shall deposit into the Reserve Fund on the Business Day following the receipt thereof by the Paying Agent or, if a payment is made directly to the Servicer, as promptly as practicable (and not later than the next Business Day) following the receipt thereof by the Servicer, each T-2 Allocable Payment (except that distributions by Derby, Sentec and Saber shall be applied pursuant to Section 6.09) received in respect of a Contract Receivable.

                  (c) On and after the REMIC Liquidation Date, the Servicer shall deposit into the Grantor Trust Collection Account, as promptly as practicable (and not later than the next Business Day) following the receipt thereof by the Servicer, any and all amounts received in respect of the Contract Receivables or the other assets of the Grantor Trust (including the capital stock of Derby, Saber and Sentec).

                  (d) When the Servicer receives a scheduled payment on any of the Contract Receivables (other than the Contract Receivables identified on Exhibit B), it shall determine whether the payment was scheduled to be made on or prior to the applicable T-1 Payment End Date, in which case the payment is a T-1 Allocable Payment and the Servicer shall deposit the payment in the Collection Account; alternatively, if the Servicer determines that the payment was scheduled to be made after the applicable T-1 Payment End Date, the payment is a T-2 Allocable Payment and the Servicer shall deposit the payment in the Reserve Fund.

                   (e) If there is a prepayment, in whole or in part (in such case, determined on a Property-by-Property basis), of a Contract Receivable (other than a Contract Receivable listed on Exhibit B attached hereto or a Contract Receivable or portion thereof which has been repurchased pursuant to
Section 3.02), the Servicer shall allocate the prepayment between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates (except that any portion of such prepayment which, in accordance with the Note, is to be applied to a Prepayment Deficiency Amount, shall be allocated in accordance with subparagraph (f) or (p), as applicable), so that there shall be deposited in the Collection Account the portion of the prepayment which (pursuant to the terms of the Contract Receivable (as clarified by the Supplemental Agreement)) is applied to payments which had been scheduled to be made on the Contract Receivable on or prior to the applicable T-1 Payment End Date (other than interest which has not yet accrued as of the date of the prepayment) and the remainder of the prepayment shall be deposited in the Reserve Fund.

                  (f) If, upon prepayment of a Contract Receivable by a Multiple Property Obligor as a result of a Schedule C Event or the exercise of a Purchase Option, a Prepayment Deficiency Amount results, the amount of the Prepayment Deficiency Amount shall be determined in accordance with the Note and the Servicer shall allocate the beneficial interest in the Prepayment Deficiency Amount between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates as follows: the amount of the beneficial interest in the Prepayment Deficiency Amount allocable to the Grantor Trust T-1 Certificate shall be equal to the excess of (A) all payments scheduled to be made on the Contract Receivable on or prior to the T-1 Payment End Date (which, immediately prior to the prepayment, have not yet been made) over (B) the sum of (i) the amount of the proceeds of the prepayment deposited in the Collection Account as the result of the prepayment and (ii) any Loss allocable to the Grantor Trust T-1 Certificate as a result of the prepayment determined pursuant to Sections 6.05(c) and (d) herein. The amount of the beneficial interest in the Prepayment Deficiency Amount allocable to the Grantor Trust T-2 Certificates shall equal the amount not allocated to the Grantor Trust T-1 Certificate. The Servicer shall allocate any payments to be applied to the Prepayment Deficiency Amount in accordance with the Note and shall allocate all such payments first to the Grantor Trust T-1 Certificate until the amount of its beneficial interest is satisfied and the remainder of such payments shall be allocated to the Grantor Trust T-2 Certificates. Amounts so allocated shall be deposited in the Collection Account and the Reserve Fund, respectively.

                  (g) Except as provided in subparagraphs (i), (j) and (k) hereof and Section 4.10 hereof, if a Contract Receivable becomes a Defaulted Contract Receivable, the Net Liquidation Proceeds thereof shall be allocated by the Servicer to the Grantor Trust T-1 Certificate and deposited into the Collection Account until the payments scheduled to be made on such Contract Receivable (other than interest which has not accrued as of the date of determination) on or prior to the applicable T-1 Payment End Date (and the portion of any Prepayment Deficiency Amount allocable to the Grantor Trust T-1 Certificate) have been paid in full and any remaining amounts shall be allocated to the Grantor Trust T-2 Certificates and deposited into the Reserve Fund. Liquidation Proceeds received after a Contract Receivable becomes a Liquidated Contract Receivable, including the net rental income and sales proceeds of Foreclosed Property, also will be allocated in accordance with the preceding sentence (except as provided in subparagraphs (i), (j) and (k) hereof and Section 4.10 hereof).

                  (h) If a Contract Receivable (or portion thereof) is repurchased pursuant to Section 3.02, the Repurchase Price shall be allocated by the Servicer to the Grantor Trust T-1 Certificate so that the same amount is deposited in the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, in the, Certificate Account) which would have been allocated to the Grantor Trust T-1 Certificate if the related Contract Receivable (or the portion thereof) had been prepaid voluntarily on the Repurchase Date at the Discounted Pay Off Amount plus any Prepayment Deficiency Amount (or, if the breach affects less than all of the Properties of a Multiple Property Obligor, at the Allocated DPO Amount and any Prepayment Deficiency Amount for the affected Property or Properties only), and any remaining amount shall be allocated to the Grantor Trust T-2 Certificates and deposited into the Reserve Fund. Any Cure Amounts paid pursuant to Section 3.02 shall be allocated by the Servicer (i) to the Grantor Trust T-1 Certificate and deposited in the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, in the Certificate Account) to the extent paid in respect of a Material Breach affecting T-1 Allocable Payments (or with respect to an Underlying Lease or First Mortgage Note which materially adversely affects T-1 Allocable Payments) and (ii) to the Grantor Trust T-2 Certificates and deposited in the Reserve Fund to the extent paid in respect of a Material Breach affecting T-2 Allocable Payments (or with respect to an Underlying Lease or First Mortgage Note which materially adversely affects T-2 Allocable Payments), or a Cure Amount payable pursuant to the second paragraph of Section 3.02(a).

                  (i) Each Debt Service Draw Amount transferred from the Reserve Fund or from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09) to the Certificate Account shall be treated as if a scheduled payment on the Contract Receivable allocated on Exhibit A to the Grantor Trust T-1 Certificate (or, if the Debt Service Draw Amount was made to pay a Prepayment Deficiency Amount or to pay a deficiency in Net Liquidation Proceeds, as if a payment of such Prepayment Deficiency Amount or such deficiency) was received by the Grantor Trust T-1 Certificate. If such scheduled payment on the Contract Receivable (or such payment of the Prepayment Deficiency Amount or a payment of Net Liquidation Proceeds) is subsequently received, it shall be deposited into the Reserve Fund by the Servicer in reimbursement of the Debt Service Draw Amount.

                  (j) As shown on Exhibit B attached hereto, the Grantor Trust T-1 Certificate does not evidence any interest in the Contract Receivables of Bessomac, Taber, Cenland Associates Limited Partnership, Leyden and Sharrotts Associates Limited Partnership and the Utex Note. The Servicer shall deposit all payments (including payments on a Prepayment Deficiency Amount), prepayments, Cure Amounts and Net Liquidation Proceeds received on these Contract Receivables in the Reserve Fund.

                  (k) The Servicer shall deposit into the Reserve Fund all payments (including payments on a Prepayment Deficiency Amount), prepayments and Net Liquidation Proceeds received on any Contract Receivable (or portion thereof) following its repurchase pursuant to Section 3.02 as a result of a Material Breach.

                  (l) If a Contract Receivable is purchased pursuant to Section 4.10(a), the purchase price shall be allocated by the Servicer to the Grantor Trust T-1 Certificate and deposited in the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, in the Certificate Account); provided that, if a Directing Holders' Rejectable Offer Deposit was made for any Property, the amount allocated to the Grantor Trust T-1 Certificate in respect of such Property shall be the amount which would have been allocated to it if the Contract Receivable had been prepaid at the related Schedule C Prepayment Amount calculated as of the date on which the Directing Holders' Rejectable Offer Deposit was made, and any remaining amount shall be allocated to the Grantor Trust T-2 Certificates and deposited in the Reserve Fund.

                  (m) If a Contract Receivable is purchased pursuant to Section 4.10(b), the Purchase Price shall be allocated by the Servicer to the Grantor Trust T-1 Certificate so that the same amount is deposited in the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, in the Certificate Account) which would have been allocated to the Grantor Trust T-1 Certificate if the Contract Receivable had been prepaid at the Schedule C Prepayment Amount calculated as of the date on which the Directing Holders' Rejectable Offer Deposit was made, and any remaining amount shall be allocated to the Grantor Trust T-2 Certificates and deposited in the Reserve Fund.

                  (n) In the event of a partial prepayment of a Contract Receivable (except to the extent that, in accordance with the Note, such partial prepayment is applied to a Prepayment Deficiency Amount, in which event the portion of such prepayment applied to the Prepayment Deficiency Amount shall be allocated between the Grantor Trust Certificates in accordance with Section 6.03
(f) or (p), as applicable),

                           (i)  by  payment  of  Excess  Superior  Amounts,  the
         Servicer shall in consultation with the T-2 Holder (provided that the advice of the T-2 Holder shall not be binding on the Servicer) (i) apply such prepayment in accordance with the Note (as clarified by the Supplemental Agreement) and allocate such prepayment to the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates in accordance with Section 6.03(a), (ii) change its records to reflect that the principal balance, accrued interest and each future scheduled payment on the Note (and the beneficial interest of the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates therein) have been reduced in accordance with the applicable provisions of the Note (as clarified by the Supplemental Agreement), (iii) apply all future payments and prepayments on such Note, and allocate such payments and prepayments between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates, in accordance with the revised Payment Schedule, and (iv) revise the T-1 Payment End Date on Exhibit A for such Contract Receivable to the extent required such that the sum of the portion of such prepayment allocated to the Grantor Trust T-1 Certificate and the remaining scheduled T-1 Allocable Payments (immediately following the adjustment to the Payment Schedule to reflect such prepayment) shall not exceed the scheduled T-1 Allocable Payments immediately prior to such prepayment.

                           (ii) by a Multiple Property Obligor (other than by payment of Excess Superior Amounts), the Servicer shall, in consultation with the T-2 Holder (provided that the advice of the T-2 Holder shall not be binding on the Servicer), (i) apply such prepayment in accordance with Section 6.03(e) hereof and the Note (as clarified by the Supplemental Agreement), (ii) change its records to reflect that the principal balance, accrued interest and each future scheduled payment on the Note (and the beneficial interest of the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates therein) have been reduced in accordance with the applicable provisions of the Note (as clarified by the Supplemental Agreement) and this Agreement, and
         (iii) apply all future payments and prepayments on such Note, and allocate such payments and prepayments between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates, in accordance with the revised Payment Schedule; provided, however, that if such prepayment results in a Prepayment Deficiency Amount the provisions of
         Section 6.03(f) also shall be applicable.

                  (o) If any amount is transferred from the Recordation Escrow Account as a result of the failure of the Seller to deliver a Release Certificate pursuant to Section 6.02, the amount thereof allocable to the Grantor Trust T-1 Certificate shall be the same amount which would have been allocable to it if the Contract Receivable had been prepaid voluntarily at the Allocated DPO Amount and such amount shall be deposited into the Collection Account and any remaining amounts shall be allocated to the Grantor Trust T-2 Certificates and deposited into the Reserve Fund.

                  (p) As of the Closing Date, certain of the Contract Receivables have Existing Prepayment Deficiency Amounts. Each payment by the related Obligor of such Existing Prepayment Deficiency Amount (i) in the case of the Pinole Contract Receivable and the Jacway Contract Receivable, shall be a T-2 Allocable Payment and be deposited into the Reserve Fund, and (ii) in the case of the Bedcar Contract Receivable and the Dalcin Contract Receivable, shall be allocated to the Grantor Trust T-1 Certificate (and deposited into the Collection Account) until the amount of payments allocated to the Grantor Trust T-1 Certificate in respect of each such Existing Prepayment Deficiency Amount is equal to the amount on Exhibit Z hereto, and any subsequent payments shall be allocated to the Grantor Trust T-2 Certificates (and deposited into the Reserve
Fund).

                  (q) If the Trust is liquidated and the assets of the Grantor Trust are sold or liquidated in accordance with Section 4.03, or if a Contract Receivable is sold pursuant to 4.05(k)(ii), (A) the net proceeds of the sale or liquidation of the Contract Receivables (or related Foreclosed Property or other proceeds thereof) in which the Grantor Trust T-1 Certificate has an interest shall be allocated between the Grantor Trust T-1 Certificate (and deposited into the Collection Account or, after the Transfer Date, into the Certificate Account) and the Grantor Trust T-2 Certificates (and deposited into the Reserve
Fund) (i) in the case of any Defaulted Contract Receivable or Liquidated Contract Receivable, in accordance with Section 6.03(g), and (ii) in the case of all other Contract Receivables, in accordance with Section 6.03(e) as if a voluntary prepayment had been received on the Contract Receivable in an amount equal to the net proceeds of such sale or liquidation, and (B) the proceeds of the sale of all other assets of the Grantor Trust shall be deposited into the Reserve Fund.

                  (r) In the case of a Multiple Property Obligor, (i) the principal, accrued interest and current interest on the Contract Receivable allocable to each Property that it owns shall, in accordance with the terms of the Contract Receivable, be equal to the Allocable Fraction multiplied by the principal, accrued interest and current interest on the Contract Receivable (excluding any Prepayment Deficiency Amount), and (ii) the Servicer shall determine the interest of the Grantor Trust T-1 Certificate in the principal, accrued interest and current interest allocable to each such Property by multiplying (x) the Allocable Fraction applicable to such Property, by (y) the accrued interest, the current interest and the principal on such Contract Receivable (other than any Prepayment Deficiency Amount) which is allocable to the Grantor Trust T-1 Certificate. If a Schedule C Event or Purchase Option occurred with respect to such Property resulting in a Prepayment Deficiency Amount, the allocation of the Prepayment Deficiency Amount between the Grantor Trust Certificates shall be determined based on Section 6.03 (f) or (p) hereof.

                  SECTION 6.04 Servicing and Grantor Trust Expenses. On each Deposit Date, prior to paying any Debt Service Draw Amount, Repurchase Price or Cure Amount from the Reserve Fund or the Net Sandwich Investments, the Servicer shall withdraw funds from the Reserve Fund and (in accordance with the procedure set forth in Section 6.09) the Net Sandwich Investments, and pay to the Servicer the T-2 Share of the Servicing and Grantor Trust Expenses, and pay any Liquidation Expenses, Servicer Advances and Advancing Fees not paid from the Liquidation Proceeds of a Liquidated Contract Receivable. The Servicer shall, pursuant to the Pooling Agreement, pay to the Servicer the T-1 Share of the Servicing and Grantor Trust Expenses from the funds on deposit in the Certificate Account. Prior to each Distribution Date, and during a Collection Period, the Servicer may reimburse the Grantor Trust Trustee, the REMIC Trust Trustee and itself for any Grantor Trust Expense by withdrawing the T-1 Share thereof from the Collection Account and the T-2 Share thereof from the Reserve Fund. In such event, the Servicer shall use the calculation of the T-1 Share and the T-2 Share from the immediately preceding Collection Period; provided, however, that, at the end of the Collection Period the Servicer shall determine the T-1 Share and the T-2 Share for such Collection Period and make the appropriate adjustments to the Reserve Fund and the Collection Account with respect to the Grantor Trust Expenses withdrawn during such Collection Period from the Collection Account and the Reserve Fund.

                  To the extent that funds are not available from the sources described in the immediately preceding paragraph to pay the Servicer its Servicing Fee or Special Servicing Fee as and when due, BT hereby acknowledges and agrees that it shall nevertheless continue to perform its responsibilities and obligations in all of its capacities hereunder, under the Pooling Agreement and under the Contract Receivable Documents.

                  SECTION 6.05      Withdrawals from the Reserve Fund.

                  (a) On each Determination Date, the Servicer shall determine whether, on the subsequent Distribution Date, the Balance of the Reserve Fund, together with the Net Sandwich Investments, exceeds the sum of the Certificate Accreted Value plus one year's interest on such Certificate Accreted Value at the weighted average Pass-Through Rate, in which event the Servicer shall direct the Collateral Agent to distribute such excess (up to the Balance of the Reserve
Fund) on such Distribution Date to the holders of the Grantor Trust T-2 Certificates, pro rata, based upon their Percentage Interest. For this purpose, the Certificate Accreted Value will be calculated without taking into account any Allocated Losses in reduction of Accreted Value made on such Distribution Date and all prior Distribution Dates or the interest which would have accrued on the amount of such Allocated Losses from the date of such reduction to such Distribution Date at the applicable Pass-Through Rates, but taking into account all Accretion Amounts for such Distribution Date and all distributions in respect of Accreted Value made on such Distribution Date.

                  (b) On the first Distribution Date on or after the REMIC Liquidation Date, the Servicer shall direct the Collateral Agent to distribute, pro rata, based upon Percentage Interest, to the holders of the Grantor Trust T-2 Certificates all amounts or investments (in kind or in cash, at the election of a Majority-in-Interest of the holders of the Grantor Trust T-2 Certificates) then held in the Reserve Fund.

                  (c) On the Deposit Date preceding each Distribution Date after payment of the T-2 Share of the Servicing and Grantor Trust expenses and other expenses which, pursuant to this Agreement, are payable from the Reserve Fund, the Servicer shall direct the Collateral Agent to transfer funds from the Reserve Fund (or, if the Reserve Fund is not sufficient, from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09) pursuant to clause (f) hereof) to the Certificate Account in an amount (the "Debt Service Draw Amount") equal to the lesser of (A) the sum of the Balance of the Reserve Fund and the Net Sandwich Investments and (B) the "Losses" incurred during the preceding Collection Period. The "Losses" are the sum of the following:

                           (1) the portion of any scheduled payment of principal or interest constituting a T-1 Allocable Payment (or portion thereof) on a Contract Receivable which was due during the immediately preceding Collection Period but which has not been paid and is delinquent for a period of at least 30 days;

                           (2) an amount equal to the loss (as certified by the Servicer) allocable to the Grantor Trust T-1 Certificate upon a prepayment of a Contract Receivable in connection with a Schedule C Event or the exercise of a Purchase Option either by (i) a Single Property Obligor, (ii) a Multiple Property Obligor upon the disposition of the final Property encumbered by the related Subordinate Mortgage, or (iii) a Multiple Property Obligor, if a Prepayment Deficiency Amount results from such prepayment, but only to the extent that the Servicer certifies that (x) the aggregate amount which the holder of the Grantor Trust T-1 Certificate would have received with respect to the affected Property if there had been a voluntary partial prepayment of the Contract Receivable at the Allocated DPO Amount with respect to such affected Property (immediately prior to such Schedule C Event or the exercise of such Purchase Option) is more than the sum of the Prepayment Deficiency Amount allocable to the Grantor Trust T-1 Certificate and the prepayment received on such event or exercise and allocated to the Grantor Trust T-1 Certificate, and/or (y) it does not reasonably anticipate that the remaining Property or Properties will produce Excess Cash Flow or Excess Proceeds sufficient to pay the portion of the Prepayment Deficiency Amount allocable to the Grantor Trust T-1 Certificate (excluding the amount of any loss on such Contract Receivable determined under clause (x));

                           (3) an amount equal to the loss (as certified by the Servicer) allocable to the Grantor Trust T-1 Certificate if a Defaulted Contract Receivable is accelerated and a Remedial Proceeding is commenced by the Servicer, upon a certification by the Servicer that it does not reasonably anticipate that the amount of such loss will be satisfied out of Net Liquidation Proceeds, and

                           (4) the losses calculated pursuant to clauses (1) through (3) which were not paid (from the Reserve Fund or from the Net Sandwich Investments (in accordance with the procedure set forth in Section 6.09)) on any prior Deposit Date (together with simple interest thereon at the Pass-Through Rate of the Class D-1 Certificates (as defined in the Pooling Agreement) from the Deposit Date on which each such loss was to have been paid through the current Deposit Date).

                  (d) The Servicer shall  calculate the Loss described in clause
(c)(2)(i) or (ii) above as the excess, if any, of (i) the T-1 Allocated DPO Amount, over (ii) the amount of the actual prepayment which was allocated to the Grantor Trust T-1 Certificate. The Servicer shall calculate the Loss described in clause (c)(2)(iii)(x) above as the excess, if any, of (i) the T-1 Allocated DPO Amount, over (ii) the amount of the actual prepayment made; provided, however, that if there is a Loss in accordance with the immediately preceding clause of this Section 6.05(d) and if the amount of the actual prepayment made is less than the product of the T-1 Allocated DPO Amount multiplied by the DPO Fraction, the Loss will be equal to the excess, if any, of the T-1 Allocated DPO Amount over the product of the T-1 Allocated DPO Amount multiplied by the DPO
Fraction.   The  Servicer   shall   calculate  the  Loss   described  in  clause
(c)(2)(iii)(y) above as the excess, if any, of (i) the portion of the Prepayment Deficiency Amount allocable to the Grantor Trust T-1 Certificate, over (ii) the portion of the payments of Excess Cash Flow or Excess Proceeds theretofore received or that the Servicer anticipates that it will receive on the Prepayment Deficiency Amount for such Contract Receivable which are allocable to the Grantor Trust T-1 Certificate. The Servicer shall calculate the Loss described in clause (c)(3) above as the excess, if any, of (i) the T-1 Allocated DPO Amount, over (ii) the amount of Net Liquidation Proceeds received or which the Servicer reasonably anticipates it will receive.

                  For purposes of calculating the Loss, the Allocated DPO Amount shall be determined without regard to the 25% premium required to be paid by a Multiple Property Obligor if a partial prepayment is made at the option of the Obligor at the Allocated DPO Amount.

                  The "T-1 Allocated DPO Amount" is equal to the portion of the Allocated DPO Amount for the affected Property or Properties (and, in the case of an event described in clause (c)(2)(ii) and clause (c)(3) above, any Prepayment Deficiency Amount) which would have been allocable to the Grantor Trust T-1 Certificate if there had been a voluntary prepayment of the Contract Receivable immediately prior to the prepayment made in connection with the Schedule C Event or the Purchase Option (or, in the case of an event described in clause (c)(3), on the date of the certification by the Servicer pursuant thereto). The "DPO Fraction" is a fraction, the numerator of which is the Discounted Pay Off Amount, and the denominator of which is the outstanding balance of unpaid interest and principal on the Note (excluding any Prepayment Deficiency Amount).

                  (e) There shall be no recourse to the T-2 Holder in respect of its obligation to pay the Loss (except the T-2 Holder's interest in the Reserve
Fund), and no recourse to the Seller and the Affiliated Sellers. In addition, no recourse shall be had against any of the general or limited partners of the T-2 Holder or the Seller (whether heretofore or hereafter admitted to the T-2 Holder or the Seller) or the officers, directors or shareholders of the Affiliated Sellers. The T-2 Holder, the Seller and the Affiliated Sellers shall have no obligation to use funds or assets other than the Reserve Fund to pay the Loss.

                  (f) The Servicer shall deliver on the Distribution Date, to the T-2 Holder, a certificate showing the calculation of the Debt Service Draw Amount (including each Loss) in reasonable detail, and the Balance of the Reserve Fund and the Net Sandwich Investments on the Deposit Date after paying the Debt Service Draw Amount.

                  SECTION 6.06 Determination Date. On each Determination Date, the Servicer shall determine (and, on the following Business Day, shall advise the Collateral Agent, the T-2 Holder, the GT Collateral Agent and the Certificates Paying Agent) in accordance with the provisions of this Agreement, the amounts to be withdrawn from each Pledged Fund and the Net Sandwich Investments and the amounts to be distributed to each Class of Certificates in respect of the interest thereon and the Accreted Value thereof.

                  SECTION 6.07 Distributions after the REMIC Liquidation Date. On and after the REMIC Liquidation Date, the Servicer shall, one Business Day before each Monthly Distribution Date, direct and instruct the Certificates Paying Agent to make the following distributions from the Grantor Trust Collection Account, (which instructions shall be substantially in the form of Exhibit X), in the following order of priority:

                  (a) To the Servicer, by wire transfer of immediately available funds, the Servicing and Grantor Trust Expenses.

                  (b) To the Grantor Trust T-1 Certificate, all T-1 Allocable Payments (after deduction of the T-1 Share of the Servicing and Grantor Trust Expenses) received prior to such Monthly Distribution Date and not theretofore distributed.

                  (c) To the Grantor Trust T-2 Certificates, all T-2 Allocable Payments (after deduction of the T-2 Share of the Servicing and Grantor Trust Expenses) received prior to such Monthly Distribution Date and not theretofore distributed.

                  SECTION 6.08 Distributions from the Repurchase Reserve Fund. On each Determination Date, the Servicer shall direct the GT Collateral Agent to distribute on the next Distribution Date, pro rata, based upon Percentage Interest, to the holders of the Grantor Trust T-2 Certificates, (i) any amounts on deposit in the Repurchase Reserve Fund in excess of 5% of the Certificate Accreted Value, and (ii) all amounts in the Repurchase Reserve Fund on the first Distribution Date on or after the REMIC Liquidation Date. For the purpose of clause (i), the Certificate Accreted Value shall be calculated without taking into account any Allocated Losses in reduction of Accreted Value made on such Distribution Date and all prior Distribution Dates or the interest which would have accrued on the amount of such Allocated Losses from the date of such reduction to such Distribution Date at the applicable Pass-Through Rates, but taking into account all Accretion Amounts for such Distribution Date and all distributions in respect of Accreted Value made on such Distribution Date.

                  The Servicer shall direct the GT Collateral Agent to transfer funds on deposit in the Repurchase Reserve Fund to the Certificate Account and the Reserve Fund in accordance with the allocation of the Repurchase Price or Cure Amounts between the Grantor Trust T-1 Certificate and the Grantor Trust T-2 Certificates as set forth in Section 6.03 of this Agreement.

                  SECTION 6.09      Application of Net Sandwich Investments.

                  (a) If on any Deposit Date, the Balance of the Reserve Fund is not sufficient to pay the Debt Service Draw Amount, or (if funds are not available in the Repurchase Reserve Fund) the Repurchase Price or Cure Amounts then payable or (if Liquidation Proceeds are not available therefor) the Liquidation Expenses, Servicer Advances and Advancing Fees then payable with respect to Liquidated Contract Receivables in accordance with Section 4.16, the Servicer, on behalf of the Grantor Trust as sole stockholder, shall request the sole director of any or all of Derby, Saber and Sentec to make distributions to the Grantor Trust as its sole stockholder (up to the amount of such corporation's Net Sandwich Investments in its Sandwich Investment Accounts) to the extent necessary to make each such payment; provided that if an event described in Section 4.05(l)(i), (ii), (iii) or (iv) shall have occurred and be continuing with respect to any such corporation, the Net Sandwich Investments in its Sandwich Investment Account shall not be distributed but shall be retained in such account. The Servicer shall deposit each such distribution in the Certificate Account (except to the extent that such distribution is to be used to reimburse the Servicer for Liquidation Expenses, Servicer Advances or the Advancing Fee).

                  (b) The Grantor Trust Trustee and the Servicer, on behalf of the Grantor Trust as sole stockholder of Saber, shall take all actions to cause
(i) the sole  director of Saber to  distribute  to the Grantor Trust as its sole stockholder, for deposit in the Reserve Fund, the Net Sandwich Investments in the Saber Sandwich Investment Account on the Deposit Date immediately preceding the March 1997 Distribution Date, and (ii) the sole director of Derby, Saber and Sentec to distribute to the Grantor Trust as its sole stockholder, for deposit in the Reserve Fund, Net Sandwich Investments in the Saber Sandwich Investment Account, the Sentec Sandwich Investment Account and the Derby Sandwich
Investment Account on each Deposit Date (on or after the Deposit Date immediately preceding the March 1997 Distribution Date) on which any Net Sandwich Investments are on deposit in any such Account; provided, however, that no such distribution shall be made by such Sandwich Corporation if, pursuant to
Section 4.05(l)(i), (ii), (iii) or (iv), the GT Collateral Agent shall have given (and not withdrawn) written notice to the T-2 Holder that the stock of such corporation has been transferred to the T-2 Holder or the T-2 Holder's affiliate or nominee.

                  (c) All distributions on or proceeds of the stock of Derby, Sentec and Saber shall, except as otherwise provided in this Agreement, be deposited in the Reserve Fund.


                                   ARTICLE VII

                                    ACCOUNTS

                  SECTION 7.01      Grantor Trust Collection Account.

                  (a) On the REMIC Liquidation Date, the Grantor Trust Trustee shall establish and maintain the Grantor Trust Collection Account on behalf of the Grantor Trust. The Grantor Trust Collection Account shall be entitled "[Name of Grantor Trust Trustee] as trustee for the sole benefit of Contract Right Grantor Trust ([Name of Servicer], Servicer) Grantor Trust Collection Account."

                  (b) Amounts in the Grantor Trust Collection Account shall be invested by the Grantor Trust Trustee, in the name of the Grantor Trust Trustee, in any investments in accordance with instructions provided to the Grantor Trust Trustee by holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates in writing or, if not so provided, in Eligible Investments. All net income and gain earned on the investment of funds in the Grantor Trust Collection Account shall be retained in the Grantor Trust Collection Account and shall be for the benefit of the holders of the Grantor Trust Certificates (and shall be allocated to the Grantor Trust T-1 Certificate if the investment related to a T-1 Allocable Payment or investment income thereon, or to the Grantor Trust T-2 Certificates if the investment related to a T-2 Allocable Payment or investment income thereon).

                  SECTION 7.02      Reserve Fund.

                  (a) On or before the Closing Date, the T-2 Holder shall establish the Reserve Fund initially with BT, as Collateral Agent. The Reserve Fund shall be entitled "Bankers Trust Company, as Collateral Agent for the sole benefit of Contract Receivables Pass-Through Certificate Trust - Reserve Fund." The Collateral Agent shall maintain such account at all times as an Eligible Deposit Account. The Reserve Fund shall be the property of the holders of the Grantor Trust T-2 Certificates and shall not be deemed to constitute a part of the corpus of the Grantor Trust or of the Trust.

                  (b) Pursuant to the Reserve Fund Pledge Agreement the T-2 Holder shall grant to the Collateral Agent, a security interest in, and lien on, all of the T-2 Holder's right, title and interest in and to the Reserve Fund and the funds on deposit therein as security for the limited indemnity under the Reserve Fund Indemnity Agreement. The Collateral Agent shall have sole dominion and control over the Reserve Fund.

                  (c) Funds on deposit in the Reserve Fund shall be invested in accordance with instructions provided by holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates in Eligible Investments that mature not later than the Deposit Date next succeeding the date of investment. Except as provided in Section 6.05(a), all net income and gain earned on the investment of funds in the Reserve Fund shall be retained in the Reserve Fund and will be available for distribution therefrom.

                  SECTION 7.03      Repurchase Reserve Fund.

                  (a) On or before the Closing Date, there shall be established the Repurchase Reserve Fund initially with BT, as GT Collateral Agent. The Repurchase Reserve Fund shall be entitled "Bankers Trust Company as Collateral Agent for the sole benefit of Contract Right Grantor Trust - Repurchase Reserve Fund." The Collateral Agent shall maintain such account at all times as an Eligible Deposit Account. The Repurchase Reserve Fund shall be the property of the holders of the Grantor Trust T-2 Certificates and shall not be deemed to constitute a part of the corpus of the Grantor Trust or of the Trust.

                  (b) Funds on deposit in the Repurchase Reserve Fund shall be invested solely in Eligible Investments that mature not later than the Deposit Date next succeeding the date of investment in accordance with instructions provided by holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates. Except as provided in Section 3.07(e), all net income and gain earned on the investment of funds in the Repurchase Reserve Fund shall be retained in the Repurchase Reserve Fund and shall be available for distribution therefrom.

                  (c) Pursuant to the Repurchase Reserve Fund Pledge Agreement, the T-2 Holder shall grant to the GT Collateral Agent, a security interest in, and lien on, all of the T-2 Holder's right, title and interest in and to the Repurchase Reserve Fund and the funds on deposit therein, as security for the T-2 Holder's limited recourse obligation under the Repurchase Reserve Fund Indemnity Agreement to cure or repurchase a Contract Receivable upon a breach of a representation or warranty under Section 3.01(b) hereof. The GT Collateral Agent shall have sole dominion and control over the Repurchase Reserve Fund.

                  SECTION 7.04      Rejectable Offer Reserve Fund.

                  (a) Upon the  occurrence  of certain  events  described  under
Section 4.10(b), the Directing Holders shall establish an account (a "Rejectable Offer Reserve Fund") as an Eligible Deposit Account, with the GT Collateral Agent. A separate account shall be established for each Property as to which Directing Holders have delivered Directions. Each such account will be funded by the applicable Directing Holders in an amount described under Section 4.10(b). Each Rejectable Offer Reserve Fund shall be entitled "Bankers Trust Company, as Collateral Agent for the sole benefit of Contract Right Grantor Trust - Rejectable Offer Reserve Fund [Name of Property and Obligor]." The GT Collateral Agent shall have sole dominion and control over each Rejectable Offer Reserve Fund. Each Rejectable Offer Reserve Fund shall not be deemed to constitute a part of the corpus of the Grantor Trust or of the Trust.

                  (b) Funds on deposit in each Rejectable Offer Reserve Fund shall be invested solely in Eligible Investments that mature not later than the next succeeding Deposit Date, in accordance with instructions provided by the applicable Directing Holders in writing. On each Distribution Date, all net income and gain earned on the investment of funds in a Rejectable Offer Reserve Fund shall be distributed to the applicable Directing Holders (except to the extent required to make a payment due to be made from such Fund on the immediately preceding Deposit Date). Amounts on deposit in a Rejectable Offer Reserve Fund shall be transferred to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account) or the Reserve Fund or distributed to the applicable Directing Holders in the circumstances described under Section 4.10(b).

                  SECTION 7.05      Directing Holders Reserve Fund.

                  (a) Upon the  occurrence  of certain  events  described  under
Section 4.10(a), the Directing Holders shall establish an account (a "Directing Holders Reserve Fund") as an Eligible Deposit Account with the GT Collateral Agent. A separate account shall be established for each Contract Receivable as to which the Directing Holders have delivered Instructions. Each such account will be funded by the applicable Directing Holders in an amount more fully described under Section 4.10(a). Each Directing Holders Reserve Fund shall be entitled "Bankers Trust Company, as Collateral Agent for the sole benefit of Contract Right Grantor Trust Directing Holders Reserve Fund [Name of Contract Receivable and Obligor]." The GT Collateral Agent shall have sole dominion and control over each Directing Holders Reserve Fund. Each Directing Holders Reserve Fund shall not be deemed to constitute a part of the corpus of the Grantor Trust or of the Trust.

                  (b) Funds on deposit in a Directing Holders Reserve Fund shall be invested solely in Eligible Investments that mature not later than the next succeeding Deposit Date, in accordance with instructions provided by the applicable Directing Holders in writing. On each Distribution Date, all net income and gain earned on the investment of funds in a Directing Holders Reserve Fund shall be distributed to the applicable Directing Holders (except to the extent required to make a payment due to be made from such Fund on the immediately preceding Deposit Date). Amounts on deposit in a Rejectable Offer Reserve Fund shall be transferred to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account) or distributed to the applicable Directing Holders in the circumstances described under Section 4.10(a).

                  SECTION 7.06      Recordation Escrow Account.

                  On or before the Closing Date, there shall be established an account (the "Recordation Escrow Account") on behalf of the Grantor Trust as an Eligible Deposit Account, which shall be maintained at BT. The Recordation Escrow Account shall be entitled "Bankers Trust Company, as Servicer for the sole benefit of Contract Right Grantor Trust - Recordation Escrow Account." Funds on deposit in the Recordation Escrow Account shall be invested on the Closing Date in accordance with instructions provided by the Servicer on the Closing Date, solely in Eligible Investments described in clause (x) of the definition thereof. Subsequent to the Closing Date, there shall be no reinvestment or change in the investments in the Recordation Escrow Account, and any amounts withdrawn from such Account or investment income paid on investments in such Account shall be held uninvested in such Account until applied in accordance with this Agreement. All net income and gain earned on the investment of funds in the Recordation Escrow Account shall be disbursed to the Seller on the date on which the original balance of the funds in the Recordation Escrow Account shall have been fully disbursed or transferred to the Collection Account (or, for the period of time from the Transfer Date to the Deposit Date, to the Certificate Account). Amounts on deposit in the Recordation Escrow Account shall not be utilized except to be disbursed to the Seller or transferred to the Collection Account or the Certificate Account as provided in this Agreement.

                  SECTION 7.07      Derby and Sentec Reserve Account.

                  On or before the Closing Date, there shall be established an account (the "Derby and Sentec Reserve Account") on behalf of the Grantor Trust as an Eligible Deposit Account, which initially shall be maintained at BT. The Derby and Sentec Reserve Account shall be entitled "Bankers Trust Company, as Servicer for the sole benefit of Contract Right Grantor Trust - Derby and Sentec Reserve Account." Funds on deposit in the Derby and Sentec Reserve Account shall be invested on the Closing Date in accordance with instructions provided by the Servicer on the Closing Date, solely in Eligible Investments which mature in approximately equal annual amounts over the succeeding fifteen years. Subsequent to the Closing Date, there shall be no reinvestment or change in the investments in the Derby and Sentec Reserve Account, and any amounts withdrawn from such Account or investment income paid on investments in such Account shall be held uninvested in such Account until applied in accordance with this Agreement. All net income and gain earned on the investment of funds in such Account shall be retained in such Account and, if not applied to make capital contributions to Derby or Sentec, shall be disbursed to the T-2 Holder on the first Distribution Date after the REMIC Liquidation Date.

                  SECTION 7.08      Sandwich Reserve Fund.

                  (a) On or before the Closing Date, there shall be established an account (the "Sandwich Reserve Fund") on behalf of the Grantor Trust as an Eligible Deposit Account, which initially shall be maintained at BT. The Sandwich Reserve Fund shall be entitled "Bankers Trust Company, as Servicer for the sole benefit of Contract Right Grantor Trust - Sandwich Reserve Fund." Funds on deposit in the Sandwich Reserve Fund shall be invested on the Closing Date solely in Eligible Investments described in clause (x) of the definition thereof. Subsequent to the Closing Date, there shall be no reinvestment or change in the investments in the Sandwich Reserve Fund and any amounts withdrawn from such Fund or investment income paid on investments in such Fund shall be held uninvested in such Fund until applied in accordance with this Agreement. All net income and gain earned on the investment of funds in such Fund shall be retained in such Fund and, if all or any portion of the corpus of the Fund is distributed to the T-2 Holder such investment income shall be distributed concurrently to the T-2 Holder, or if the corpus of the Fund is transferred to the Reserve Fund such investment income shall be transferred to the Reserve Fund.

                  (b) On the second Distribution Date following each date on which all or a portion of the Net Sandwich Investments in the Saber Sandwich Investment Account are transferred to the Collection Account or the Certificate Account (or applied to reimburse the Servicer for Liquidation Expenses, Servicer Advances or Advancing Fees) in accordance with Section 6.09(a) and/or transferred to the Reserve Fund in accordance with Section 6.09(b), the Servicer shall distribute the same amount from the Sandwich Reserve Fund pro rata to the holders of the Grantor Trust T-2 Certificates, unless an event described in
Section 4.05(l)(i), (ii), (iii) or (iv) shall have occurred and be continuing with respect to Saber; provided, however, that no distribution from the Sandwich Reserve Fund shall be made during the continuance of such event with respect to Saber, except that (i) an amount shall be transferred from the Sandwich Reserve Fund to the Reserve Fund to the extent that Net Sandwich Investments are applied to pay the Sandwich Administrative Expenses of Saber, (ii) if, as a result of an event described in Section 4.05(l)(i), (ii), (iii) or (iv) with respect to Saber or as a result of the determination (by delivery to the Servicer, the Grantor Trust Trustee and the T-2 Holder of an Opinion of Independent Counsel) that a dividend made by Saber to the Grantor Trust is unlawful or ultra vires, any amounts transferred from the Net Sandwich Investments to the Certificate Account must be repaid to Saber or its creditors, such repayment shall be made from the Sandwich Reserve Fund, and (iii) any amount which would pursuant to Section 6.09(a) be transferred from the Net Sandwich Investments of Saber to the
Certificate Account but was not so transferred, as a result of an event described in Section 4.05(l)(i), (ii), (iii) or (iv) with respect to Saber, shall instead be transferred from the Sandwich Reserve Fund to the Certificate Account. A distribution from the Sandwich Reserve Fund to the holders of the Grantor Trust T-2 Certificates shall be made only upon the delivery by the T-2 Holder of an Opinion of Counsel to the effect that any dividend or distribution made or to be made in respect of the capital stock of Saber relating to the Net Sandwich Investments was or will be in compliance with the requirements of applicable laws of the State of Delaware, which Opinion of Counsel may be based on (A) a consent of the sole Director of Saber declaring such dividend, (B) the most recent financial statements of Saber (whether audited or unaudited) and (C) the absence of notice from the Servicer to the T-2 Holder of the occurrence of any of the events described in clause (i), (ii), (iii) or (iv) of Section 4.05(l) with respect to Saber as satisfying any financial or solvency prerequisite to such dividend or distribution. The Servicer, the GT Collateral Agent and the Grantor Trust Trustee shall cooperate with such counsel in delivering such certificates and copies of financial statements and consents of directors of Saber as such counsel shall request.


                                  ARTICLE VIII

                      THE SELLER AND THE AFFILIATED SELLERS

                  SECTION 8.01 Merger or Consolidation of the Seller or the Affiliated Sellers. Any Person into which the Seller or any of the Affiliated Sellers may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Seller or any of the Affiliated Sellers shall be a party, or any Person succeeding to the business of the Seller or any of the Affiliated Sellers, shall be the successor of the Seller or any of the Affiliated Sellers hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.02 Limitation on Liability of the Seller and the Affiliated Sellers.

                  (a) Neither the Seller nor any of the Affiliated Sellers nor any of the partners, employees or agents of the Seller or any of the Affiliated Sellers shall be under any liability to the Grantor Trust Trustee or the holders of the Grantor Trust Certificates for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment.

                  (b) The Seller or any of the Affiliated Sellers and any partner, employee or agent of the Seller or any of the Affiliated Sellers may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  (c) The Seller or any of the Affiliated Sellers shall not be under any obligation to appear in, prosecute or defend any legal action which arises under this Agreement.


                                   ARTICLE IX

                  THE SERVICER; REPRESENTATIONS AND LIABILITIES

                  SECTION 9.01 Representations of BT. BT hereby makes the following representations as to itself. The representations shall speak as of the execution and delivery of this Agreement:

                  (i)   Organization   and  Good  Standing.   BT  is  a  banking
         corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. BT is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of BT or on the Grantor Trust Certificates or the transactions contemplated by this Agreement.

                  (ii) Authorization; Binding Obligations. BT has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party. When executed and delivered, this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party will constitute the legal, valid and binding obligation of BT enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (iii) No Consent Required. BT is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party, the failure of which so to obtain would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of BT or on the Grantor Trust Certificates or the transactions contemplated by the Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party.

                  (iv) No Violations. The execution, delivery and performance of this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party by BT will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of BT, or constitute a material breach of any mortgage, indenture, contract or other agreement to which BT is a party or by which BT may be bound.

                  (v) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of BT threatened, against BT or any of its properties or with respect to this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party, or the Grantor Trust Certificates which, if adversely determined, would in the opinion of BT have a material adverse effect on the transactions contemplated by this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party.

                  (vi) No Event of Termination. No Event of Termination or an event which would (pursuant to Section 9.05) permit BT to resign in any capacity hereunder has occurred and is continuing.

                  (vii) Absence of Adverse Claim. The Collateral Agent has taken the initial Grantor Trust T-2 Certificate for value, in good faith and without notice of any adverse claim with respect to such Grantor Trust T-2 Certificate or the security interest therein created by the Reserve Fund Pledge Agreement.

                  SECTION 9.02 Liability of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and shall have no other obligations or liabilities hereunder.

                  SECTION 9.03 Merger or Consolidation of Servicer. Any person into which the Servicer may be merged, converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the criteria set forth in the definition of an Eligible Servicer. The Servicer shall promptly notify the Rating Agency of any such merger, conversion or consolidation to which it is a party.

                  SECTION 9.04 Limitation on Liability of Servicer and Others.

                  (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Grantor Trust Trustee or the holders of the Grantor Trust Certificates for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or the Pooling Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any breach by it of warranties or representations made by it herein and therein, the negligence, willful misconduct or misfeasance of the Servicer or its agent, or failure to perform its or his obligations in compliance with the standard of care, or any liability which otherwise would be imposed by reason of any breach of the terms and conditions of this Agreement or the Pooling Agreement or the Contract Receivable Documents to which it is a party.

                  (b) The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any authorized Person in respect of any matters arising hereunder or under the Pooling Agreement.

                  (c) Except as arises from its duties as Servicer, GT Collateral Agent or Grantor Trust Certificate Registrar hereunder or its various capacities under the Pooling Agreement and the Contract Receivable Documents to which it is a party, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which arises under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement or the Pooling Agreement and the rights and duties of the parties hereto and thereto. In such event, unless such action is a Remedial Proceeding (in which event the Servicer's expenses shall be reimbursed out of the Liquidation Proceeds), the legal expenses and costs of such action and any liability resulting therefrom shall be Grantor Trust Expenses.

                  SECTION 9.05 Servicer Not To Resign. The Servicer shall not resign from its obligations and duties under this Agreement, the Pooling Agreement and each Contract Receivable Document to which it is a party except upon its determination that the performance of its duties shall no longer be permissible under applicable law, compliance with which could not be realized without material adverse impact on the Servicer's financial condition. Notice of any such determination permitting the resignation of the Servicer shall be communicated by the Servicer to the Grantor Trust Trustee, the REMIC Trustee, the T-2 Holder and the Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Grantor Trust Trustee, the REMIC Trustee and the T-2 Holder. No such resignation shall become effective until the Grantor Trust Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02. The Servicer under this Agreement shall at all times be the Servicer under the Pooling Agreement.


                                    ARTICLE X

                             EVENTS OF TERMINATION.

                  SECTION 10.01 Events of Termination. "Event of Termination" means the occurrence of any of the following:

                  (a) any failure by the Servicer (in any of its capacities under this Agreement, the Pooling Agreement or any Paying Agent Agreement) to make any deposit into an account required to be made under this Agreement, the Pooling Agreement or any Paying Agent Agreement and the continuance of such failure for a period of one Business Day after the Servicer has become aware that such deposit was required;

                  (b) failure on the Servicer's part (in any of its capacities under this Agreement, the Pooling Agreement or any Paying Agent Agreement) to observe or perform in any material respect any covenant or agreement in this Agreement or the Pooling Agreement or any Paying Agent Agreement (other than a failure by the Servicer to make any deposit into an account required to be made hereunder and thereunder), which failure continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Grantor Trust Trustee, the Seller, the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate;

                  (c) any assignment or delegation by the Servicer (in any of its capacities under this Agreement, the Pooling Agreement, or any Paying Agent Agreement) of its duties or rights under this Agreement, the Pooling Agreement or any Paying Agent Agreement except as specifically permitted thereunder, or any attempt to make such an assignment or delegation;

                  (d) if a representation or warranty by the Servicer (in any of its capacities under this Agreement, the Pooling Agreement or any Paying Agent Agreement) under this Agreement, the Pooling Agreement or any Paying Agent Agreement proves to be incorrect as of the time made in any material respect that materially and adversely affects the interests of the holders of the Grantor Trust Certificates or holders of the Certificates, and such circumstances or conditions in respect of which such representation or warranty was incorrect shall not have been eliminated or corrected within 60 days after written notice thereof;

                  (e) a court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs;

                  (f) the Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing; or

                  (g) the failure of the Servicer to be an Eligible Servicer.

                  If an Event of Termination has occurred and is continuing, the Grantor Trust Trustee at the written direction of (i) the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates or (ii) the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, shall terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), all authority and power of the Servicer under this Agreement and the Pooling Agreement whether with respect to the Contract Receivables, the Contract Receivable Files or otherwise, shall pass to and be vested in the Grantor Trust Trustee pursuant to and under this Section 10.01, until a successor Servicer shall have been appointed and accepted such appointment; and, without limitation, the Grantor Trust Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, documents required to make the Grantor Trust Trustee or a successor Servicer the sole lienholder or legal title holder of record of each Contract Receivable and each Contract Receivable Document), and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. Each of BT and the Servicer agrees to cooperate with the Grantor Trust Trustee in effecting the termination of the responsibilities and rights of BT (in all of its capacities hereunder), including, without limitation, the transfer to the Grantor Trust Trustee (or to the REMIC Trustee in the case of the Reserve Fund, the Certificate Account, the Collection Account and the Rating Agency Reserve Fund) or a successor Servicer, for administration by it of all cash amounts and investments which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in any account or fund or for its own account in connection with its services hereunder or thereafter received with respect to the Contract Receivables, and the execution of any documents required to make the Grantor Trust Trustee or a successor Servicer the sole lienholder or legal title holder of record in respect of each Contract Receivable and each Contract Receivable Document. The Servicer shall be entitled to receive any other amounts which are payable to the Servicer under this Agreement, at the time of the termination of its activities as Servicer, to the extent that funds in the Collection Account and the Reserve Fund are available for the payment thereof without reducing the amount of distributions that would be made to holders of the Grantor Trust Certificates or the holders of the Certificates. The Servicer shall transfer to the new Servicer (i) the Servicer's records relating to the Contract Receivables in such form as the new Servicer may reasonably request and
(ii) the Contract Receivables, the stock of Derby, Saber and Sentec and all the Contract Receivable Files in the Servicer's possession (in its capacity as Servicer, Custodian or otherwise).

                  SECTION 10.02 Grantor Trust Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 or a notice of determination pursuant to Section 9.05, until such time as a successor Servicer is appointed, the Grantor Trust Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the Pooling Agreement and the transactions set forth or provided for herein and therein and its successor in all of its other capacities under this Agreement (and the REMIC Trustee shall be its successor in all of its other capacities under the Pooling Agreement), and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and thereof, and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that the Grantor Trust Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by BT of any of its representations and warranties contained herein and therein or in any related document or agreement. The Grantor Trust Trustee and any successor Servicer shall have no responsibility for failure of BT and any predecessor Servicer to deliver to the Grantor Trust Trustee or such successor Servicer any property or funds belonging to the Grantor Trust, including, but not limited to, the funds, records, Contract Receivables and Contract Receivable Files. As compensation therefor, the Grantor Trust Trustee shall, except as provided in this Section 10.02, be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given (and, out of such compensation, shall pay the fees of the Grantor Trust Trustee, the REMIC Trustee and any Eligible Institutions appointed to replace BT in any of its capacities under this Agreement, the Pooling Agreement and the Contract Receivable Documents). The Grantor Trust Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act or if it receives written instructions from the holders of either the Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee, appoint an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder (and an Eligible Institution(s) to succeed BT in its other capacities hereunder, under the Pooling Agreement and the Contract Receivable Documents); provided, however, that no such successor shall be appointed if, within 10 days after the Grantor Trust Trustee gives written notice of such proposed appointment, either the holders of the Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee notifies the Grantor Trust Trustee of its objections in writing; provided, further, that if the REMIC Trustee and the holders of the Majority-in-Interest of the Grantor Trust T-2 Certificates give written joint instructions to the Grantor Trustee designating a successor Servicer, the Grantor Trust Trustee shall appoint the person so designated if it is an Eligible Servicer. Pending appointment of a successor to the Servicer hereunder, the Grantor Trust Trustee shall act in such capacity as hereinabove provided unless the Grantor Trust Trustee is prohibited by law from so acting, in which event the Grantor Trust Trustee shall petition a court of competent jurisdiction to appoint an Eligible Servicer as successor to the Servicer. In connection with such appointment of and assumption by a successor Servicer, the Grantor Trust Trustee in consultation with the holders of the Grantor Trust Certificates shall make such arrangements for the compensation of such successor Servicer, to be paid as part of the Servicing and Grantor Trust Expenses on each Distribution Date, as it and such successor Servicer shall agree; provided, however, the Grantor Trust Trustee shall use its best efforts to engage the successor Servicer (and either the successor Servicer or other Eligible Institution(s) to succeed BT in its other capacities hereunder, under the Pooling Agreement and the Contract Receivable Documents) for total compensation (including the fees of the REMIC Trustee and the Grantor Trust Trustee) which are not in excess of the Servicing Fee and the Special Servicing Fee, which would have been payable on each Distribution Date to BT; provided, further, that in no event shall such total compensation (other than the Special Servicing Fee) exceed on each Distribution Date one-half of 0.1% of the Certificate Accreted Value as of the immediately preceding Distribution Date, without the written consent of all holders of the Grantor Trust Certificates. The Grantor Trust Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No change shall be made in the Servicing Fee or Special Servicing Fee applicable after the REMIC Liquidation Date without the consent of 100% of the Certificateholders.

                  SECTION 10.03 Notification to Holders of the Grantor Trust Certificates and the Certificates.

                  (a) Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Grantor Trust Trustee, the REMIC Trustee, the holders of the Grantor Trust Certificates and the holders of the Certificates, at their respective addresses appearing on the Grantor Trust Certificate Register, the Certificate Register (as described in the Pooling Agreement), and to the Rating Agency.

                  (b) Within 10 days following any termination or appointment of a successor to the Servicer pursuant to this Article X, the Grantor Trust
Trustee shall give written notice thereof to holders of the Grantor Trust Certificates and the holders of the Certificates, at their respective addresses appearing on the Grantor Trust Certificate Register and the Certificate Register (as described in the Pooling Agreement).

                  (c) The Grantor Trust Trustee shall give written notice to the Rating Agency at least 30 days prior to the date upon which any Eligible Servicer (other than the Grantor Trust Trustee) is to assume the responsibilities of Servicer pursuant to Section 10.02, naming such successor Servicer.

                   SECTION 10.04 Rights of Holders of the Grantor Trust Certificates to Direct Trustee and to Waive Events of Termination. The REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Grantor Trust Trustee, or exercising any trust or power conferred on the Grantor Trust Trustee; provided, however, that, subject to
Section 11.01, the Grantor Trust Trustee shall have the right to decline to follow any such direction if the Grantor Trust Trustee (being advised by counsel) determines that the action so directed may not lawfully be taken, or if the Grantor Trust Trustee in good faith shall, by a Responsible Officer or Officers of the Grantor Trust Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of the holders of the Grantor Trust T-2 Certificates; provided, further, that nothing in this Agreement shall impair the right of the Grantor Trust Trustee to take any action deemed proper by the Grantor Trust Trustee and which is not inconsistent with such direction by the holders of the Grantor Trust Certificates.

                  The Grantor Trust Trustee shall, at the direction of holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, waive any Event of Termination hereunder and its consequences (except a failure to make any required deposits to any account or fund in accordance with this Agreement, which default cannot be waived without the consent of all holders of the Grantor Trust Certificates) and, upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon.

                  SECTION 10.05.    Effect of Transfer.

                  (a) After the Service Transfer, the Grantor Trust Trustee or successor Servicer shall notify the Paying Agent (or, if there is no Paying Agent arrangement in effect for a Contract Receivable, the Obligor thereunder) to make payments directly to the successor Servicer that are due under the Contract Receivables after the effective date of the Service Transfer.

                  (b) After the Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contract Receivables and the successor Servicer shall have all of such obligations, except that the terminated Servicer shall remain liable for any liability of the terminated Servicer hereunder that was already accrued at the time of the Service Transfer and except that the terminated Servicer will transmit or cause to be transmitted directly to the successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the successor Servicer to collect them) received as payments upon or otherwise in connection with the Contract Receivables.

                  (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including, but not limited to, the indemnities and other agreements of the Servicer and BT) other than those relating to the management, administration, servicing or collection of the Contract Receivables.


                                   ARTICLE XI

                            THE GRANTOR TRUST TRUSTEE


                  SECTION 11.01 Duties of Grantor Trust Trustee. The Grantor Trust Trustee, prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination that may have occurred, shall undertake to perform such duties as are specifically set forth in this Agreement. If an Event of Termination of which a Responsible Officer has knowledge shall have occurred and shall not have been cured, the Grantor Trust Trustee shall exercise such of the rights and powers vested in it by this Agreement; provided, however, that if the Grantor Trust Trustee shall assume the duties of the Servicer pursuant to Sections 9.05 and 10.02, the Grantor Trust Trustee in performing such duties shall act in accordance with the standard of care.

                  The Grantor Trust Trustee, upon receipt of any resolution, certificate, statement, opinion, report, document, order, or other instrument furnished to the Grantor Trust Trustee that shall be specifically required to be furnished to it pursuant to any provision of this Agreement, shall examine it to determine whether it conforms to the requirements of this Agreement.

                  No provision of this Agreement shall be construed to relieve the Grantor Trust Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

                  (i) Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination that may have occurred, the duties and obligations of the Grantor Trust Trustee shall be determined solely by the express provisions of this Agreement, the Grantor Trust Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trust Trustee, the permissible right of the Grantor Trust Trustee to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Grantor Trust Trustee, or manifest error, the Grantor Trust Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed therein upon any certificates or opinions furnished to the Grantor Trust Trustee and conforming to the requirements of this Agreement;

                  (ii) The Grantor Trust Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Grantor Trust Trustee, unless it shall be proved that the Grantor Trust Trustee shall have been negligent in ascertaining the pertinent facts;

                  (iii) The Grantor Trust Trustee shall not be personally liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with the direction of the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, relating to the time, method, and place of conducting any proceeding or any remedy available to the Grantor Trust Trustee, or exercising any trust or power conferred upon the Grantor Trust Trustee, under this Agreement; and

                  (iv) The Grantor Trust Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clause (b) of Section 10.01 unless a Responsible Officer receives actual knowledge or written notice of such failure.

                  The Grantor Trust Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Grantor Trust Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Grantor Trust Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                  The Grantor Trust Trustee shall not be charged with knowledge of an Event of Termination until such time as a Responsible Officer shall have actual knowledge or have received written notice thereof from the Servicer or the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate. Prior to the occurrence of an Event of Termination of which the Grantor Trust Trustee has knowledge, except as expressly provided herein, the Grantor Trust Trustee shall have no duty to monitor the performance of the Servicer.

                  Except for actions expressly authorized by this Agreement, the Grantor Trust Trustee shall take no action reasonably likely to impair the security interests created by or existing under any of the Subordinate Mortgages or to impair the value of any Contract Receivables.

                  SECTION 11.02     [Intentionally Omitted].

                  SECTION 11.03 Certain Matters Affecting the Grantor Trust Trustee.

                  (a)      Except as otherwise provided in Section 11.01:

                           (i) The Grantor Trust Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                           (ii) The Grantor Trust Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

                           (iii) The Grantor Trust Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the holders of the Grantor Trust Certificates pursuant to the provisions of this Agreement, unless such holders of the Grantor Trust Certificates shall have offered to the Grantor Trust Trustee reasonable security or indemnity against the costs, expenses (including the fees and expenses of counsel), and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Grantor Trust Trustee of the obligations, upon the occurrence of an Event of Termination (that shall not have been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                           (iv) The Grantor Trust Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

                           (v) Prior to the occurrence of an Event of Termination and after the curing of all such Events of Termination that may have occurred, the Grantor Trust Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing so to do by the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates or the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate; provided, however, that if the payment within a reasonable time to the Grantor Trust Trustee of the costs, expenses (including the fees and expenses of counsel) or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Grantor Trust Trustee, not reasonably assured to the Grantor Trust Trustee by the security afforded to it by the terms of this Agreement, the Grantor Trust Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceed. The reasonable expense of every such examination shall be paid by the Servicer, or, if paid by the Grantor Trust Trustee, shall be reimbursed by the Servicer upon demand.

                           (vi) The Grantor Trust Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian and shall not liable for their acts or omissions if appointed with due care.

                  (b) No holder of a Grantor Trust Certificate will have any right to institute any proceeding with respect to this Agreement, unless such holder shall have given to the Grantor Trust Trustee written notice of an Event of Termination and: (i) the Event of Termination arises under Section 10.01(a); or (ii) the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, or holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates has made written request to the Grantor Trust Trustee to institute such proceeding in its own name as Grantor Trust Trustee thereunder, and has offered to the Grantor Trust Trustee reasonable indemnity, and the Grantor Trust Trustee for 30 days has neglected or refused to institute any such proceedings.

                  SECTION 11.04 Grantor Trust Trustee Not Liable for Grantor Trust Certificates or Contract Receivables. The Grantor Trust Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Grantor Trust Certificates or of any Contract Receivable or related document. The Grantor Trust Trustee shall not be accountable for the use or application of the proceeds of such Grantor Trust Certificates if disposed of in accordance with this Agreement, or for the use or application of any funds paid to the Servicer in respect of the Contract Receivables in accordance with this Agreement or deposited in or withdrawn from any account or fund by the Servicer in accordance with this Agreement.

                  The Grantor Trust Trustee shall have no obligations to perform any of the duties of the Seller or Servicer unless explicitly set forth in this Agreement, except in its capacity as successor Servicer. The Grantor Trust Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Contract Receivable Document, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority; the efficacy of the Grantor Trust or its ability to generate the payments to be distributed to holders of the Grantor Trust Certificates under this Agreement; the existence and contents of any Contract Receivable or any computer or other record thereof; the validity of the assignment of any Contract Receivable to the Grantor Trust or of any intervening assignment; the completeness of any Contract Receivable; the performance or enforcement of any Contract Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Grantor Trust Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by the Grantor Trust Trustee or any loss resulting therefrom (it being understood that the Grantor Trust Trustee shall remain responsible for any Grantor Trust property that it may hold); the acts or omissions of the Seller, the Servicer or any Obligor; any action of the Servicer taken in the name of the Grantor Trust Trustee; or any action by the Grantor Trust Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Grantor Trust Trustee of its obligation to perform its duties under this Agreement, whether in its capacity as Grantor Trust Trustee or successor Servicer and in the latter case, in accordance with the standard of care. Except with respect to a claim based on the failure of the Grantor Trust Trustee to perform its duties under this Agreement or based on the Grantor Trust Trustee's willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this Agreement, the Grantor Trust Certificates or any Contract Receivable or assignment thereof against the Grantor Trust Trustee in its individual capacity. Except as provided in the preceding sentence, the Grantor Trust Trustee shall not have any personal obligation, liability or duty whatsoever to any holder of a Grantor Trust Certificate or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Grantor Trust or any indemnitor who shall furnish indemnity as provided in this Agreement.

                  SECTION 11.05 Grantor Trust Trustee May Own Grantor Trust Certificates. The Grantor Trust Trustee in its individual or any other capacity may become the owner or pledgee of Grantor Trust Certificates and may deal with the Seller, the Servicer and their Affiliates in banking transaction and fiduciary matters with the same rights as it would have if it were not Grantor Trust Trustee.

                  SECTION 11.06 Grantor Trust Trustee's Fees and Expenses. The Servicer agrees:

                  (a) that the Servicer shall pay, from its own funds and without reimbursement by the Grantor Trust, to the Grantor Trust Trustee reasonable compensation upon receipt of an invoice therefor for all services rendered by it in any of its capacities hereunder (which compensation is set forth in a letter agreement between the Servicer and the Grantor Trust Trustee and which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                  (b) that the Servicer shall reimburse the Grantor Trust Trustee as a Grantor Trust Expense, to the extent requested by the Grantor Trust Trustee in any of its capacities hereunder, for all reasonable extraordinary expenses and disbursements to third parties incurred by it in accordance with any provisions of this Agreement but only as and to the extent that it is authorized to incur such expenses under this Agreement (but excluding the cost of its employees, facilities and overhead and including the reasonable compensation and the expenses and disbursements of its agents and counsel which it is authorized to retain pursuant hereto), except any such expense or disbursement as may be attributable to its misfeasance, negligence, willful misconduct or bad faith.

                  The covenants in this Section 11.06 shall be for the benefit of the Grantor Trust Trustee and shall survive the resignation or termination of the Grantor Trust Trustee and the termination of this Agreement.

                  SECTION 11.07 Eligibility Requirements for Grantor Trust Trustee. The Grantor Trust Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and, so long as the Offered Certificates are outstanding, the REMIC Trustee, and organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system the aggregate combined capital and surplus of which is at least $50,000,000, and the Grantor Trust Trustee shall be subject to supervision and examination by a Federal or state authority having jurisdiction over depository institutions. The long-term unsecured debt or certificates of deposit of the Grantor Trust Trustee shall have a rating from an NRSRO of at least "BBB" (or the equivalent thereof). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Grantor Trust Trustee shall not be affiliated with the Seller, the Affiliated Sellers, the Servicer, the Initial Purchaser or the REMIC Trustee. In case at any time the Grantor Trust Trustee shall cease to be eligible in accordance with the provisions of this Section 11.07, the Grantor Trust Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.

                  SECTION 11.08 Resignation or Removal of Grantor Trust Trustee. The Grantor Trust Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Grantor Trust Trustee which satisfies the eligibility requirements therefor by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Grantor Trust Trustee and one copy to the successor Grantor Trust Trustee. If no successor Grantor Trust Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trust Trustee may petition any court of competent jurisdiction for the appointment of a successor Grantor Trust Trustee.

                  If at any time the Grantor Trust Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Servicer, or if at any time the Grantor Trust Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Grantor Trust Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trust Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Servicer may remove the Grantor Trust Trustee. If it shall remove the Grantor Trust Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Grantor Trust Trustee which satisfies the eligibility requirements therefor by written instrument, in duplicate, one copy of which instrument shall be delivered to the Grantor Trust Trustee so removed and one copy to the successor Grantor Trust Trustee.

                  Any resignation or removal of the Grantor Trust Trustee and appointment of a successor Grantor Trust Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Grantor Trust Trustee pursuant to Section 11.09.

                   SECTION 11.09 Successor Grantor Trust Trustee. Any successor Grantor Trust Trustee appointed pursuant to Section 11.08 shall execute, acknowledge, and deliver to the Servicer and to its predecessor Grantor Trust Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Grantor Trust Trustee shall become effective and such successor Grantor Trust Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Grantor Trust Trustee. The predecessor Grantor Trust Trustee at its sole cost and expense shall deliver to the successor Grantor Trust Trustee all documents, funds, accounts and statements held by it under or in accordance with this Agreement, and the Servicer and the predecessor Grantor Trust Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Grantor Trust Trustee all such rights, powers, duties, and obligations.

                  No successor Grantor Trust Trustee shall accept appointment as provided in this Section 11.09 unless at the time of such acceptance such successor Grantor Trust Trustee shall be eligible pursuant to Section 11.07.

                  Upon acceptance of appointment by a successor Grantor Trust Trustee pursuant to this Section 11.09, the Servicer shall mail notice of the successor of such Grantor Trust Trustee under this Agreement to all holders of the Grantor Trust Certificates and all holders of the Certificates at their respective addresses of record and to each Obligor and the Rating Agency. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by successor Grantor Trust Trustee, the successor Grantor Trust Trustee shall cause such notice to be mailed at the expense of the Servicer.

                  SECTION  11.10  Merger  or   Consolidation  of  Grantor  Trust
Trustee. Any corporation or other entity (i) into which the Grantor Trust Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Grantor Trust Trustee shall be a party, or (iii) which may succeed to the business of the Grantor Trust Trustee, shall be the successor of the Grantor Trust Trustee hereunder, provided such corporation or other entity shall be eligible pursuant to Section 11.07, without the execution or filing of any instrument or any further act on the part of any of the parties hereto; anything herein to the contrary notwithstanding. Such successor of the Grantor Trust Trustee shall notify the Rating Agency of the occurrence of any of the foregoing events.

                  SECTION 11.11 Representations and Warranties of Grantor Trust Trustee. The Grantor Trust Trustee hereby makes the following representations and warranties on which the Seller, the Servicer and holders of the Grantor Trust Certificates may rely:

                  (i) Organization and Good Standing. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. It is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on its business, properties, assets, or condition (financial or otherwise).

                  (ii) Authorization; Binding Obligations. It has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (iii) No Consent Required. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the failure of which so to obtain would have a material adverse effect on its business, properties, assets or condition (financial or otherwise).

                  (iv) No Violations. The execution, delivery and performance of this Agreement by it will not violate any provision of any existing law or regulation or any order or decree of any court or its constituent documents, or constitute a material breach of any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

                  (v) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to its knowledge threatened, against it or any of its properties or with respect to this Agreement, the Pooling Agreement, the Grantor Trust Certificates or the Certificates, which, if adversely determined, would, in its opinion, have a material adverse effect on the transactions contemplated by this Agreement.

                  SECTION 11.12 Tax Returns. The Servicer shall prepare (or cause to be prepared) in accordance with Section 13.10, the Grantor Trust Trustee shall sign, and the Servicer shall file (or cause to be filed) on a timely basis the applicable Federal, state or local tax or information returns of the Grantor Trust as may be required by the Code or applicable state or local statutes or other authorities and shall furnish all applicable forms or statements to holders of the Grantor Trust Certificates.

                  SECTION 11.13 Obligor Claims. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Contract Receivables based upon provisions therein or upon other rights or remedies arising from any legal requirements applicable to the Contract Receivables:

                  (a) The Grantor Trust Trustee is the holder of the Contract Receivables only as trustee on behalf of the holders of the Grantor Trust Certificates, and not as a principal or in any individual or personal capacity.

                  (b) The Grantor Trust Trustee shall not, by reason of this Agreement, be personally liable for, or obligated to pay Obligors, any affirmative claims asserted thereby, or responsible to holders of the Grantor Trust Certificates for any offset defense amounts applied against Contract Receivable payments, pursuant to such legal actions.

                  (c) The Grantor Trust Trustee will pay, solely from available Grantor Trust money, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially-approved settlement agreements, resulting from such legal actions.

                  (d) The Grantor Trust Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against holders of the Grantor Trust Certificates.

                  (e) The Grantor Trust Trustee will cooperate with and assist holders of the Grantor Trust Certificates in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Grantor Trust Trustee as a party to such legal actions and if the Grantor Trust Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom.

                  SECTION 11.14 Liabilities to Obligors. No liability to any Obligor under any of the Contract Receivables arising out of any act or omission to act of the Servicer in servicing the Contract Receivables prior to the Closing Date is intended to be assumed by the Seller, the Affiliated Sellers, the Grantor Trust or the holders of the Grantor Trust Certificates under, or as a result of, this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under applicable provisions of law, the Seller, the Affiliated Sellers, the Grantor Trust and the holders of the Grantor Trust Certificates expressly disclaim such assumption.

                  SECTION 11.15 Agents of Grantor Trust Trustee. To the extent not prohibited by law and not inconsistent with the terms of this Agreement, the Grantor Trust Trustee may appoint one or more agents to carry out ministerial matters on behalf of the Grantor Trust Trustee under this Agreement.

                  SECTION   11.16  Acts  of  Holders   of  the   Grantor   Trust
Certificates.

                  (a) Except as otherwise specifically provided herein, whenever approval, authorization, direction, notice, consent, waiver or other action is required of holders of Grantor Trust Certificates hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all holders of the Grantor Trust Certificates if agreed to by the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and, so long as the Offered Certificates are outstanding, the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by holders of the Grantor Trust Certificates may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders of the Grantor Trust Certificates in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trust Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Grantor Trust Trustee, the Servicer and the Seller if made in the manner provided in this Section 11.16.

                  (c) The fact and date of the execution by any holder of a Grantor Trust Certificate of any such instrument or writing may be proved in any reasonable manner which the Grantor Trust Trustee deems sufficient.

                  (d) The ownership of Grantor Trust Certificates shall be proved by the Grantor Trust Certificate Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a holder of the Grantor Trust Certificate shall bind every holder of every Grantor Trust Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Grantor Trust Trustee, the Servicer or the Seller in reliance thereon, whether or not notation of such action is made upon such security.


                                   ARTICLE XII

                                   TERMINATION

                  SECTION 12.01 Termination of the Grantor Trust. The Grantor Trust, and the respective obligations and responsibilities of BT, the Seller, the Servicer, the Affiliated Sellers and the Grantor Trust Trustee (other than the obligation of the Grantor Trust Trustee to make certain payments after the final Distribution Date to holders of the Grantor Trust Certificates and the obligation of the Servicer to send certain notices as hereinafter set forth) (except as provided in Section 9.02) shall terminate upon the earlier to occur of (i) the final payment, liquidation or sale of the last Contract Receivable remaining in the Grantor Trust and the disposition of all property acquired upon any Remedial Proceeding in respect of the Contract Receivables, or (ii) if none of the Offered Certificates are outstanding, at any time with the consent of all holders of the Grantor Trust Certificates; provided, however, that in no event shall the Grantor Trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Grantor Trust Trustee of any prospective termination pursuant to this Section 12.01.

                  Notice of any termination, specifying the Distribution Date upon which the holders of the Grantor Trust Certificates may surrender their Grantor Trust Certificates to the Grantor Trust Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Grantor Trust Paying Agent by letter to holders of the Grantor Trust Certificates mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating the amount of any such final payment, and stating that payments will be made only upon surrender and cancellation of the Grantor Trust Certificates at the office of the Grantor Trust Paying Agent therein specified. The Grantor Trust Paying Agent shall give such notice to the Grantor Trust Certificate Registrar at the time such notice is given to holders of the Grantor Trust Certificates. Upon presentation and surrender of the Grantor Trust Certificates, the Grantor Trust Paying Agent shall cause to be distributed to holders of the Grantor Trust Certificates amounts distributable on such Distribution Date pursuant to Section 6.07.

                  In the event that all of the holders of the Grantor Trust Certificates subject to such repurchase shall not surrender their Grantor Trust Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining holders of the Grantor Trust Certificates to surrender their Grantor Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Grantor Trust Certificates shall not have been surrendered for cancellation, the Grantor Trust Certificate Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining holders of the Grantor Trust Certificates concerning surrender of their Grantor Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Grantor Trust after the Servicer notifies the Grantor Trust Paying Agent in writing that the Servicer has exhausted such remedies shall be paid by the Grantor Trust Paying Agent to the Servicer for deposit into an escrow account and thereafter holders of the Grantor Trust Certificates shall look only to such escrow account with respect to any claims in respect of such funds.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  SECTION 13.01 Amendment. This Agreement may be amended in writing from time to time, without prior notice to or the consent of any of the holders of the Grantor Trust Certificates, by the Grantor Trust Trustee, the Seller and the Affiliated Sellers or their successors, and the Servicer, (i) to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein,
(ii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or (iii) to add or amend any provisions as required by the Rating Agency in order to maintain or improve any rating of the Offered Certificates (it being understood that, after the required rating has been obtained, none of the Grantor Trust Trustee, the Seller, the Affiliated Sellers or the Servicer is obligated to maintain or improve the ratings); provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of the Grantor Trust or any holder of a Grantor Trust Certificate, or (ii) adversely affect the status of the assets of the Trust as to which a REMIC election has been made as a REMIC or the status of the Grantor Trust as a grantor trust under subpart E, part I of subchapter J of the Code.

                  This Agreement may also be amended in writing from time to time by the Servicer, the Seller and the Affiliated Sellers or their successors, and the Grantor Trust Trustee, with the consent of the holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and the REMIC Trustee, as holder of the Grantor Trust T-1 Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the holders of the Grantor Trust Certificates; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contract Receivables, or distributions which are required to be made on any Grantor Trust Certificate without the consent of the holder of each Grantor Trust Certificate affected thereby.

                  This Agreement may also be amended in writing from time to time, without prior notice to or the consent of any of the holders of the Grantor Trust Certificates, by the Grantor Trust Trustee, the Seller and the Affiliated Sellers or their successors, and the Servicer to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to
(i) maintain the qualification of the assets of the Trust as to which a REMIC election was made under the Code and under relevant state and local law or avoid, or reduce the risk of, the imposition of any tax on the Trust under the Code that would be a claim against the assets of the Trust, provided that there shall have been delivered an Opinion of Counsel reasonably satisfactory to the REMIC Trustee to the effect that such action is necessary to maintain such qualification or avoid any such tax or reduce the risk of its imposition, or
(ii) prevent the Trust or the Grantor Trust from entering into any transaction which would cause the Trust to be treated as having entered into a "prohibited transaction" as defined in Section 860F of the Code, provided that there shall have been delivered an Opinion of Counsel reasonably satisfactory to the REMIC Trustee, to the effect that such action is necessary to avoid, or reduce the risk of, the Trust or the Grantor Trust entering into any transaction which would cause the Trust to be treated as having entered into a "prohibited transaction" and that such amendment shall not adversely affect in any material respect the interests of any Certificateholder (including, without limitation, the maintenance of the Trust as a REMIC under the Code and under relevant state and local law).

                  Promptly after the execution of any amendment or consent pursuant to this Section, the Grantor Trust Trustee shall furnish written notification of the substance of such amendment to each holder of the Grantor Trust Certificate (but only if such amendment is pursuant to the second paragraph of this Section 13.01) and, in all cases, to the Rating Agency, which notification will be prepared by the Servicer and delivered to the Grantor Trust Trustee.

                  The Grantor Trust Trustee may, but shall not be obligated to, enter into any such amendment which affects the Grantor Trust Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  In connection with any amendment pursuant to this Section 13.01, the Grantor Trust Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement.

                  Upon the execution of any amendment or consent pursuant to this Section 13.01, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Grantor Trust Certificates theretofore or thereafter issued hereunder shall be bound thereby.

                  Notwithstanding the foregoing provisions, on and after the REMIC Liquidation Date, holders of a Majority-in-Interest of the Grantor Trust T-2 Certificates and the holder of the Grantor Trust T-1 Certificate may (i) remove and replace the Servicer (in each of its capacities hereunder) or the Grantor Trust Trustee and the successor need not be an Eligible Servicer or an Eligible Institution and need not satisfy the requirements of this Agreement,
(ii) direct the parties hereto to amend this Agreement in writing for any purpose, (iii) give Instructions or Directions without depositing the requisite deposit or delivering any indemnity agreement or pledge agreement, (iv) direct the Servicer to agree to any amendments, modifications, waivers or substitutions or releases of collateral with respect to any of the Contract Receivables or to commence or prosecute a Remedial Proceeding, and (v) cause any or all of the Contract Receivables to be distributed to the appropriate holder or holders of Grantor Trust Certificates or the stock of or distributions on or proceeds of the stock of Derby, Saber and Sentec to be distributed to the holders of the Grantor Trust T-2 Certificates.

                  SECTION 13.02     Protection of Title to Grantor Trust.

                  (a) From time to time the Servicer shall, subject to the following paragraph, take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the interests of the holders of the Grantor Trust Certificates' in the Contract Receivables and their proceeds against all other persons, including, without limitation, the filing of protective financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

                  The Servicer will maintain the Grantor Trust's title to each Contract Receivable so long as the Contract Receivable is the property of the Grantor Trust, as provided in Section 4.06 hereof.

                  The Servicer agrees to pay all reasonable costs and disbursements in connection with the maintenance, as against all third parties, of the holders' of the Grantor Trust Certificates right, title and interest in and to the Contract Receivables.

                  (b) The Servicer shall maintain accounts and records as to each Contract Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Contract Receivable and the amounts from time to time deposited in each account or fund in respect of such Contract Receivable.

                  (c) Each of the Seller and the Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Contract Receivables to the Grantor Trust, the master computer records of the Seller and the Servicer (including archives) that shall refer to a Contract Receivable indicate clearly that such Contract Receivable is owned by the Grantor Trust. Indication of the Grantor Trust's ownership of a Contract Receivable shall be deleted from or modified on the Seller's and the Servicer's computer systems when, and only when, the Contract Receivable shall have been paid in full, purchased or assigned pursuant hereto.

                  (d) At all times during the term hereof, the Servicer shall afford the Grantor Trust Trustee each holder of a Grantor Trust Certificate and the authorized agents of any of the foregoing reasonable access during normal business hours to the Servicer's records relating to the Contract Receivables and will cause its personnel to assist in any examination of such records by the Grantor Trust Trustee or its authorized agents. The examination referred to in this Section 13.02(d) will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Grantor Trust Trustee may make, the Grantor Trust Trustee, each holder of a Grantor Trust Certificate or the authorized agents of any of the foregoing, may, using generally accepted audit procedures, verify the status of each Contract Receivable and review the records relating thereto for conformity to Servicer Reports prepared pursuant to Article IV and compliance with the standards represented to exist as to each Contract Receivable in this Agreement. Nothing in this Section 13.02(d) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 13.02(d). The Grantor Trust Trustee shall have no obligation to examine or review the records relating to the Contract Receivables.

                  (e) Upon request, the Servicer shall furnish to the Grantor Trust Trustee or a holder of a Grantor Trust Certificate, within five Business Days, a list of all Contract Receivables by name of Obligor as of the end of the most recent Collection Period held as part of the Grantor Trust, together with a reconciliation of such list to the Contract Receivable Schedule.

                  At all times during the term hereof, the Servicer shall keep available a copy of the Contract Receivable Schedule at its principal executive office for inspection by holders of the Grantor Trust Certificates.

                  SECTION 13.03 Limitation on Rights of Holders of the Grantor Trust Certificates. The death or incapacity of any holder of a Grantor Trust Certificate shall not operate to terminate this Agreement or the Grantor Trust, nor entitle the holder of such Grantor Trust Certificate's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Grantor Trust, nor otherwise affect the rights, obligations, and liabilities of the parties to this Agreement or any of them.

                  No holder of the Grantor Trust Certificate shall have any right to vote (provided that the rights of such holder to give Directions, Instructions or consents expressly provided in this Agreement shall not be deemed such a right to vote) or in any manner otherwise control the operation and management of the Grantor Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement or contained in the terms of the Grantor Trust Certificates, be construed so as to constitute the holders as partners or members of an association; nor shall any holder of the Grantor Trust Certificate be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

                  No holder of a Grantor Trust Certificate shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, except as provided in Section 11.03(b); no one or more holders of Grantor Trust Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the holders of any other of the Grantor Trust Certificates, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable and common benefit of all holders of the Grantor Trust Certificates. For the protection and enforcement of the provisions of this Section 13.03, each holder of a Grantor Trust Certificate and the Grantor Trust Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 13.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS.

                  SECTION 13.05 Notices. All communications and notices pursuant hereto to the Seller, the Affiliated Sellers, the Servicer, the Grantor Trust Trustee, the T-2 Holder and the Rating Agency shall be in writing and delivered, sent by facsimile or mailed to each of them at the appropriate following address:

                  If to the Seller:

                  Presidio CR Holdings, L.P.
                  c/o Wexford Management LLC
                  411 West Putnam Avenue, Suite 125
                  Greenwich, CT  06830
                  Fax: (203) 862-7490

                  If to the Affiliated Sellers:

                  Presidio Capital Corp.
                  c/o Wexford Management LLC
                  411 West Putnam Avenue, Suite 125
                  Greenwich, CT  06830
                  Fax: (203) 862-7490

                  Integrated Resources Life Companies Inc.
                  c/o Wexford Management LLC
                  411 West Putnam Avenue, Suite 125
                  Greenwich, CT  06830
                  Fax: (203) 862-7490

                  If to the T-2 Holder:

                  T-Two Partners, L.P.
                  411 West Putnam Avenue, Suite 125
                  Greenwich, CT  06830
                  Fax: (203) 862-7490

                  If to the Servicer, the GT Collateral Agent, the Custodian, the Grantor Trust Paying Agent and the Grantor Trust Certificate Registrar:

                  Bankers Trust Company
                  Four Albany Street
                  New York, NY  10006
                  Fax:  (714) 253-7577
                  Attention:  Presidio Series 1996-1

                  with a copy to:

                  Bankers Trust Company
                  3 Park Plaza, 16th Floor
                  Irvine, California  92714
                  Attention:  Presidio Series 1996-1

                  If to the Grantor Trust Trustee:

                  Union Bank
                  Corporate Trust Department
                  350 California Street, Suite 1150
                  San Francisco, CA  94104
                  Fax: (415) 705-7537

                  If to the Rating Agency:

                  Duff & Phelps Credit Rating Co.
                  55 East Monroe Street
                  Suite 3500
                  Chicago, Illinois  60603
                  Fax:  (312) 263-2852

                  Attention:  Commercial Mortgage
                  Monitoring and Surveillance Group

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

                  All communications and notices pursuant hereto to a holder of the Grantor Trust Certificate shall be in writing and delivered, sent by facsimile or mailed to the address shown in the Grantor Trust Certificate Register.

                  SECTION 13.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Grantor Trust Certificates or the rights of the holders thereof.

                  SECTION 13.07 Grantor Trust Certificates Nonassessable and Fully Paid. The interests represented by the Grantor Trust Certificates shall be nonassessable for any losses or expenses of the Grantor Trust (except as provided in the Reserve Fund Indemnity Agreement, the Repurchase Reserve Fund Indemnity Agreement and any DHRF Indemnity Agreement and any RORF Indemnity Agreement with respect to the Grantor Trust T-2 Certificate) or for any reason whatsoever, and, upon authentication thereof by the Grantor Trust Trustee pursuant to Section 5.01, each Grantor Trust Certificate shall be deemed fully paid.

                  SECTION 13.08 Submission to Jurisdiction; Venue. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of any Federal or New York State court having jurisdiction in the Borough of Manhattan, the City of New York, for the purpose of any suit, action or proceeding arising out of or relating to this Agreement or the Grantor Trust Certificates. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum.

                  SECTION 13.09 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 13.10     Tax Treatment.

                  (a) The parties hereto agree that the Grantor Trust created hereby will at all times be characterized as an investment trust as described in Treasury Regulations Section 301.7701-4(c) taxable as a grantor trust for Federal, state and local income tax purposes. The parties also agree to treat the respective interests of the Certificateholders in payments under each Contract Receivable, other than a Contract Receivable listed on Exhibit B, as an instrument subject to the "stripping" rules of Section 1286 of the Code for all Federal, state and local income tax purposes. For all income tax purposes, (i) any income, gain or loss of the Grantor Trust associated with a T-1 Allocable Payment or attributable to any asset of the Grantor Trust, to the extent of the beneficial interest therein of the holder of the Grantor Trust T-1 Certificate, is the income, gain or loss of the holder of the Grantor Trust T-1 Certificate, and (ii) any income, gain or loss of the Grantor Trust associated with a T-2 Allocable Payment, including, without limitation, all amounts deposited in the Certificate Account pursuant to Section 6.09, or attributable to any asset of the Grantor Trust, to the extent of the beneficial interest therein of the holders of the Grantor Trust T-2 Certificates, is the income, gain or loss of the holders of the Grantor Trust T-2 Certificates.

                  (b) The Seller agrees that on or prior to the tenth day after the Closing Date, the Seller shall provide the Servicer with a written notification relating to each Class of Certificates, setting forth (i) the "issue prices" thereof as defined in Section 1273(b) of the Code stated in dollars and as a percentage of par; (ii) the prepayment assumption used in pricing the Certificates; (iii) the yield to maturity as of the issue date for each Class of the Certificates and for each Grantor Trust Certificate; (iv) the projected cash flow of the Certificates and for each Grantor Trust Certificate using the pricing prepayment speed assumption; (v) sub-pooling criteria for the collateral and any other criteria which may have been used in generating the cash flow model for the pricing of each of the Certificates and for each Grantor Trust Certificate; and (vi) such other information as to matters of fact as the Servicer may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Seller be determined by it.

                  SECTION 13.11 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Pooling Agreement set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Pooling Agreement. This Agreement and the Pooling Agreement may not be modified, amended, waived, or supplemented except as provided herein and therein, respectively.

                  SECTION 13.12 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 13.13     Indemnities.

                  (a) The Grantor Trust shall indemnify, defend and hold harmless each director and officer of Derby, Saber and Sentec (to the extent that a Servicing Officer is serving in such capacity), and BT and its agents, but only in its capacities as Servicer, GT Collateral Agent, Custodian, Grantor Trust Certificate Registrar or Grantor Trust Paying Agent, from and against any and all liabilities, losses, claims, damages, penalties, actions, judgments or suits (other than in connection with a Remedial Proceeding or a Liquidation) arising out of or incurred in connection with the execution, delivery, enforcement, performance and administration of its duties under this Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such liability, loss, claim, damage, penalty, action, judgment or suit (a) shall be due to the misfeasance, willful misconduct, negligence or bad faith of BT or its agents; or
(b) shall arise from BT's breach of any of its covenants, representations or warranties hereunder. Any amounts to which BT is entitled as indemnification under this Agreement shall be payable to BT as Grantor Trust Expenses.

                  (b) BT, in each of its capacities hereunder shall indemnify, defend and hold harmless the Grantor Trust Trustee, the Trust, the REMIC Trustee, the Grantor Trust, the holders of the Certificates and the holders of the Grantor Trust Certificates from and against any and all costs, expenses, losses, damages, claims and liabilities, to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon, such persons, through the misfeasance, negligence, willful misconduct or bad faith of Bankers Trust in the performance of its duties or by reason of reckless disregard of its obligations and duties. This indemnity shall survive any Service Transfer, provided that a Servicer's obligations under this Section
13.13 shall not relate to any actions of any subsequent Servicer after a Service Transfer. Each successor to BT in any of its capacities shall be deemed to have assumed the obligations of this paragraph from and after the date on which it assumes such office, and shall be deemed to be a beneficiary of the immediately preceding paragraph.

                  (c) The Grantor Trust shall indemnify, defend and hold harmless the Grantor Trust Trustee from and against any and all liabilities, losses, claims, damages, penalties, actions, judgments or suits arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such liability, loss, claim, damage, penalty, action, judgment or suit (a) shall be due to the misfeasance, willful misconduct, negligence or bad faith of the Grantor Trust Trustee or its agents; or (b) shall arise from the Grantor Trust Trustee's breach of any of its covenants, representations or warranties hereunder. Any amounts to which the Grantor Trust Trustee is entitled to receive as indemnification under this Agreement shall be payable to the Grantor Trust Trustee as Grantor Trust Expenses.

                  (d) Indemnification under this Section 13.13 shall include reasonable fees and expenses of counsel and expenses of litigation. If BT or the Grantor Trust shall have made any indemnity payments pursuant to this Section
13.13 and the recipient thereafter collects any of such amounts from others, the recipient shall receive and hold the same in trust pending prompt repayment of such amounts to BT and/or the Grantor Trust, without interest. The indemnities under this Section 13.13 shall survive the resignation or removal of the Grantor Trust Trustee, BT in its capacity as the Servicer or otherwise or the REMIC Trustee, or the termination of this Agreement or the Pooling Agreement.

                  The parties hereto agree that this Agreement is the separate letter agreement described in each Paying Agent Agreement and that the indemnification provisions of this Section 13.13(a) include the indemnification of BT as the Paying Agent as and to the extent provided in each Paying Agent Agreement.

                  SECTION 13.14     Replacement of Bankers Trust.

                  Pursuant to this Agreement, BT has been appointed as the Servicer. In its capacity as Servicer, BT shall receive the Servicing Fee, payable from the Servicing and Grantor Trust Expenses at the times and from the sources described in Section 6.04 of this Agreement and Section 6.01 of the Pooling Agreement. For its role in each of its other capacities hereunder, BT shall receive no additional compensation therefor and BT shall be responsible for paying all fees of the Grantor Trust Trustee (and any successor thereto) and the REMIC Trustee (and any successor thereto). This Agreement is the separate letter agreement described in each Paying Agent Agreement, and the Servicing Fee hereunder includes the compensation for BT (or any successor to BT as Paying Agent) for its services under each Paying Agent Agreement. If BT shall be replaced as Servicer, it shall be replaced in all of its other capacities under this Agreement. The Grantor Trust Trustee shall temporarily assume each such role and perform the duties and obligations of BT in each such capacity, without additional compensation, until such time as it appoints a replacement which meets each of the eligibility requirements therefor. The successor Servicer appointed hereunder shall be the Servicer hereunder and (except as provided in Section 10.02) receive the same Servicing Fee and Special Servicing Fee as the Servicer. The successor Servicer shall assume each role and perform the duties of BT in all of the other capacities in which BT currently serves (or retain one or more Eligible Institutions to perform in such capacities) and the successor Servicer and Eligible Institutions, if any, shall not receive any additional compensation therefor.

                  SECTION 13.15     Calculations.

                  Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year consisting of twelve thirty-day months and will be carried out to at least three decimal places.

                  SECTION 13.16     No Bankruptcy Petition.

                  Each of the Seller, the Affiliated Sellers, the Servicer, the T-2 Holder and the Grantor Trust Trustee, on behalf of the Grantor Trust, agrees that, prior to the date which is one year and one day after the payment in full of the Offered Certificates it will not institute against, or join any other Person in instituting against, the Grantor Trust, the T-2 Holder or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

                  SECTION 13.17     Waiver of Lien on Grantor Trust.

                  Each of the Grantor Trust Trustee and BT in each of its capacities hereunder hereby waive and agree not to assert, claim or endeavor to exercise any right or setoff, banker's lien or other similar lien, security interest or encumbrance or other purported form of claim with respect to the Grantor Trust and assets or funds from time to time held in the Grantor Trust or the Trust, the Pledged Funds, the Net Sandwich Investments, a Sandwich Investment Account any funds or investments held on any account established pursuant to Article VII hereof, and any proceeds of or income on any of the foregoing.

                  SECTION 13.18     Presidio Tax Indemnification.

                  Presidio hereby agrees to indemnify and hold harmless the Grantor Trust against all taxes, charges, penalties, interests and all other losses, claims, damages or liabilities (i) arising out of the failure to have filed timely all returns, declarations, reports, estimates, information returns and statements with respect to any taxes required to be filed on or prior to the Closing Date under U.S. Federal, state, local or any foreign laws by each of Derby, Saber and Sentec, with respect to any period or periods ending on or prior to the Closing Date and (ii) arising out of the failure by Derby, Saber or Sentec to have paid, within the time and in the manner prescribed by law, any taxes that are or may become due and payable by them for all periods ending on or prior to the Closing Date, without any regard for any extensions which may have been received or to which Derby, Saber and Sentec are entitled. Promptly after receipt by the Grantor Trust Trustee, the Servicer or the GT Collateral Agent of a notice of the commencement of any action or claim that may give rise to an indemnification claim hereunder, it shall notify in writing Presidio of the commencement of such action but the omission to so notify will not relieve Presidio of any liability which Presidio may have hereunder unless such failure to notify materially prejudices Presidio or its ability to defend against such claim. Presidio will be entitled to assume the defense of such claim at Presidio's expense and with counsel selected by Presidio. Presidio will not be liable for any settlement of any such action effected without its prior written consent which consent shall not be unreasonably withheld, but, if settled with such consent, Presidio shall indemnify the Grantor Trust as provided hereunder. In no event shall Presidio's liability under this Section 13.18 exceed $915,000 (less any out-of-pocket expenses incurred by Presidio in defending any claim which would give rise to an indemnification claim under this Section).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of January 1, 1996.


                              PRESIDIO CR HOLDINGS, L.P.


                              By:      PRESIDIO GP CORP., as
                                         general partner

                              By:      WEXFORD MANAGEMENT
                                       LLC, as agent


                              By: /s/ Mark Plaumann
                                       Name:  Mark Plaumann
                                       Title: Sr. Vice President


                              PRESIDIO CAPITAL CORP.


                              By:      WEXFORD MANAGEMENT
                                       LLC, as agent


                              By: /s/ Mark Plaumann
                                       Name:  Mark Plaumann
                                       Title: Sr. Vice President


                              INTEGRATED RESOURCES LIFE COMPANIES INC.


                              By: /s/ Mark Plaumann
                                       Name:  Mark Plaumann
                                       Title: Sr. Vice President


                              BANKERS TRUST COMPANY,
                              as Servicer, Custodian, Collateral Agent, Grantor Trust Certificate Registrar, Grantor Trust Paying Agent, and GT Collateral Agent



                              By:/s/ Katherine M. Keller
                                       Name:  Katherine M. Keller
                                       Title: Assistant Secretary


                              UNION BANK, as Grantor
                                Trust Trustee


                              By:  /s/Mike McGhee
                                       Name:  Mike McGhee
                                       Title:    Assistant Vice President

                  Acknowledged and Agreed Solely for Purposes of Sections 2.05, 2.07, 3.02, 4.05(l), 4.20(h), 6.03, 6.05, 7.02, 7.03, 13.10
                  and 13.16.


                              T-TWO PARTNERS, L.P.


                              By:      T-TWO GENERAL, L.P., as
                                          general partner

                              By:      T-TWO GENERAL CORP., as
                                          general partner



                              By: /s/ Mark Plaumann
                                       Name:  Mark Plaumann
                                       Title: Vice President